UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2014

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Limited Maturity Obligations
Short Duration Government
Short Duration Income

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	LIMITED MATURITY OBLIGATIONS

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	8

Schedules of Investments	48

Financial Statements	92

Financial Highlights	100

Notes to Financial Statements	114

Report of Independent Registered Public Accounting Firm	144

Other Information	145

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated fixed income securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Limited Maturity Obligations Fund invests in a broad range of high quality, U.S. dollar-denominated money market and other fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund is not a money market fund and does not attempt to maintain a stable net asset value. The Fund is subject to NAV risk, which means that the net asset value of the Fund and the value of investments in the Fund will fluctuate. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Because the Fund may invest heavily in specific sectors (for example, the financial services sector), the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Investments in asset-backed and receivables-backed securities are subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

Economic conditions and monetary policies of global central banks drove the performance of the global fixed income markets during the 12 months ended March 31, 2014 (“the Reporting Period”).

When the Reporting Period began in April 2013, spread, or non-government bond, sectors were performing well, as investors sought higher yielding assets in the artificially low interest rate environment created by accommodative monetary policies of central banks around the world. The Federal Reserve (the “Fed”), for example, maintained its quantitative easing program through which it purchased approximately $85 billion of U.S. Treasury and mortgage-backed securities every month. In early May 2013, the European Central Bank (“ECB”) cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone economic growth and slowing inflation. (A basis point is 1/100th of a percentage point.)

Meanwhile, U.S. economic data strengthened in late April and through May 2013, led by robust housing data and an improved employment picture. The strengthening trend prompted the Fed in mid-May 2013 to signal a possible reduction, or tapering, of its asset purchases later in 2013. In response to then-Fed Chair Bernanke’s testimony, government bond yields rose substantially, while spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed indeed withdraw support.

Market volatility drove global bond yields higher early in the third quarter of 2013 on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Ben Bernanke, and the risk of a military intervention in Syria. Subsequently, interest rates rose and spread sectors rallied on the Fed’s surprise decision at its September 2013 meeting to not yet start reducing asset purchases. The central bank cited insufficient economic conditions and concerns about fiscal tightening. Global economic growth momentum showed improvement, the Eurozone emerged from recession, and China’s economy stabilized on increased investment.

At the beginning of October 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown. On October 16th, lawmakers reached a last-minute deal to extend the government’s borrowing authority, and the U.S. narrowly avoided a default. Also in October, Janet Yellen, a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair in 2014.

Global bond yields increased in the fourth calendar quarter overall on improving economic data and, in December 2013, on the Fed’s decision to begin trimming its asset purchases. The Fed announced that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, cutting its total monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its intention to keep rates low throughout the economic recovery.

During the first quarter of 2014, global bond yields declined overall. In January 2014, they fell on concerns about economic growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. In line with market expectations, the Fed announced in January that it would reduce its monthly asset purchases by an additional $10 billion in February 2014.

MARKET REVIEW

The ECB restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. U.S. economic data showed improvement during February 2014, suggesting that previous weakness may have been influenced by temporary factors such as poor winter weather and a reduction in inventories. In the Eurozone, data continued to paint a picture of gently improving economic growth alongside subdued inflation, easing pressure on the ECB to offer more stimulus. Russia’s military presence in the Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Russian assets took the brunt of the selloff, and the Russian central bank hiked interest rates to curb further currency depreciation. The Fed announced it would cut its monthly asset purchases by another $10 billion in March 2014. In March, fixed income investors generally focused on events in the Ukraine and the implementation of U.S. and European sanctions on Russia. Although the global manufacturing Purchasing Managers Index (“PMI”) dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In the U.S., the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015. At the same time, the Fed said it would taper its monthly asset purchases by another $10 billion in April 2014, to $55 billion, and dropped language regarding the 6.5% unemployment rate as its threshold for rate hikes.

For the Reporting Period overall, high yield corporate bonds posted the strongest performance within the fixed income market. Investment grade corporate bonds and sovereign emerging markets debt also outperformed U.S. Treasury securities. In addition, mortgage-backed securities, asset-backed securities and agency securities outperformed U.S. Treasuries, albeit more modestly. Meanwhile, the U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, with rates on longer-term maturities increasing more than those on shorter-term maturities. Yields on three-month and six-month maturities actually declined. The yield on the bellwether 10-year U.S. Treasury rose approximately 86 basis points during the Reporting Period to 2.72%.

Looking Ahead

In our opinion, U.S. economic growth is likely to rebound near term, and we expect housing construction to be a key source of strength during 2014. The economy should also benefit, in our view, from strong private sector balance sheets, including both household wealth and a corporate cash surplus. We believe improving economic growth should put pressure on the Fed to raise interest rates sooner than the market was anticipating at the end of the Reporting Period.

Outside the U.S., we expect China’s unsustainable credit growth and rising schedule of maturing trust products to create tighter financial conditions, but the Chinese government may offset this with more fiscal spending, thereby keeping the country’s economic growth near 7.5%.

Meanwhile, we believe Europe is mired in a low economic growth, low inflation environment. Recent improvements, in our view, have been driven by disinflationary factors (e.g., falling labor costs and improved competitiveness as well as lower imports in peripheral nations) rather than inflationary factors (e.g., consumer spending in Germany remains stagnant). We expect additional ECB easing in support of Eurozone economies. In Japan, we believe economic growth is likely to slow in the second half of 2014. Government reforms have

MARKET REVIEW

benefited corporations, but wage growth is modest. As a result, the upcoming consumption tax hike is likely to weigh on Japan’s economic growth, and the markets may be overestimating the Bank of Japan’s willingness to respond. In the emerging markets, many countries appear to be in the later stages of the business cycle, which is typically associated with higher volatility and lower return. In our view, such volatility may provide attractive opportunities given the divergence in country-specific fundamentals and policy.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated average annual total returns, without sales charges, of 0.10%, -0.29%, 0.44%, 0.19% and 0.25%, respectively. These returns compare to the 0.22% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the BofA ML Six-Month U.S. Treasury Bill Index and 50% of the BofA ML One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.18% and 0.26%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. On the other hand, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross- sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds, asset-backed securities and government/agency securities also boosted results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	While our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period overall, the Fund’s exposure to asset-backed securities detracted from results as did exposure to U.S. swap spreads. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

On the positive side, positioning in corporate bonds and covered bonds helped most. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) A sizable allocation to corporate bonds benefited the Fund, as the sector performed well during the Reporting Period. Underlying credit fundamentals remained solid, with high profit margins, healthy cash balances and reduced availability of high quality assets supporting demand. Looking past cold winter weather distortions, an overall healthy U.S. economic environment was supported by robust consumption, an increase in capital expenditures and reduced fiscal drag. European economic and financial market conditions also showed signs of gentle improvement. Toward the end of the Reporting Period, we became somewhat wary that the prospect of the U.S. Federal Reserve’s (the “Fed”) unemployment threshold of 6.5% being met within the next several months could potentially create a more difficult environment for risk assets. Thus, we remained disciplined in our participation in new corporate bond issues, where we saw increasing signs of potential excess. The Fund’s allocation to covered bonds buoyed its results, as risk assets rallied overall.

PORTFOLIO RESULTS

Our individual security selection strategies were the primary positive contributor to the Fund’s relative results during the Reporting Period, especially individual selection of U.S. government securities and collateralized securities. The key contributor to results was selection amongst U.S. government securities of short and medium maturities of up to seven years. Our selection within collateralized strategies, particularly asset-backed securities, added further value. Individual issue selection amongst corporate bonds contributed positively to the Fund’s performance during the Reporting Period as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period overall, while long-term U.S. Treasury yields rose during the Reporting Period overall. The 10-year U.S. Treasury yield rose approximately 86 basis points to end the Reporting Period at 2.72%. (A basis point is 1/100th of a percentage point.) U.S. Treasuries sold off heavily in May 2013, as then-Fed Chair Ben Bernanke stated the central bank could begin reducing asset purchases in the next few months. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program in 2013. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, U.S. Treasury rates rallied as the Fed surprised markets by delaying the widely anticipated reduction in asset purchases. Lawrence Summers’ unexpected withdrawal from the running also boosted the fixed income markets, supporting the rally in U.S. Treasury yields. The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction was $10 billion per month, split evenly between U.S. Treasuries and mortgage-backed securities. This announcement caused U.S. Treasury rates to rise in the fourth quarter of 2013. In early 2014, longer-term U.S. Treasury yields declined markedly, as U.S. economic data weakened in large part on inclement weather. U.S. Treasury yields subsequently rose toward the end of the first quarter of 2014 when, following the March Fed meeting, the Fed’s rate projections showed a slightly more aggressive path for policy tightening and its language regarding the 6.5% unemployment threshold was dropped.

At the start of the Reporting Period, the Fund maintained a significant short duration position relative to the Enhanced Income Composite. We shifted to a more modestly short duration position in mid-April 2013 and mostly maintained that stance through the reminder of the Reporting Period, tactically adjusting duration to position the Fund accordingly as market conditions shifted. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to agency government guaranteed securities, asset-backed securities, investment grade corporate bonds and covered bonds decreased during the Reporting Period. A corresponding increase in allocation was concentrated in U.S. Treasury securities and cash. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities (may include municipal debt obligations or municipal securities), including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Goldman Sachs Enhanced Income Fund Composite Index[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.10%	0.22%	0.18%	0.26%	-0.11%	-0.05%
Class B	-0.29	0.22	0.18	0.26	-0.18	-0.79
Institutional	0.44	0.22	0.18	0.26	0.23	0.28
Administration	0.19	0.22	0.18	0.26	-0.02	0.03
Class IR	0.25	0.22	0.18	0.26	0.14	0.19

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.35%	0.53%	1.63%	2.24%	8/2/00
Class B	-5.27	-0.24	N/A	0.59	6/20/07
Institutional	0.44	1.17	2.15	2.72	8/2/00
Administration	0.19	0.92	1.91	2.48	8/2/00
Class IR	0.25	N/A	N/A	0.51	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional Shares, Class IR Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.70%
Class B	1.45	1.45
Institutional	0.36	0.36
Administration	0.61	0.61
Class IR	0.45	0.45

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the BofA ML One-Year U.S. Treasury Note Index, BofA ML Six-Month U.S. Treasury Bill Index, and the Goldman Sachs Enhanced Income Fund Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Administration and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	0.10%	0.82%	1.79%	2.35%
Including sales charges	-1.35%	0.53%	1.63%	2.24%

Class B (Commenced June 20, 2007)
Excluding contingent deferred sales charges	-0.29%	0.17%	N/A	0.59%
Including contingent deferred sales charges	-5.27%	-0.24%	N/A	0.59%

Institutional Class (Commenced August 2, 2000)	0.44%	1.17%	2.15%	2.72%

Administration Class (Commenced August 2, 2000)	0.19%	0.92%	1.91%	2.48%

Class IR (Commenced July 30, 2010)	0.25%	N/A	N/A	0.51%

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -0.83%, -1.53%, -1.53%, -0.50%, -1.00%, -0.58% and -1.08%, respectively. These returns compare to the -0.59% average annual total return of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The primary contributors to the Fund’s performance were our duration strategy, our cross-sector strategy and tactical positioning within the mortgage-backed securities sector. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. While the Fund underperformed the Barclays Index after fees and expenses, there were no material detractors from the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s performance was bolstered by tactical positioning to agency mortgage-backed securities as market conditions shifted. For example, the Fund benefited from its underweighted position relative to the Barclays Index in agency mortgage-backed securities during the second half of the Reporting Period. We established the position in anticipation of the Federal Reserve (the “Fed”) announcing a tapering of its asset purchases. The Fund subsequently benefited as mortgage-backed security spreads, or yield differentials to U.S. Treasuries, widened as the Fed tapering announcement materialized in December 2013.

Also contributing positively to the Fund’s performance was its underweighted allocation to premium, or higher coupon agency mortgage-backed securities early in the Reporting Period. Higher coupon securities underperformed lower coupon securities, which were being supported by buying from the Fed. Later in the Reporting Period, an overweighted allocation to premium coupons benefited the Fund, as interest rates rose and the higher coupon mortgage-backed securities’ collateral benefited from lower prepayment speeds.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s U.S. duration and yield curve positioning was a strong positive contributor to results during the Reporting Period. Overall, the Fund had a short duration relative to that of the Barclays Index during the majority of the Reporting Period. This positioning particularly helped in August, November and December 2013, as interest rates rose sharply during these months on anticipation of and then the actual announcement of the Fed’s decision to taper its monthly purchases of agency mortgage-backed securities and U.S. Treasuries.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We held an underweight bias to agency mortgage-backed securities through much of the Reporting Period, but adjusted the Fund’s allocation to the sector, on occasion shifting to an overweight position relative to the Barclays Index, based on our then-current views. We also shifted from an underweighted position in higher coupon securities at the start of the Reporting Period to an overweighted bias at the end of the Reporting Period, as interest rates rose and higher coupon agency mortgage-backed securities benefited from lower prepayment speeds. Finally, we shifted the Fund’s duration positioning from a short duration position relative to that of the Barclays Index at the beginning of the Reporting Period to a neutral duration stance relative to that of the Barclays Index at the end of September 2013 and then returned to a shorter duration than that of the Barclays Index by the end of 2013.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of March 2014, the Fund had overweighted allocations relative to the Barclays Index in agency non-government guaranteed securities, and in commercial mortgage-backed securities. To a more modest degree, the Fund also had overweighted allocations relative to the Barclays Index in asset-backed securities and residential mortgage-backed securities. Within the residential mortgage-backed securities sector, the Fund was underweighted relative to the Barclays Index in mortgage-backed security pass-throughs but overweighted agency collateralized mortgage obligations and agency adjustable-rate mortgages. The Fund was underweighted relative to the Barclays Index in U.S. government securities. The Fund had a shorter duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Government/ Mortgage Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.83%	-0.59%	1.06%	0.94%
Class B	-1.53	-0.59	0.36	0.23
Class C	-1.53	-0.59	0.36	0.24
Institutional	-0.50	-0.59	1.44	1.31
Service	-1.00	-0.59	0.94	0.82
Class IR	-0.58	-0.59	1.35	1.22
Class R	-1.08	-0.59	0.86	0.73

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.52%	2.36%	3.21%	5.07%	2/10/93
Class B	-6.45	1.97	2.97	4.75	5/1/96
Class C	-2.51	2.38	2.84	4.06	8/15/97
Institutional	-0.50	3.49	3.97	5.22	8/15/97
Service	-1.00	2.97	3.45	4.70	8/15/97
Class IR	-0.58	3.39	N/A	3.79	11/30/07
Class R	-1.08	2.88	N/A	3.30	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.57	0.66
Service	1.07	1.16
Class IR	0.67	0.75
Class R	1.16	1.25

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	-0.83%	3.15%	3.61%	5.26%
Including sales charges	-4.52%	2.36%	3.21%	5.07%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	-1.53%	2.39%	2.97%	4.75%
Including contingent deferred sales charges	-6.45%	1.97%	2.97%	4.75%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.53%	2.38%	2.84%	4.06%
Including contingent deferred sales charges	-2.51%	2.38%	2.84%	4.06%

Institutional Class (Commenced August 15, 1997)	-0.50%	3.49%	3.97%	5.22%

Service Class (Commenced August 15, 1997)	-1.00%	2.97%	3.45%	4.70%

Class IR (Commenced November 30, 2007)	-0.58%	3.39%	N/A	3.79%

Class R (Commenced November 30, 2007)	-1.08%	2.88%	N/A	3.30%

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.01%, 0.45%, -0.14% and 0.24%, respectively. These returns compare to the 0.07% average annual total return of the Fund’s benchmark, the BofA ML Three-Month U.S. Treasury Bill Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy boosted Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst agency mortgage-backed securities and asset-backed securities also added to relative performance, partially offset by issue selection amongst corporate bonds, which detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with an allocation to corporate bonds particularly benefiting the Fund, as the sector performed well during the Reporting Period. Underlying credit fundamentals remained solid, with high profit margins, healthy cash balances and reduced availability of high quality assets supporting demand. Looking past cold winter weather distortions, an overall healthy U.S. economic environment was supported by robust consumption, an increase in capital expenditures and reduced fiscal drag. European economic and financial market conditions also showed signs of gentle improvement. Toward the end of the Reporting Period, we became somewhat wary that the prospect of the U.S. Federal Reserve’s (the “Fed”) unemployment threshold of 6.5% being met within the next several months could potentially create a more difficult environment for risk assets. Thus, we remained disciplined in our participation in new corporate bond issues, where we saw increasing signs of potential excess.

Exposure to agency mortgage-backed securities further added to the Fund’s relative returns. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasury securities early in the Reporting Period, as then-Fed Chair Ben Bernanke stated the central bank could begin reducing asset purchases. However, agency mortgage-backed security spreads, or yield differentials to duration-equivalent U.S. Treasury securities, rallied in September 2013 following the Fed’s decision to not taper its asset purchases at that time. Furthermore, continued Fed buying overwhelmed light issuance. Agency mortgage-backed securities continued to outperform duration-equivalent U.S. Treasuries in the fourth quarter of 2013 but then modestly underperformed duration-neutral U.S. Treasuries in the first quarter of 2014, as Fed tapering began and new Fed Chair Janet Yellen’s comments suggested the first rate hike could come as early as mid-2015.

The Fund’s sizable exposure to asset-backed securities also contributed positively to its relative results, although its exposure to U.S. swap spreads detracted. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It

PORTFOLIO RESULTS

is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection amongst adjustable rate mortgages (“ARMs”) and collateralized mortgage obligations (“CMOs”) within our collateralized strategy contributed positively to the Fund’s relative results during the Reporting Period. The Fund’s issue selection amongst corporate bonds detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, with the majority of positive return attributable to a core underweighted position in U.S. Treasury securities held during the Reporting Period. A long duration position relative to the BofA ML Three-Month U.S. Treasury Bill Index in April and May 2013 detracted from relative returns, as an underweight to the long-term end of the U.S. Treasury yield curve weighed on performance. We shifted to a short duration position compared to the BofA ML Three-Month U.S. Treasury Bill Index in June 2013 and maintained our core bearish view through most of the Reporting Period, with the exception of August 2013 when a tactical long duration position contributed to results, particularly in the intermediate segment of the U.S. Treasury yield curve. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period overall, while long-term U.S. Treasury yields rose during the Reporting Period overall. The 10-year U.S. Treasury yield rose approximately 86 basis points to end the Reporting Period at 2.72%. (A basis point is 1/100th of a percentage point.)

U.S. Treasuries sold off heavily in May 2013, as then-Fed Chair Ben Bernanke stated the central bank could begin reducing asset purchases in the next few months. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program in 2013. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, U.S. Treasury rates rallied as the Fed surprised markets by delaying the widely anticipated reduction in asset purchases. Lawrence Summers’ unexpected withdrawal from the running also boosted the fixed income markets, supporting the rally in U.S. Treasury yields. The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction was
$10 billion per month, split evenly between U.S. Treasuries and mortgage-backed securities. This announcement caused U.S. Treasury rates to rise in the fourth quarter of 2013. In early 2014, longer-term U.S. Treasury yields declined markedly, as U.S. economic data weakened in large part on inclement weather. U.S. Treasury yields subsequently rose toward the end of the first quarter of 2014 when, following the March Fed meeting, the Fed’s rate projections showed a slightly more aggressive path for policy tightening and its language regarding the 6.5% unemployment threshold was dropped. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities (may include taxable municipal debt obligations or municipal securities) increased during the Reporting Period. A corresponding decrease in allocation was concentrated in mortgage-backed securities and cash. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, quasi-government securities (may include taxable municipal debt obligations or municipal securities) and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	BofA ML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.01%	0.07%	0.13%	-0.04%
Institutional	0.45	0.07	0.46	0.29
Service	-0.14	0.07	-0.03	-0.20
Class IR	0.24	0.07	0.37	0.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.47%	0.33%	1.34%	2.93%	5/15/95
Institutional	0.45	0.99	1.84	3.62	7/17/91
Service	-0.14	0.50	1.36	2.54	3/27/97
Class IR	0.24	0.88	N/A	0.70	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.96%
Institutional	0.36	0.62
Service	0.86	1.12
Class IR	0.45	0.71

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA, and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the BofA ML Three-Month U.S. Treasury Bill Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less that their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	-0.01%	0.63%	1.49%	3.01%
Including sales charges	-1.47%	0.33%	1.34%	2.93%

Institutional Class (Commenced July 17, 1991)	0.45%	0.99%	1.84%	3.62%

Service Class (Commenced March 27, 1997)	-0.14%	0.50%	1.36%	2.54%

Class IR (Commenced November 30, 2007)	0.24%	0.88%	N/A	0.70%

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -6.60%, -7.29%, -6.22%, -6.35% and -6.82%, respectively. These returns compare to the -6.49% average annual total return of the Fund’s benchmark, the Barclays U.S. TIPS Index (“Barclays Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period. Our duration strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Detracting from the Fund’s results was our volatility positioning, expressed via swaptions (or options on interest rate swap contracts). The Fund’s volatility positioning benefited Fund performance during the second quarter of 2013 and into the first part of the third quarter of 2013. However, volatility positioning detracted in September and October when markets positioned for an expected tapering of asset purchases by the Federal Reserve (the “Fed”) that did not materialize. Similarly, tepid economic data and emerging market weakness, led by the geopolitical conflict in Ukraine, in January and February 2014 resulted in the Fund’s volatility positioning serving as a drag on performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning contributed positively to the Fund’s performance during the Reporting Period. The Fund’s duration positioning proved especially effective from August to mid-September 2013 when the Fund was positioned with a shorter duration stance than the Barclays Index, as interest rates rose rapidly and significantly during these weeks. The Fund’s shorter duration position than the Barclays Index also helped in December 2013 when the Fed announced its asset tapering and in March 2014 when Fed Chair Yellen suggested the first interest rate hike could come as early as mid-2015. Each of these events drove interest rates higher.

Yield curve positioning overall also contributed positively to the Fund’s results. Particularly helpful was the Fund’s positioning relative to the Barclays Index in the seven-year and longer portion of the TIPS yield curve. The positive contribution of positioning along the longer-term end of the TIPS yield curve was only slightly offset by positioning in the intermediate segment of the TIPS yield curve, i.e. securities with maturities of two to six years, which detracted from the Fund’s performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to express our views on interest rate volatility and an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. Also, we adjusted the Fund’s duration positioning as market conditions shifted during the Reporting Period. Further, reflecting our view on increasing U.S. interest rates in the coming months, we increased the Fund’s exposure to short duration TIPS (zero to seven year maturities) and reduced its exposure to longer duration TIPS (seven year and longer maturities) during the first quarter of 2014.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of March 2014, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had a modestly shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-6.60%	-6.49%	2.97%	2.85%
Class C	-7.29	-6.49	2.33	2.21
Institutional	-6.22	-6.49	3.42	3.30
Class IR	-6.35	-6.49	3.33	3.21
Class R	-6.82	-6.49	2.85	2.74

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-10.12%	3.83%	4.26%	8/31/07
Class C	-8.21	3.87	4.15	8/31/07
Institutional	-6.22	5.00	5.28	8/31/07
Class IR	-6.35	4.86	4.36	11/30/07
Class R	-6.82	4.38	3.88	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.62%	0.81%
Class C	1.38	1.56
Institutional	0.28	0.46
Class IR	0.37	0.55
Class R	0.87	1.05

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to exclusion of certain derivatives, if any, as listed in the Additional Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 7.9 and 9.3 years, respectively, at March 31, 2014 and March 31, 2013.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	-6.60%	4.63%	4.87%
Including sales charges	-10.12%	3.83%	4.26%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	-7.29%	3.87%	4.15%
Including contingent deferred sales charges	-8.21%	3.87%	4.15%

Institutional Class (Commenced August 31, 2007)	-6.22%	5.00%	5.28%

Class IR (Commenced November 30, 2007)	-6.35%	4.86%	4.36%

Class R (Commenced November 30, 2007)	-6.82%	4.38%	3.88%

PORTFOLIO RESULTS

Goldman Sachs Limited Maturity Obligations Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

The Goldman Sachs Limited Maturity Obligations Fund (the “Fund”) launched on February 28, 2014. Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the period from its inception on February 28, 2014 through March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated cumulative total returns, without sales charges, of 0.00% and 0.00%, respectively. These returns compare to the 0.01% cumulative total return of the Fund’s benchmark, the BofA ML 3-6 Month U.S. Treasury Bill Index, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As the Fund launched on February 28, 2014, its portfolio was being built up during the Reporting Period. Thus, initial transactions costs had a heavier impact on performance than they would during a six-month or 12-month reporting period. Because the Reporting Period only covered a one-month period, attribution provided for such a brief Reporting Period is not reflective of the Fund’s strategy or performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on February 28, 2014, it was not a matter of making changes during the Reporting Period but of building the portfolio.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of the Reporting Period, the Fund had built an emphasis on investment grade corporate credit, municipal securities and quasi-government securities (may include taxable municipal debt obligations or municipal securities), leveraging our Fixed Income Team’s deep credit resources and capabilities. As of March 31, 2014, the Fund had approximately 12% of its net assets in investment grade corporate credit, approximately 22% in municipal securities and the remainder in cash and cash equivalents.

FUND BASICS

Limited Maturity Obligations Fund

as of March 31, 2014

PERFORMANCE REVIEW
February 28, 2014–March 31, 2014	Fund Total Return (based on NAV)[1]	BofA ML 3-6 Month U.S. Treasury Bill Index[2]
Institutional	0.00%	0.01%
Administration	0.00	0.01

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.19%	2.54%
Administration	0.44	2.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.10%, -0.20%, 0.44%, -0.06% and 0.35%, respectively. These returns compare to the 0.42% average annual total return of the Fund’s benchmark, the BofA ML Two-Year U.S. Treasury Note Index, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning and cross-sector strategies contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst mortgage- backed securities proved effective, partially offset by selection amongst government/agency securities, which detracted from the Fund’s performance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities and agency debentures helping most. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasury securities early in the Reporting Period when then-Federal Reserve (“Fed”) Chair Ben Bernanke stated the central bank could being reducing asset purchases over the next few months. Agency mortgage-backed security spreads, or yield differentials to duration-equivalent U.S. Treasury securities, rallied in September 2013 following the Fed’s surprise decision to not begin tapering its asset purchases at that time. Furthermore, continued Fed buying had overwhelmed light issuance. Agency mortgage-backed securities continued to outperform duration-equivalent U.S. Treasuries in the fourth quarter of 2013 but then modestly underperformed duration-neutral U.S. Treasuries in the first quarter of 2014, as Fed tapering began and new Fed Chair Janet Yellen’s comments suggested the first rate hike could come as early as mid-2015.

Detracting from the Fund’s performance was individual issue selection within the government/agency sector, primarily amongst agency debentures and Treasury inflation protected securities (“TIPS”). This negative impact was partially offset by issue selection amongst U.S. Treasury securities, especially in the intermediate part of the yield curve.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. A longer duration position than the BofA ML Two-Year U.S. Treasury Note Index in April and May 2013 detracted from returns, as an underweight to the 10-year and 20-year segments of the U.S. Treasury yield curve weighed on performance. We shifted to a comparatively short duration position in U.S. rates in June 2013 and maintained our core bearish view through most of the Reporting Period, with the exception of August 2013 when a tactical long duration position contributed to results, particularly in the intermediate segment of the U.S. Treasury yield curve. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period overall, while long-term U.S. Treasury yields rose during the Reporting Period overall. The 10-year U.S. Treasury yield rose approximately 86 basis points to end the Reporting Period at 2.72%. (A basis point is 1/100th of a percentage point.)

U. S. Treasuries sold off heavily in May 2013, as then-Fed Chair Ben Bernanke stated the central bank could begin reducing asset purchases in the next few months. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program in 2013. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, U.S. Treasury rates rallied as the Fed surprised markets by delaying the widely anticipated reduction in asset purchases. Lawrence Summers’ unexpected withdrawal from the running also boosted the fixed income markets, supporting the rally in U.S. Treasury yields. The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction was $10 billion per month, split evenly between U.S. Treasuries and mortgage-backed securities. This announcement caused U.S. Treasury rates to rise in the fourth quarter of 2013. In early 2014, longer-term U.S. Treasury yields declined markedly, as U.S. economic data weakened in large part on inclement weather. U.S. Treasury yields subsequently rose toward the end of the first quarter of 2014 when, following the March Fed meeting, the Fed’s rate projections showed a slightly more aggressive path for policy tightening and its language regarding the 6.5% unemployment threshold was dropped. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to government securities and quasi-government securities (may include municipal debt obligations or municipal securities) decreased during the Reporting Period. A corresponding increase in allocation was concentrated in mortgage-backed security pass-throughs and quasi-government securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities (may include municipal debt obligations or municipal securities), including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund*

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.10%	0.42%	0.71%	0.63%
Class C	-0.20	0.42	0.32	-0.10
Institutional	0.44	0.42	1.05	0.98
Service	-0.06	0.42	0.56	0.48
Class IR	0.35	0.42	0.96	0.89

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year U.S. Treasury note. The index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month., does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*Effective	March 17, 2014, Class B Shares converted to Class A Shares. Information about Class A Shares is shown below.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.44%	0.89%	2.50%	3.77%	5/1/97
Class C	-0.85	0.73	2.03	3.08	8/15/97
Institutional	0.44	1.54	3.01	5.22	8/15/88
Service	-0.06	1.06	2.50	3.88	4/10/96
Class IR	0.35	1.47	N/A	2.70	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.89%
Class C	1.26	1.64
Institutional	0.52	0.55
Service	1.02	1.05
Class IR	0.61	0.64

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the BofA ML Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.10%	1.20%	2.65%	3.86%
Including sales charges	-1.44%	0.89%	2.50%	3.77%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.20%	0.73%	2.03%	3.08%
Including contingent deferred sales charges	-0.85%	0.73%	2.03%	3.08%

Institutional Class (Commenced August 15, 1988)	0.44%	1.54%	3.01%	5.22%

Service Class (Commenced April 10, 1996)	-0.06%	1.06%	2.50%	3.88%

Class IR (Commenced November 30, 2007)	0.35%	1.47%	N/A	2.70%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 1.28%, 0.87%, 1.62%, 1.53% and 1.02%, respectively. These returns compare to the 0.83% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. 1-5 Year Corporate Index and 50% of the Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 1.70% and -0.03%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also contributed positively to the Fund’s performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our country strategy added to relative performance as well, with performance driven by relative value trades. Conversely, our currency strategy detracted modestly, as emerging market currencies sold off on the potential of the Federal Reserve (the “Fed”) tapering its quantitative easing program. Bottom-up individual issue selection amongst corporate bonds and collateralized securities contributed positively to the Fund’s results, while individual issue selection amongst emerging market debt and municipal bonds detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning overall contributed positively to the Fund’s results during the Reporting Period, with an allocation to corporate bonds particularly benefiting the Fund, as the sector performed well during the Reporting Period. Underlying credit fundamentals remained solid, with high profit margins, healthy cash balances and reduced availability of high quality assets supporting demand. Looking past cold winter weather distortions, an overall healthy U.S. economic environment was supported by robust consumption, an increase in capital expenditures and reduced fiscal drag. European economic and financial market conditions also showed signs of gentle improvement. Toward the end of the Reporting Period, we became somewhat wary that the prospect of the Fed unemployment threshold of 6.5% being met within the next several months could potentially create a more difficult environment for risk assets. Thus, we remained disciplined in our participation in new corporate bond issues, where we saw increasing signs of potential excess.

Exposure to agency mortgage-backed securities further added to the Fund’s relative returns. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasury securities early in the Reporting Period, as then-Fed Chair Ben Bernanke stated the central bank could begin reducing asset purchases. However, agency mortgage-backed security spreads, or yield differentials to duration-equivalent U.S. Treasury securities, rallied in September 2013 following the Fed’s decision to not taper its asset purchases at that time. Furthermore, continued Fed buying overwhelmed light

PORTFOLIO RESULTS

issuance. Agency mortgage-backed securities continued to outperform duration-equivalent U.S. Treasuries in the fourth quarter of 2013 but then modestly underperformed duration- neutral U.S. Treasuries in the first quarter of 2014, as Fed tapering began and new Fed Chair Janet Yellen’s comments suggested the first rate hike could come as early as mid-2015.

The Fund’s sizable exposure to asset-backed securities also contributed positively to its relative results as did its exposure to emerging market debt, the latter as local rates and emerging market currencies sold off heavily during the first half of the Reporting Period on expectations of Fed tapering of its quantitative easing purchases before rebounding slightly during the second half of the Reporting Period.

The Fund’s exposure to U.S. swap spreads detracted from the Fund’s performance. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection of investment grade and high yield corporate bonds, focused in securities of intermediate maturity and high quality, added to the Fund’s results. Individual issue selection within the collateralized sector also contributed positively to Fund performance, particularly selection amongst mortgage-backed securities. These positive contributions were partially offset by the Fund’s exposure to Brazilian government securities across the maturity spectrum and by selection amongst municipal bonds, which detracted from the Fund’s performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a modestly positive impact on results during the Reporting Period, with the majority of return attributable to positioning in the three-year and 10-year segments of the U. S. Treasury yield curve, particularly in May and June 2013.

A long duration position relative to the Short Duration Income Composite in April and May 2013 detracted from relative returns, as an underweight to the long-term end of the U.S. Treasury yield curve weighed on performance. We shifted to a short duration position in U.S. rates compared to the Short Duration Income Composite in June 2013 and maintained our core bearish view through most of the Reporting Period, tactically moving to long duration positions at times in August and September 2013. U.S. Treasury yields at the short-term end of the yield curve declined during the Reporting Period overall, while long-term U.S. Treasury yields rose during the Reporting Period overall. The 10-year U.S. Treasury yield rose approximately 86 basis points to end the Reporting Period at 2.72%. (A basis point is 1/100th of a percentage point.)

U.S. Treasuries sold off heavily in May 2013, as then-Fed Chair Ben Bernanke stated the central bank could begin reducing asset purchases in the next few months. Through the summer months, the financial markets were focused on U.S. economic data as a key determinant of the monetary policy outlook, and stronger than expected payrolls data reinforced expectations the Fed would start tapering its quantitative easing program in 2013. Furthermore, continued speculation that Lawrence Summers was the favorite to replace Fed Chair Bernanke put additional upward pressure on U.S. Treasury yields. In September 2013, however, U.S. Treasury rates rallied as the Fed surprised markets by delaying the widely anticipated reduction in asset purchases. Lawrence Summers’ unexpected withdrawal from the running also boosted the fixed income markets, supporting the rally in U.S. Treasury yields. The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction was $10 billion per month, split evenly between U.S. Treasuries and mortgage-backed securities. This announcement caused U.S. Treasury rates to rise in the fourth quarter of 2013. In early 2014, longer-term U.S. Treasury yields declined markedly, as U.S. economic data weakened in large part on inclement weather. U.S. Treasury yields subsequently rose toward the end of the first quarter of 2014 when, following the March Fed meeting, the Fed’s rate projections showed a slightly more aggressive path for policy tightening and its language regarding the 6.5% unemployment threshold was dropped. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its foreign currency exposure and increase total return. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to investment grade and high yield corporate bonds decreased during the Reporting Period. A corresponding increase in allocation was concentrated in agency collateralized mortgage obligations, U.S. Treasury securities, mortgage-backed security pass-throughs and asset-backed securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. Corporate 1-5 Year Index and the Barclays U.S. Government 1-5 Year Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging market debt. The Fund also had exposure to government bonds and quasi-government securities (may include taxable municipal debt obligations or municipal securities) at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite Index[2]	Barclays U.S. 1-5 Year Corporate Bond Index[3]	Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	1.28%	0.83%	1.70%	-0.03%	0.93%	0.60%
Class C	0.87	0.83	1.70	-0.03	0.56	-0.10
Institutional	1.62	0.83	1.70	-0.03	1.29	0.96
Class IR	1.53	0.83	1.70	-0.03	1.20	0.87
Class R	1.02	0.83	1.70	-0.03	0.73	0.40

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Short Duration Income Composite Index is comprised of the Barclays U.S. Corporate Bonds Index, 1-5 Year (50%) and the Barclays 1-5 Year U.S. Government Index (50%).
[3]	The Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. It is not possible to invest directly in an index.
[4]	The Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. It is not possible to invest directly in an index.
[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Class A	-0.20%	1.48%	2/29/2012
Class C	0.22	1.80	2/29/2012
Institutional	1.62	2.60	2/29/2012
Class IR	1.53	2.51	2/29/2012
Class R	1.02	1.99	2/29/2012

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.38%
Class C	1.18	1.83
Institutional	0.45	1.29
Class IR	0.54	1.51
Class R	1.06	2.74

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Short Duration Income Fund Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	1.28%	2.21%
Including sales charges	-0.20%	1.48%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	0.87%	1.80%
Including contingent deferred sales charges	0.22%	1.80%

Institutional Class (Commenced February 29, 2012)	1.62%	2.60%

Class IR (Commenced February 29, 2012)	1.53%	2.51%

Class R (Commenced February 29, 2012)	1.02%	1.99%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 45.6%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$1,480,814

Banks – 23.2%
Abbey National Treasury Services PLC
1,675,000	2.875		04/25/14	1,677,611
ABN AMRO Bank NV(a)(b)
3,950,000	1.035		10/28/16	3,972,831
Australia & New Zealand Banking Group Ltd.
3,475,000	0.900		02/12/16	3,485,288
3,525,000	1.250		01/10/17	3,526,877
Bank of America Corp.
3,650,000	6.000		09/01/17	4,138,807
Bank of Montreal(a)
2,325,000	0.484		09/24/15	2,327,146
Bank of Nova Scotia
2,625,000	0.750		10/09/15	2,633,358
Bank of Scotland PLC(b)
100,000	5.250		02/21/17	110,787
Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
1,800,000	1.000		02/26/16	1,798,983
900,000	0.645	(a)	03/10/17	900,535
Barclays Bank PLC(a)
4,350,000	0.815		02/17/17	4,362,393
BPCE SA(a)
1,800,000	1.489		04/25/16	1,824,629
Branch Banking & Trust Co.(a)(c)
3,425,000	0.565		10/28/15	3,428,226
Capital One Bank USA NA(c)
2,075,000	1.150		11/21/16	2,072,931
1,325,000	0.737	(a)	02/13/17	1,326,134
Capital One Financial Corp.
1,775,000	2.125		07/15/14	1,783,156
Citigroup, Inc.
2,030,000	3.953		06/15/16	2,148,429
1,425,000	6.125		11/21/17	1,629,716
Commonwealth Bank of Australia(a)(b)
2,875,000	0.593		03/13/17	2,874,983
Cooperatieve Centrale Raiffeisen - Boerenleenbank BA(a)
3,450,000	0.715		03/18/16	3,467,072
Credit Agricole SA(a)(b)
2,975,000	1.096		10/03/16	2,999,291
Credit Suisse AG(b)
8,075,000	1.625		03/06/15	8,165,682
Fifth Third Bank(a)(c)
3,725,000	0.746		11/18/16	3,738,969
ING Bank NV(b)
1,600,000	2.000		09/25/15	1,625,776
1,875,000	1.375		03/07/16	1,880,196
JPMorgan Chase & Co.(a)
3,925,000	0.865		01/28/19	3,921,318
Mizuho Corporate Bank Ltd.(b)
1,475,000	2.550		03/17/17	1,518,749
1,150,000	1.550		10/17/17	1,140,582
Morgan Stanley & Co.
700,000	4.750		03/22/17	763,165
4,525,000	1.087	(a)	01/24/19	4,531,371

Corporate Obligations – (continued)
Banks – (continued)
Nordea Bank AB(a)(b)
$3,550,000	0.697%		05/13/16	$3,562,855
Nordea Eiendomskreditt AS(a)(b)
4,000,000	0.660		04/07/14	4,000,216
Northern Rock Asset Management PLC(b)
1,400,000	5.625		06/22/17	1,574,656
PNC Bank NA(c)
3,050,000	1.150		11/01/16	3,052,110
Royal Bank of Canada
1,775,000	0.850		03/08/16	1,779,072
Sparebank 1 Boligkreditt AS(b)
13,400,000	2.625		05/26/16	13,883,953
Standard Chartered PLC(b)
3,625,000	3.850		04/27/15	3,743,574
Sumitomo Mitsui Banking Corp.(a)
3,400,000	1.187	(b)	07/22/14	3,409,802
1,700,000	0.670		01/10/17	1,704,202
Svenska Handelsbanken AB(a)
2,875,000	0.684		03/21/16	2,885,284
UBS AG
1,526,000	3.875		01/15/15	1,566,956
Union Bank NA(a)
2,300,000	0.985		09/26/16	2,322,731
Wells Fargo & Co.
4,125,000	1.250		02/13/15	4,156,952
Westpac Banking Corp.(a)
2,650,000	0.848		01/17/19	2,654,982

				130,072,336

Chemicals – 0.5%
Praxair, Inc.
3,125,000	1.050		11/07/17	3,067,224

Consumer Products(a) – 0.1%
Kimberly-Clark Corp.
425,000	0.356		05/15/16	425,470

Electric – 2.3%
Alabama Power Co.
450,000	0.550		10/15/15	450,532
Commonwealth Edison Co.(c)
525,000	2.150		01/15/19	522,554
Duke Energy Progress, Inc.(a)
2,300,000	0.435		03/06/17	2,298,024
Electricite de France(a)(b)
3,125,000	0.694		01/20/17	3,134,812
Southern California Edison Co.(a)
1,975,000	0.297		10/01/14	1,975,196
Southern Co.
875,000	4.150		05/15/14	878,840
Virginia Electric and Power Co.(c)
900,000	1.200		01/15/18	877,940
Wisconsin Electric Power Co.
2,875,000	6.000		04/01/14	2,875,000

				13,012,898

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – 2.1%
BP Capital Markets PLC
$4,425,000	3.125%	10/01/15	$4,589,440
Chevron Corp.(c)
1,400,000	1.104	12/05/17	1,383,687
Halliburton Co.
1,925,000	1.000	08/01/16	1,932,111
Statoil ASA(a)
1,200,000	0.526	05/15/18	1,198,601
Total Capital International SA
2,450,000	1.000	08/12/16	2,460,191

			11,564,030

Finance – 1.9%
Caterpillar Financial Services Corp.
1,875,000	0.700	11/06/15	1,879,176
CDP Financial, Inc.(b)
8,600,000	3.000	11/25/14	8,746,725

			10,625,901

Food and Beverage – 3.2%
Anheuser-Busch InBev Worldwide, Inc.
4,125,000	0.800	07/15/15	4,136,531
Cargill, Inc.(b)
1,700,000	1.900	03/01/17	1,721,289
Diageo Capital PLC
2,825,000	0.625	04/29/16	2,814,722
PepsiCo, Inc.
2,800,000	0.700	02/26/16	2,807,953
Starbucks Corp.
3,725,000	0.875	12/05/16	3,708,831
Unilever Capital Corp.
2,775,000	0.850	08/02/17	2,722,717

			17,912,043

Health Care Services – 1.1%
Covidien International Finance SA
2,525,000	2.800	06/15/15	2,584,470
McKesson Corp.
950,000	3.250	03/01/16	988,264
UnitedHealth Group, Inc.
2,725,000	1.400	10/15/17	2,710,017

			6,282,751

Internet – 0.1%
eBay, Inc.
575,000	1.350	07/15/17	574,624

Life Insurance(b) – 1.2%
Metropolitan Life Global Funding I
3,437,000	5.125	06/10/14	3,468,339
Principal Life Global Funding II
3,200,000	1.125	09/18/15	3,217,830

			6,686,169

Media – Non Cable – 1.0%
NBCUniversal Enterprise, Inc.(a)(b)
3,500,000	0.776	04/15/16	3,509,373

Corporate Obligations – (continued)
Media – Non Cable – (continued)
The Walt Disney Co.
$1,525,000	0.450%	12/01/15	$1,524,501
Thomson Reuters Corp.
850,000	0.875	05/23/16	847,177

			5,881,051

Metals & Mining – 0.7%
BHP Billiton Finance USA Ltd.(a)
2,050,000	0.484	09/30/16	2,052,116
Rio Tinto Finance USA PLC(c)
1,750,000	2.000	03/22/17	1,781,645

			3,833,761

Noncaptive – Financial – 1.3%
American Express Credit Corp.
3,650,000	2.750	09/15/15	3,759,139
General Electric Capital Corp.
2,875,000	5.625	09/15/17	3,262,463

			7,021,602

Pharmaceuticals – 1.2%
AbbVie, Inc.
1,750,000	1.750	11/06/17	1,755,453
Allergan, Inc.
325,000	1.350	03/15/18	314,432
Baxter International, Inc.(a)
1,225,000	0.406	12/11/14	1,226,350
GlaxoSmithKline Capital PLC
1,350,000	0.750	05/08/15	1,355,759
2,225,000	0.700	03/18/16	2,223,619

			6,875,613

Real Estate Investment Trust(c) – 0.4%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,526,896

Retailers – 0.3%
Wal-Mart Stores, Inc.
1,575,000	0.600	04/11/16	1,577,866

Technology – 2.0%
Apple, Inc.(a)
2,625,000	0.288	05/03/16	2,624,535
Cisco Systems, Inc.(a)
2,675,000	0.516	03/03/17	2,680,409
Hewlett-Packard Co.(a)
4,000,000	1.182	01/14/19	4,009,304
Oracle Corp.
1,775,000	1.200	10/15/17	1,761,551

			11,075,799

Transportation – 1.0%
Canadian National Railway Co.(a)
3,250,000	0.436	11/06/15	3,250,020
United Parcel Service, Inc.
2,275,000	1.125	10/01/17	2,256,768

			5,506,788

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Wireless Telecommunications – 1.7%
Verizon Communications, Inc.
$9,325,000	0.700%	11/02/15	$9,310,368

TOTAL CORPORATE OBLIGATIONS
(Cost $254,374,344)			$255,314,004

Agency Debentures – 0.7%
FNMA
$2,400,000	4.125%	04/15/14	$2,403,758
1,700,000	0.375 (d)	03/16/15	1,703,222

TOTAL AGENCY DEBENTURES
(Cost $4,101,169)			$4,106,980

Asset-Backed Securities – 13.0%
Autos – 3.4%
Ally Master Owner Trust Series 2012-5, Class A
$4,600,000	1.540%	09/15/19	$4,583,380
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1
2,900,000	0.740	09/15/16	2,903,932
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2(a)
2,800,000	0.505	09/15/16	2,801,923
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(a)
4,400,000	0.535	01/15/18	4,405,712
Huntington Auto Trust Series 2012-1, Class A3
2,604,048	0.810	09/15/16	2,610,625
Motor PLC Series 2012-A, Class A1C(b)
873,333	1.286	02/25/20	874,518
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
772,143	0.680	06/15/15	772,703

			18,952,793

Credit Card – 2.2%
Bank of America Credit Card Trust Series 2014-A1, Class A(a)
7,000,000	0.535	06/15/21	7,006,713
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
5,400,000	1.020	02/22/19	5,399,126

			12,405,839

Home Equity(a) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	30,883
Centex Home Equity Series 2004-D, Class MV3
137,626	1.156	09/25/34	42,297
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
43,609	2.406	05/25/34	17,799

			90,979

Asset-Backed Securities – (continued)
Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
$37,811	4.350%	04/15/40	$39,232

Student Loan(a) – 7.4%
Access Group, Inc. Series 2004-1, Class A2
7,070,000	0.443	09/26/33	6,946,450
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
46,550	0.343	09/25/23	46,518
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
7,100,000	0.343	12/26/24	6,968,276
College Loan Corp. Trust Series 2004-1, Class A4
1,050,000	0.429	04/25/24	1,011,392
Education Funding Capital Trust I Series 2004-1, Class A2
264,958	0.393	12/15/22	264,063
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
3,963,679	0.954	06/25/26	3,992,369
Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
804,871	0.604	06/25/22	805,142
Educational Services of America, Inc. Series 2010-1, Class A1(b)
4,325,368	1.089	07/25/23	4,354,351
Educational Services of America, Inc. Series 2014-1, Class A(b)
4,650,000	0.860	02/25/39	4,605,214
Northstar Education Finance, Inc. Series 2005-1, Class A1
186,234	0.335	10/28/26	185,426
Northstar Education Finance, Inc. Series 2012-1, Class A(b)
3,626,318	0.854	12/26/31	3,629,635
Scholar Funding Trust Series 2012-B, Class A1(b)
3,929,549	0.553	10/28/25	3,903,337
SLM Student Loan Trust Series 2003-12, Class A5(b)
2,587,054	0.513	09/15/22	2,586,837
SLM Student Loan Trust Series 2007-2, Class A2
1,361,403	0.239	07/25/17	1,359,019
SLM Student Loan Trust Series 2012-6, Class A1
313,692	0.314	02/27/17	313,674
US Education Loan Trust LLC Series 2006-1, Class A2(b)
354,785	0.366	03/01/25	353,983

			41,325,686

TOTAL ASSET-BACKED SECURITIES
(Cost $72,871,995)			$72,814,529

Foreign Debt Obligations – 0.9%
Sovereign(b) – 0.2%
Kommunalbanken AS
$1,100,000	1.000%	09/26/17	$1,085,645

Supranational(a) – 0.7%
Inter-American Development Bank
4,100,000	0.685	05/20/14	4,102,325

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $5,199,873)			$5,187,970

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Government Guarantee Obligations(a)(e) – 4.4%
Achmea Hypotheekbank NV(b)
$8,200,000	0.588%	11/03/14	$8,215,129
FMS Wertmanagement
16,200,000	0.489	06/30/15	16,247,466

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $24,447,668)			$24,462,595

U.S. Treasury Obligations – 26.0%
United States Treasury Bills(f)
$31,100,000	0.000%	04/24/14	$31,099,404
United States Treasury Inflation Protected Securities
4,420,640	1.250	04/15/14	4,430,321
United States Treasury Notes
24,900,000	0.250	11/30/14	24,925,895
85,000,000	0.125	04/30/15	84,983,003

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $145,317,326)			$145,438,623

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $506,312,375)			$507,324,701

Short-term Investment(g) – 7.4%
Repurchase Agreement – 7.4%
Joint Repurchase Agreement Account II
$41,500,000	0.080%	04/01/14	$41,500,000
(Cost $41,500,000)

TOTAL INVESTMENTS – 98.0%
(Cost $547,812,375)			$548,824,701

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			11,004,373

NET ASSETS – 100.0%			$559,829,074

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $115,367,979, which represents approximately 20.6% of net assets as of March 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amount to $24,462,595, which represents approximately 4.4% of net assets as of March 31, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

Investment Abbreviation:
FNMA	—Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S Treasury Notes	(254)	June 2014	$(55,768,875)	$84,102
5 Year U.S Treasury Notes	(325)	June 2014	(38,659,766)	271,747
TOTAL				$355,849

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 51.9%
Collateralized Mortgage Obligations – 5.9%
Adjustable Rate Non-Agency(a) – 0.2%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$796,826	1.093%	11/25/29	$760,369

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
71,141	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
91,061	0.605	08/25/33	—
FNMA STRIPS Series 151, Class 2
5,461	9.500	07/25/22	830
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
29,762	0.123	08/25/33	203
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
10,682	0.320	07/25/33	93

			1,126

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
23,453	25.984	10/16/31	35,483
GNMA Series 2001-51, Class SA
18,257	31.828	10/16/31	30,124
GNMA Series 2001-51, Class SB
22,911	25.984	10/16/31	37,272
GNMA Series 2002-13, Class SB
82,041	36.843	02/16/32	130,626

			233,505

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
6,869	0.000	10/25/21	6,665

Regular Floater(a) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
236,875	0.703	02/25/48	237,193
FHLMC REMIC Series 1760, Class ZB
172,668	2.130	05/15/24	181,412

			418,605

Sequential Fixed Rate – 5.5%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	573,208
FHLMC Multifamily Structured Pass-Through Certificates Series KS01, Class A2
3,000,000	2.522	01/25/23	2,885,384
FHLMC REMIC Series 2329, Class ZA
1,026,072	6.500	06/15/31	1,128,970
FHLMC REMIC Series 4246, Class PT
2,503,972	6.500	02/15/36	2,890,937
FHLMC REMIC Series 4248, Class LM
4,659,470	6.500	05/15/41	5,384,430

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC REMIC Series 4273, Class PD
$2,150,342	6.500%	11/15/43	$2,419,364
FNMA REMIC Series 2001-53, Class GH
46,482	8.000	09/25/16	48,216
FNMA REMIC Series 2011-52, Class GB
1,400,000	5.000	06/25/41	1,512,826
FNMA REMIC Series 2011-99, Class DB
1,225,000	5.000	10/25/41	1,324,964
FNMA REMIC Series 2012-111, Class B
379,283	7.000	10/25/42	426,992
FNMA REMIC Series 2012-153, Class B
1,292,650	7.000	07/25/42	1,454,856
GNMA Series 2002-42, Class KZ
2,795,105	6.000	06/16/32	3,087,106
NCUA Guaranteed Notes Series 2010-R1, Class 2A
174,699	1.840	10/07/20	176,030
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,539,398

			26,852,681

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
743,423	0.606	10/07/20	747,285

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$29,020,236

Commercial Mortgage-Backed Securities – 7.4%
Sequential Floating Rate – 7.4%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(a)
$3,346,056	5.889%	07/10/44	$3,629,394
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A(a)
5,409,252	6.047	12/10/49	6,098,353
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A(a)
8,327,917	5.526	01/15/49	8,964,586
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(a)
7,556,577	5.823	07/15/44	8,315,174
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
5,377,565	5.166	12/12/49	5,837,673
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A(a)
2,953,229	5.509	11/12/49	3,244,824

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$36,090,004

Federal Agencies – 38.6%
Adjustable Rate FHLMC(a) – 0.3%
$181,456	2.349%	11/01/32	$191,940
1,392,969	2.375	09/01/33	1,472,523

			1,664,463

Adjustable Rate FNMA(a) – 1.2%
138,207	2.273	11/01/32	146,364
251,205	2.124	12/01/32	263,808
1,461,792	1.790	05/01/33	1,513,055

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$38,378	2.337%	06/01/33	$40,618
1,132,811	2.275	10/01/33	1,197,967
1,267,703	2.320	02/01/35	1,339,692
1,135,141	2.131	09/01/35	1,188,575

			5,690,079

Adjustable Rate GNMA(a) – 0.8%
84,745	1.625	06/20/23	86,564
38,776	1.625	07/20/23	39,614
40,202	1.625	08/20/23	41,077
105,645	1.625	09/20/23	107,959
31,555	1.625	03/20/24	32,269
273,885	1.625	04/20/24	280,171
33,492	1.625	05/20/24	34,266
232,909	1.625	06/20/24	238,320
51,464	2.000	06/20/24	53,362
76,181	1.625	07/20/24	77,961
78,533	2.000	07/20/24	81,462
137,434	1.625	08/20/24	140,664
71,661	2.000	08/20/24	74,350
66,031	1.625	09/20/24	67,592
84,876	2.000	11/20/24	88,115
32,308	2.000	12/20/24	33,548
47,304	2.500	12/20/24	49,945
56,550	2.000	01/20/25	58,731
29,924	2.000	02/20/25	31,087
102,448	2.000	05/20/25	106,499
83,527	2.000	07/20/25	86,867
41,514	1.625	02/20/26	42,594
2,056	1.625	07/20/26	2,111
54,243	1.625	01/20/27	55,726
55,497	2.000	01/20/27	57,827
40,278	1.625	02/20/27	41,385
297,992	1.625	04/20/27	306,251
34,331	1.625	05/20/27	35,287
34,412	1.625	06/20/27	35,375
12,364	1.625	11/20/27	12,717
300	2.000	11/20/27	314
48,662	1.625	12/20/27	50,056
96,216	1.625	01/20/28	98,983
33,519	1.625	02/20/28	34,486
37,247	1.625	03/20/28	38,326
171,454	1.625	07/20/29	176,716
84,803	1.625	08/20/29	87,302
22,038	1.625	09/20/29	22,690
90,047	1.625	10/20/29	92,837
107,211	1.625	11/20/29	110,544
27,619	1.625	12/20/29	28,480
33,149	1.625	01/20/30	34,187
16,023	1.625	02/20/30	16,527
87,544	1.625	03/20/30	90,295
101,751	1.625	04/20/30	104,969
154,683	1.625	05/20/30	159,578
113,752	2.000	05/20/30	119,504
23,390	1.625	06/20/30	24,100
218,681	2.000	07/20/30	229,809

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$43,349	2.000%	09/20/30	$45,467
81,589	1.625	10/20/30	84,215
157,997	1.625	03/20/32	163,320

			4,212,401

FHLMC – 3.5%
167,568	7.500	11/01/14	170,041
642	7.000	02/01/15	644
8,359	8.000	07/01/15	8,547
12,222	7.000	09/01/17	12,904
5,284	7.000	10/01/17	5,591
34,918	5.500	05/01/18	36,959
436,251	5.500	06/01/18	463,074
19,182	4.500	09/01/18	20,298
5,704	10.000	10/01/18	5,728
128,637	5.000	06/01/19	137,135
9,181	10.000	07/01/20	9,332
47,376	10.000	10/01/20	54,472
60,976	6.500	07/01/21	68,405
4,829	6.500	08/01/22	5,416
48,629	9.000	10/01/22	56,521
242,273	4.500	10/01/23	259,901
1,367,990	5.000	08/01/24	1,472,462
208,076	6.500	07/01/28	228,945
1,174,525	4.500	03/01/29	1,260,341
4,747	8.000	07/01/30	5,709
16,052	7.500	12/01/30	16,755
60,335	7.000	04/01/31	67,200
47,052	5.000	08/01/33	51,295
8,927	5.000	09/01/33	9,732
21,394	5.000	10/01/33	23,323
22,878	5.500	09/01/34	25,365
655,240	6.000	10/01/34	737,362
10,077	5.000	11/01/34	10,991
662,795	5.000	12/01/34	722,878
2,282	5.500	03/01/35	2,518
33,303	5.000	07/01/35	36,322
4,523	5.500	07/01/35	5,013
16,018	5.000	11/01/35	17,462
12,724	5.500	11/01/35	13,998
61,649	5.000	12/01/35	67,235
147,977	5.500	01/01/36	162,792
417	5.500	02/01/36	459
7,561	6.000	06/01/36	8,379
40,615	4.000	08/01/36	42,184
103,737	4.000	09/01/36	107,744
115,437	4.000	10/01/36	119,897
183,400	4.000	12/01/36	190,485
174,430	5.000	02/01/37	189,436
3,605	5.500	04/01/37	3,958
11,203	5.000	03/01/38	12,167
253,094	5.500	03/01/38	277,908
102,914	5.500	04/01/38	112,991
2,765	5.500	05/01/38	3,036
645,974	5.500	07/01/38	709,306
22,342	5.500	11/01/38	24,693

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$34,610	5.500%	12/01/38	$38,129
3,292	5.500	01/01/39	3,615
1,118,341	7.000	02/01/39	1,258,229
7,443	5.500	03/01/39	8,271
481,873	5.000	07/01/39	523,663
295,917	4.500	09/01/39	317,047
10,790	5.500	10/01/39	11,991
317,387	5.500	12/01/39	348,504
19,582	5.500	03/01/40	22,105
5,142	5.500	05/01/40	5,646
52,259	5.500	06/01/40	57,383
26,503	5.000	08/01/40	28,862
2,150,712	5.500	08/01/40	2,361,571
6,144	4.500	11/01/40	6,557
51,513	4.500	03/01/41	55,007
19,809	5.000	04/01/41	21,619
24,980	5.000	06/01/41	27,262
928,364	5.000	07/01/41	1,013,185
445,648	3.500	04/01/42	448,590
28,869	3.000	05/01/42	27,843
178,051	3.500	05/01/42	179,227
362,600	3.500	06/01/42	365,504
913,244	3.500	07/01/42	919,273
30,165	3.000	08/01/42	29,093
72,916	3.000	09/01/42	70,323
175,217	3.000	10/01/42	168,987
32,620	3.000	01/01/43	31,460
628,357	3.000	02/01/43	606,015

			17,010,270

FNMA – 29.3%
6,902	7.000	03/01/15	6,957
2,615	8.000	01/01/16	2,700
74,567	8.000	11/01/16	77,611
85,497	5.000	08/01/17	90,948
2,258,220	2.800	03/01/18	2,348,482
1,920,790	3.740	05/01/18	2,065,216
1,690,000	3.840	05/01/18	1,823,334
47,885	4.500	05/01/18	50,772
96,172	4.500	06/01/18	101,968
21,944	4.500	07/01/18	23,267
30,249	4.500	08/01/18	32,072
268,956	5.000	09/01/18	284,440
1,439,766	5.000	10/01/18	1,523,154
4,400,000	4.506	06/01/19	4,789,485
75,534	6.500	08/01/19	84,777
3,087	9.500	08/01/20	3,096
951,918	3.416	10/01/20	991,444
14,101	9.500	10/01/20	14,166
632,339	3.632	12/01/20	663,984
2,356,424	4.375	06/01/21	2,580,248
458,432	5.500	02/01/23	505,901
770,871	5.500	08/01/23	850,692
194,415	6.000	11/01/28	218,990
13,255	6.500	11/01/28	14,640
41,781	5.000	02/01/30	45,975

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$44,444	7.000%	11/01/30	$51,189
95,897	7.000	07/01/31	107,862
566	6.000	03/01/32	639
2,266	5.500	03/01/33	2,524
9,489	6.000	03/01/33	10,699
6,972,670	5.500	04/01/33	7,739,772
2,359	6.000	05/01/33	2,660
11,947	5.000	07/01/33	13,073
1,615,153	5.500	07/01/33	1,755,227
58,087	5.000	08/01/33	63,562
60,249	5.000	09/01/33	65,903
33,260	5.500	09/01/33	36,999
4,632	5.000	12/01/33	5,067
53,182	5.500	12/01/33	59,219
3,022	6.000	12/01/33	3,365
90,114	5.500	02/01/34	100,292
5,526	5.500	03/01/34	6,152
9,563	5.500	04/01/34	10,640
461,667	5.500	05/01/34	514,030
296	5.500	06/01/34	328
19,499	5.500	08/01/34	21,654
8,640	5.500	09/01/34	9,620
9,911	5.500	10/01/34	11,031
48,363	5.500	11/01/34	53,844
91,868	5.500	12/01/34	101,794
1,730,491	5.000	02/01/35	1,892,883
16,166	5.500	02/01/35	17,997
12,862	5.500	04/01/35	14,227
395,142	6.000	04/01/35	445,530
11,157	5.000	05/01/35	12,203
12,122	5.500	05/01/35	13,434
23,944	5.000	07/01/35	26,179
17,459	5.500	07/01/35	19,300
9,255	5.000	08/01/35	10,119
1,581	5.500	08/01/35	1,747
415	6.000	08/01/35	462
17,916	5.500	09/01/35	19,790
171,902	6.000	10/01/35	191,101
140,207	6.000	11/01/35	156,378
7,411	5.500	12/01/35	8,212
336	5.500	02/01/36	371
78,128	6.000	03/01/36	86,853
10,273	5.500	04/01/36	11,385
166,905	6.000	04/01/36	185,545
84,422	4.000	09/01/36	87,848
76,737	5.500	09/01/36	85,447
95,165	4.000	02/01/37	98,998
1,157	5.500	02/01/37	1,277
33,788	5.500	04/01/37	37,332
1,952	5.500	05/01/37	2,155
815	5.500	06/01/37	900
2,050,377	5.500	08/01/37	2,272,302
575,040	7.500	11/01/37	660,816
424	5.500	12/01/37	468
29,780	5.500	02/01/38	33,000
14,336	5.500	03/01/38	15,840

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$22,931	6.000%	03/01/38		$25,517
42,365	5.500	04/01/38		46,817
13,554	5.500	05/01/38		14,983
144,077	6.000	05/01/38		160,324
4,399	5.500	06/01/38		4,863
4,585	5.500	07/01/38		5,069
3,332	5.500	08/01/38		3,684
3,065	5.500	09/01/38		3,388
864,376	6.000	09/01/38		961,992
176,511	6.000	11/01/38		196,415
1,138	5.500	12/01/38		1,259
14,588	5.500	02/01/39		16,151
766,868	7.000	03/01/39		862,273
22,060	4.500	05/01/39		23,638
14,821	5.500	06/01/39		16,343
12,517	4.000	08/01/39		13,018
88,350	4.500	08/01/39		94,669
407,316	6.000	09/01/39		453,247
135,291	6.000	10/01/39		150,571
129,702	4.500	11/01/39		139,181
13,184	5.500	11/01/39		14,538
971,481	4.500	12/01/39		1,040,998
893,036	5.500	12/01/39		987,293
613,275	5.000	07/01/40		670,128
101,811	6.000	10/01/40		113,292
1,771,019	6.000	05/01/41		1,970,728
82,193	6.000	06/01/41		91,462
737,455	4.500	07/01/41		787,193
347,451	4.500	08/01/41		370,782
412,491	4.500	09/01/41		439,950
90,908	4.500	10/01/41		96,998
141,816	3.000	05/01/42		137,018
172,909	3.000	06/01/42		167,059
1,225,154	3.000	08/01/42		1,188,011
2,131,492	3.000	09/01/42		2,064,210
1,894,356	3.000	10/01/42		1,830,900
790,161	3.000	11/01/42		766,630
7,856,807	3.000	12/01/42		7,615,711
402,823	2.500	01/01/43		372,943
5,554,488	3.000	01/01/43		5,389,274
2,330,600	3.000	02/01/43		2,260,601
2,335,138	2.500	03/01/43		2,161,924
1,262,672	3.000	03/01/43		1,222,661
1,793,308	3.000	04/01/43		1,737,368
1,038,994	3.000	05/01/43		1,005,153
187,348	3.000	06/01/43		181,779
1,611,549	3.000	07/01/43		1,563,643
2,000,000	2.500	TBA-30yr	(e)	1,850,312
32,000,000	3.000	TBA-30yr	(e)	30,892,499
11,000,000	4.500	TBA-30yr	(e)	11,735,625
18,000,000	5.000	TBA-30yr	(e)	19,582,695
3,000,000	6.000	TBA-30yr	(e)	3,344,531

				143,198,874

Mortgage-Backed Obligations – (continued)
GNMA – 3.5%
$39	9.000%	08/15/16		$40
604,672	3.950	07/15/25		630,548
130,299	7.000	12/15/27		146,302
16,651	6.500	08/15/28		19,274
240,281	6.000	01/15/29		275,613
246,414	7.000	10/15/29		287,026
151,801	5.500	11/15/32		170,794
1,526,459	5.500	12/15/32		1,717,447
136,625	5.500	01/15/33		153,542
120,912	5.500	02/15/33		135,883
136,000	5.500	03/15/33		152,840
155,940	5.500	07/15/33		175,249
81,131	5.500	08/15/33		91,177
74,370	5.500	09/15/33		83,579
78,783	5.500	04/15/34		88,198
94,613	5.500	05/15/34		105,920
863,781	5.500	06/15/34		967,005
746,306	5.500	09/15/34		835,492
577,974	5.500	12/15/34		647,044
638,225	5.500	01/15/35		712,007
74,512	2.500	12/20/42		70,489
7,000,000	4.500	TBA-30yr	(e)	7,549,062
2,000,000	5.000	TBA-30yr	(e)	2,184,844

				17,199,375

TOTAL FEDERAL AGENCIES				$188,975,462

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $250,813,697)				$254,085,702

Agency Debentures – 11.6%
FFCB
$1,500,000	1.460%	11/19/19		$1,425,868
FHLB
10,000,000	5.375	06/13/14		10,105,390
1,500,000	1.530	11/21/19		1,452,037
2,200,000	1.875	03/13/20		2,168,975
2,800,000	3.000	09/10/21		2,871,737
3,700,000	2.125	06/09/23		3,428,956
1,900,000	3.250	06/09/23		1,949,487
2,100,000	3.375	09/08/23		2,154,768
300,000	3.375	12/08/23		306,901
FHLMC
5,100,000	5.050	01/26/15		5,300,165
FNMA
2,200,000	0.750	12/19/14		2,209,803
2,600,000	6.250	05/15/29		3,402,419
4,000,000	6.625	11/15/30		5,480,832
New Valley Generation III
2,737,571	4.929	01/15/21		3,055,535
Small Business Administration
27,915	7.500	04/01/17		29,334
62,503	6.300	05/01/18		66,461
32,496	6.300	06/01/18		34,457

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Agency Debentures – (continued)
Tennessee Valley Authority
$6,500,000	3.875%		02/15/21	$7,024,560
Tennessee Valley Authority Series B
4,200,000	4.375		06/15/15	4,410,919

TOTAL AGENCY DEBENTURES
(Cost $57,162,793)				$56,878,604

Asset-Backed Securities(a) – 3.9%
Home Equity – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
$131,866	0.876%		10/25/34	$131,514

Student Loan – 3.9%
Access Group, Inc. Series 2005-2, Class A3
2,492,543	0.416		11/22/24	2,471,586
Alaska State Student Loan Corp. Series 2013, Class A
5,065,030	0.654		08/25/31	5,043,555
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
43,225	0.343		09/25/23	43,196
College Loan Corp. Trust Series 2004-1, Class A4
1,700,000	0.429		04/25/24	1,637,491
Education Funding Capital Trust I Series 2004-1, Class A2
211,967	0.393		12/15/22	211,251
Northstar Education Finance, Inc. Series 2005-1, Class A1
159,629	0.335		10/28/26	158,936
Scholar Funding Trust Series 2013-A, Class A(d)
5,053,794	0.803		01/30/45	5,023,922
SLM Student Loan Trust Series 2008-5, Class A4
3,900,000	1.939		07/25/23	4,081,077
US Education Loan Trust LLC Series 2006-1, Class A2(d)
339,360	0.366		03/01/25	338,592

				19,009,606

TOTAL ASSET-BACKED SECURITIES
(Cost $19,067,202)				$19,141,120

Municipal Debt Obligation – 0.5%
New Jersey – 0.5%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%		02/15/29	$2,547,980
(Cost $2,000,000)

Government Guarantee Obligations(f) – 1.6%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%		10/30/20	$4,573,913
Israel Government AID Bond
1,400,000	5.500		09/18/23	1,671,665
500,000	5.500		12/04/23	597,740
700,000	5.500		04/26/24	837,063

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,917,355)				$7,680,381

U.S. Treasury Obligations – 44.9%
United States Treasury Bonds
$9,110,000	3.625	%(g)	08/15/43	$9,220,413
2,900,000	3.750		11/15/43	3,002,573
3,100,000	3.625		02/15/44	3,135,588
United States Treasury Inflation Protected Securities
5,857,348	1.250		04/15/14	5,870,175
6,820,242	0.125		01/15/22	6,687,043
1,198,307	2.500		01/15/29	1,456,878
551,958	1.375		02/15/44	564,465
United States Treasury Notes
48,100,000	0.375		01/31/16	48,114,907
78,800,000	0.375	(g)	02/15/16	78,798,425
5,400,000	0.750		01/15/17	5,391,954
8,400,000	0.750		03/15/17	8,368,164
13,800,000	1.500		01/31/19	13,678,422
16,200,000	1.625		03/31/19	16,116,732
6,200,000	2.125		01/31/21	6,138,496
9,500,000	2.250		03/31/21	9,464,755
3,400,000	2.750		02/15/24	3,407,174

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $218,896,704)				$219,416,164

Notional Amount	Exercise Rate		Expiration Date	Value
Options Purchased – 0.0%
Interest Rate Swaptions
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$1,900,000	3.950%		01/29/16	$87,346
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,200,000	3.950		01/29/16	68,638

TOTAL OPTIONS PURCHASED – 0.0%
(Cost $175,670)				$155,984

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $556,033,421)				$559,905,935

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investment(h) – 5.6%
Repurchase Agreement – 5.6%
Joint Repurchase Agreement Account II
$27,200,000	0.080%		04/01/14	$27,200,000
(Cost $27,200,000)

TOTAL INVESTMENTS – 120.0%
(Cost $583,233,421)				$587,105,935

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.0)%				(97,923,165)

NET ASSETS – 100.0%				$489,182,770

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,599,707, which represents approximately 1.1% of net assets as of March 31, 2014.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $77,139,568 which represents approximately 15.8% of net assets as of March 31, 2014.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,680,381, which represents approximately 1.6% of net assets as of March 31, 2014.

(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	87	June 2014	$21,696,713	$10,733
Eurodollars	(262)	December 2015	(64,743,475)	182,811
Eurodollars	(287)	March 2016	(70,709,625)	149,176
Eurodollars	(287)	June 2016	(70,490,788)	175,907
U.S. Long Bond	35	June 2014	4,662,656	12,472
2 Year U.S Treasury Notes	(30)	June 2014	(6,586,875)	9,918
5 Year U.S Treasury Notes	332	June 2014	39,492,438	(213,441)
10 Year U.S Treasury Notes	(202)	June 2014	(24,947,000)	65,284
20 Year U.S. Treasury Bonds	79	June 2014	11,413,031	120,312
TOTAL				$513,172

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$3,600	02/01/17	3 month LIBOR	1.625%	$(887)	$5,144
17,800	11/25/17	3 month LIBOR	1.675	46,704	80,390
39,300	03/24/18	2.780%	3 month LIBOR	(1,713)	(1,969)
7,000	03/24/22	3 month LIBOR	2.933	46	(17,471)
9,500	11/25/23	3 month LIBOR	3.511	46,964	(155,071)
10,500	01/30/24	4.252	3 month LIBOR	12,332	91,147
21,300	05/25/26	2.920	3 month LIBOR	(98,032)	79,885
6,500	06/18/29	3 month LIBOR	3.500	(90,631)	(49,067)
3,500	01/30/39	3 month LIBOR	4.370	(3,535)	(93,313)
TOTAL				$(88,752)	$(60,325)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 0.2%
Banks – 0.2%
DnB Boligkreditt AS
$800,000	1.450%	03/21/18	$785,600
(Cost $798,491)

Mortgage-Backed Obligations – 32.2%
Collateralized Mortgage Obligations – 22.1%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$505	1,004.961%	12/25/20	$7,421

Regular Floater(c) – 16.5%
Collateralized Mortgage Securities Corp. Series N, Class 2
26,801	0.835	08/25/17	26,851
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
710,625	0.703	02/25/48	711,580
FHLMC REMIC Series 1826, Class F
49,020	0.555	09/15/21	49,097
FHLMC REMIC Series 3208, Class FD
524,982	0.555	08/15/36	526,356
FHLMC REMIC Series 3208, Class FE
5,249,820	0.555	08/15/36	5,263,556
FHLMC REMIC Series 3208, Class FG
2,984,108	0.555	08/15/36	2,991,916
FHLMC REMIC Series 3371, Class FA
1,033,729	0.755	09/15/37	1,039,777
FHLMC REMIC Series 3374, Class FT
1,127,832	0.455	04/15/37	1,126,056
FHLMC REMIC Series 3471, Class FB
4,702,346	1.155	08/15/35	4,760,052
FHLMC REMIC Series 3545, Class FA
1,660,257	1.005	06/15/39	1,684,449
FHLMC REMIC Series 3588, Class CW
3,605,038	2.535	10/15/37	3,780,499
FHLMC REMIC Series 4039, Class FA
4,823,090	0.655	05/15/42	4,850,543
FHLMC STRIPS Series 237, Class F23
928,279	0.555	05/15/36	930,495
FNMA REMIC Series 1990-145, Class A
205,640	1.099	12/25/20	207,443
FNMA REMIC Series 06-72, Class XF
1,753,641	0.654	08/25/36	1,759,167
FNMA REMIC Series 09-75, Class MF
2,855,558	1.304	09/25/39	2,898,558
FNMA REMIC Series 1997-20, Class F
412,047	0.631	03/25/27	405,931
FNMA REMIC Series 1998-66, Class FC
112,712	0.655	11/17/28	113,553
FNMA REMIC Series 2007-33, Class HF
126,252	0.504	04/25/37	126,638
FNMA REMIC Series 2007-92, Class OF
954,526	0.724	09/25/37	958,920
FNMA REMIC Series 2008-22, Class FD
1,828,140	0.994	04/25/48	1,846,021

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 2010-123, Class FL
$6,057,752	0.584%	11/25/40	$6,059,724
FNMA REMIC Series 2011-110, Class FE
5,448,751	0.554	04/25/41	5,458,838
FNMA REMIC Series 2012-56, Class FG
5,139,422	0.654	03/25/39	5,150,870
GNMA REMIC Series 2010-53, Class FC
2,150,688	0.977	04/20/40	2,186,578
GNMA REMIC Series 2012-12, Class HF
2,645,085	0.557	01/20/42	2,653,314
NCUA Guaranteed Notes Series 2010-A1, Class A
560,055	0.506	12/07/20	561,144
NCUA Guaranteed Notes Series 2011-R1, Class 1A
904,978	0.602	01/08/20	909,892
NCUA Guaranteed Notes Series 2011-R2, Class 1A
2,628,098	0.552	02/06/20	2,638,159
NCUA Guaranteed Notes Series 2011-R3, Class 1A
2,583,057	0.552	03/11/20	2,592,340
NCUA Guaranteed Notes Series 2011-R4, Class 1A
3,115,559	0.536	03/06/20	3,121,522
NCUA Guaranteed Notes Series 2011-R5, Class 1A
2,467,629	0.536	04/06/20	2,472,159

			69,861,998

Sequential Fixed Rate – 0.5%
FHLMC REMIC Series 4248, Class LM
1,812,016	6.500	05/15/41	2,093,945
NCUA Guaranteed Notes Series 2010-R1, Class 2A
109,187	1.840	10/07/20	110,019

			2,203,964

Sequential Floating Rate(c) – 5.1%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
10,033,664	0.534	07/25/20	10,042,516
FNMA ACES Series 2013-M11, Class FA
2,810,541	0.484	01/25/18	2,808,767
Granite Master Issuer PLC Series 2006-3, Class A4
7,015,198	0.237	12/20/54	6,944,022
Granite Master Issuer PLC Series 2007-1, Class 2A1
380,485	0.297	12/20/54	377,003
Granite Master Issuer PLC Series 2007-1, Class 3A1
380,485	0.357	12/20/54	377,381
Leek Finance PLC Series 2017A, Class A2B(a)
409,968	0.514	12/21/37	428,228
Leek Finance PLC Series 2018X, Class A2B
461,412	0.494	09/21/38	476,513

			21,454,430

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$93,527,813

Commercial Mortgage-Backed Securities(a)(c) – 2.1%
Sequential Floating Rate – 2.1%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A
$1,321,716	1.305%	08/15/26	$1,321,716

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Extended Stay America Trust Series 2013-ESFL, Class A2FL
$1,400,000	0.855%	12/05/31	$1,400,902
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-JWRZ, Class A
900,000	0.935	04/15/30	893,805
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
5,300,000	1.105	12/15/28	5,301,810

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$8,918,233

Federal Agencies – 8.0%
Adjustable Rate FHLMC(c) – 1.8%
$27,114	2.207%	08/01/16	$27,290
35,630	2.939	08/01/18	36,513
22,865	2.717	11/01/18	23,277
156,082	2.909	11/01/18	158,411
6,582	2.625	02/01/19	6,702
27,085	2.217	03/01/19	27,410
16,953	2.915	03/01/19	17,363
26,025	2.383	06/01/19	26,449
8,778	2.645	07/01/19	8,927
528,578	2.953	11/01/19	541,963
349,535	6.876	11/01/19	372,091
26,219	2.930	01/01/20	26,557
46,845	2.213	05/01/21	47,616
17,116	2.223	10/01/26	17,300
573,028	3.392	08/01/28	606,946
247,818	2.388	05/01/29	257,429
26,834	4.178	06/01/29	29,111
50,841	2.206	04/01/30	52,110
42,226	4.336	06/01/30	45,808
145,358	2.428	12/01/30	149,260
40,679	2.471	02/01/31	42,563
9,630	2.280	06/01/31	10,126
2,186,980	2.610	05/01/34	2,299,530
2,238,881	2.502	05/01/35	2,381,968
281,532	3.493	05/01/35	293,754

			7,506,474

Adjustable Rate FNMA(c) – 3.8%
76,972	6.750	04/01/17	81,468
21,779	4.258	08/01/17	22,741
75,220	2.742	09/01/17	78,348
10,846	2.750	09/01/17	11,373
10,180	2.250	12/01/17	10,292
2,869	4.875	12/01/17	3,029
81,959	2.325	03/01/18	82,939
38,705	2.747	03/01/18	39,803
420,538	2.316	07/01/18	425,718
9,429	1.736	10/01/18	9,461
19,590	2.252	10/01/18	19,851
52,482	2.720	10/01/18	54,513
44,022	2.739	10/01/18	45,600
67,636	2.250	01/01/19	68,538
209,813	4.006	04/01/19	220,126

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)
$11,752	5.994%	04/01/19	$12,483
114,585	2.033	05/01/19	120,229
358,354	2.250	05/01/19	363,608
53,684	6.152	07/01/19	57,140
155,404	4.294	08/01/19	163,908
171,615	5.833	05/01/20	182,663
215,859	2.250	06/01/20	218,970
15,033	6.660	02/01/22	16,003
54,909	2.502	05/20/22	60,414
197,722	2.057	02/01/23	202,640
270,116	2.129	01/01/24	277,913
327,572	2.175	03/01/24	337,378
255,110	2.069	06/20/24	284,353
11,159	3.357	08/01/24	11,372
68,146	5.084	01/01/25	72,533
18,840	3.601	06/01/27	19,762
12,202	4.250	12/01/27	13,237
23,897	4.504	01/01/28	25,925
14,872	2.206	06/01/29	15,231
16,496	2.213	06/01/29	16,905
2,187,947	2.392	07/01/33	2,321,369
630,928	2.485	11/01/34	672,659
12,278	3.809	05/01/36	13,110
2,957,617	2.564	03/01/37	3,138,623
589,074	2.450	09/01/37	630,563
5,243,301	2.293	12/01/37	5,539,051
97,927	1.532	06/01/40	100,170
9,888	1.332	02/01/41	10,062

			16,072,074

Adjustable Rate GNMA(c) – 0.6%
1,676,310	1.625	04/20/33	1,734,715
315,671	1.625	05/20/33	328,370
622,753	1.625	08/20/34	644,602

			2,707,687

FHLMC – 0.4%
115,138	8.000	12/01/15	118,305
201,377	5.500	01/01/20	215,928
131,915	7.000	04/01/21	143,503
61,232	7.000	08/01/21	68,601
210,821	7.000	05/01/22	231,490
677,584	7.000	06/01/22	747,579
5,000	4.500	05/01/23	5,334

			1,530,740

FNMA – 1.4%
37,135	8.000	01/01/16	37,874
37,135	7.000	05/01/17	38,390
31,212	5.500	03/01/18	33,203
78,772	5.500	04/01/18	83,306
6,299	5.000	09/01/19	6,719
1,897	5.000	11/01/19	2,024
11,463	5.000	01/01/20	12,246
64,392	7.000	07/01/21	72,093
121,732	7.000	11/01/21	136,664

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$54,611	7.000%	12/01/21	$56,530
145,730	7.000	01/01/22	155,881
30,638	7.000	02/01/22	34,503
106,720	7.000	01/01/28	122,863
117,594	6.500	04/01/33	132,151
72,039	6.000	05/01/38	80,162
88,255	6.000	11/01/38	98,208
203,658	6.000	09/01/39	226,623
67,645	6.000	10/01/39	75,285
50,906	6.000	10/01/40	56,646
74,008	6.000	05/01/41	82,353
350,365	3.000	08/01/42	339,770
301,294	3.000	09/01/42	292,431
135,583	3.000	11/01/42	131,521
1,873,694	3.000	12/01/42	1,816,975
1,348,688	3.000	01/01/43	1,308,405
419,188	3.000	02/01/43	406,611
105,985	3.000	03/01/43	102,868
255,053	3.000	04/01/43	247,442

			6,189,747

GNMA – 0.0%
49,000	7.000	04/15/26	56,232

TOTAL FEDERAL AGENCIES			$34,062,954

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $136,294,207)			$136,509,000

Agency Debentures(c) – 14.1%
FHLB
$20,000,000	0.134%	06/25/14	$20,002,320
40,000,000	0.100	02/03/15	39,996,040

TOTAL AGENCY DEBENTURES
(Cost $60,000,939)			$59,998,360

Asset-Backed Securities – 30.8%
Auto(c) – 1.3%
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2
$3,000,000	0.505%	09/15/16	$3,002,060
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2
2,500,000	0.535	01/15/18	2,503,246

			5,505,306

Collateralized Loan Obligations(c) – 9.2%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.107	04/18/24	1,116,541
ACIS CLO Ltd. Series 2013-2A, Class A(a)
2,400,000	0.742	10/14/22	2,341,025
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
374,910	0.505	06/20/17	373,275

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
$1,492,039	0.486%	04/29/19	$1,463,638
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
2,391,431	0.508	02/01/22	2,353,312
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
1,895,097	0.508	02/01/22	1,864,889
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
700,000	0.985	11/21/22	686,489
Crown Point CLO Ltd. Series 2013-2A, Class A1L
2,850,000	1.297	12/14/23	2,783,472
ECP CLO Ltd. Series 2008-1A, Class A1(a)
2,300,000	1.803	03/17/22	2,273,743
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)
1,478,801	0.513	11/01/17	1,472,342
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
743,029	0.932	10/18/21	739,901
Greywolf CLO Ltd. Series 2007-1A, Class A(a)
490,916	0.481	02/18/21	483,572
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	1.386	04/20/26	2,043,812
KKR Financial CLO Ltd. Series 2005-1A, Class A1(a)
198,065	0.509	04/26/17	197,725
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)
1,341,590	0.488	11/01/17	1,337,056
Liberty CLO Ltd. Series 2005-1A, Class A2(a)
4,000,000	0.613	11/01/17	3,966,256
OCP CLO Ltd. Series 2012-2A, Class A1(a)
1,050,000	1.056	11/22/23	1,025,385
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.236	04/26/26	2,280,243
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.168	04/17/25	985,217
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.266	03/20/25	2,191,261
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
2,000,000	1.567	01/22/25	1,985,986
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	1.538	01/17/25	1,974,716
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,628,223	0.463	08/01/22	1,601,558
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	1.634	04/15/26	1,683,236

			39,224,650

Credit Card(c) – 1.3%
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	0.535	06/15/21	5,655,418

Home Equity(a) – 2.1%
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1
6,400,000	1.244	01/17/45	6,402,374
New Residential Advance Receivables Trust Advance Receivables Backed Series 2014-T1, Class A1
2,350,000	1.274	03/15/45	2,350,000

			8,752,374

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – 16.9%
Academic Loan Funding Trust Series 2013-1, Class A(a)
$6,267,842	0.954%	12/26/44	$6,267,917
Access Group, Inc. Series 2005-2, Class A3
2,566,948	0.416	11/22/24	2,545,364
Access Group, Inc. Series 2013-1, Class A(a)
2,601,353	0.654	02/25/36	2,583,560
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
3,387,314	0.954	02/25/41	3,403,925
Alaska State Student Loan Corp. Series 2013, Class A
3,923,615	0.654	08/25/31	3,906,979
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
3,733,560	1.039	02/25/43	3,778,247
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
724,087	0.393	06/27/22	723,205
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
453,863	0.343	09/25/23	453,552
College Loan Corp. Trust Series 2004-1, Class A4
850,000	0.429	04/25/24	818,746
Collegiate Funding Services Education Loan Trust Series 2005-A, Class A2
68,112	0.323	12/28/21	68,064
Education Funding Capital Trust I Series 2004-1, Class A2
1,059,833	0.393	12/15/22	1,056,252
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
2,080,932	0.954	06/25/26	2,095,994
Education Loan Asset-Backed Trust Series 2012-1, Class A1(a)
402,435	0.604	06/25/22	402,571
Educational Services of America, Inc. Series 2010-1, Class A1(a)
2,690,897	1.089	07/25/23	2,708,928
Educational Services of America, Inc. Series 2012-1, Class A1(a)
5,118,793	1.304	09/25/40	5,207,481
Educational Services of America, Inc. Series 2014-1, Class A(a)
3,400,000	0.860	02/25/39	3,367,253
GCO Education Loan Funding Trust Series 2005-2, Class A6L
1,500,000	0.385	05/27/24	1,489,292
GCO Education Loan Funding Trust Series 2006-1, Class A8L
2,981,774	0.365	05/25/25	2,924,987
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
390,830	1.188	02/25/42	391,843
Nelnet Student Loan Trust Series 2008-3, Class A4
4,500,000	1.885	11/25/24	4,671,095
Northstar Education Finance, Inc. Series 2004-1, Class A4
444,444	0.425	04/29/19	444,349
Northstar Education Finance, Inc. Series 2005-1, Class A1
505,493	0.335	10/28/26	503,299
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,583,910	0.854	12/26/31	1,585,359
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
441,282	0.839	04/25/19	441,826
Rhode Island Student Loan Authority Series 2012-1, Class A1
4,281,874	1.055	07/01/31	4,315,812

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Scholar Funding Trust Series 2012-B, Class A1(a)
$159,846	0.553%	10/28/25	$158,780
SLC Student Loan Trust Series 2010-1, Class A
1,513,618	1.110	11/25/42	1,534,510
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,868,428	0.513	09/15/22	1,868,271
SLM Student Loan Trust Series 2005-9, Class A6
3,100,000	0.789	10/26/26	3,102,423
SLM Student Loan Trust Series 2006-7, Class A4
148,994	0.309	04/25/22	148,875
SLM Student Loan Trust Series 2006-8, Class A4
307,097	0.319	10/25/21	306,255
SLM Student Loan Trust Series 2008-5, Class A4
1,250,000	1.939	07/25/23	1,308,038
SLM Student Loan Trust Series 2012-3, Class A
1,954,939	0.804	12/26/25	1,958,558
SLM Student Loan Trust Series 2012-6, Class A2
750,000	0.434	09/25/19	748,942
South Carolina Student Loan Corp. Series 2005, Class A1
323,480	0.336	12/03/18	323,312
South Carolina Student Loan Corp. Series 2006-1, Class A1
705,581	0.326	12/02/19	702,096
US Education Loan Trust LLC Series 2006-1, Class A2(a)
3,223,917	0.366	03/01/25	3,216,626

			71,532,586

TOTAL ASSET-BACKED SECURITIES
(Cost $129,923,499)			$130,670,334

Government Guarantee Obligations – 5.2%
FMS Wertmanagement(c)(d)
$17,800,000	0.489%	06/30/15	$17,852,154
Hashemite Kingdom of Jordan Government AID Bond(e)
4,000,000	2.503	10/30/20	3,977,315

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $21,852,375)			$21,829,469

U.S. Treasury Obligations – 3.8%
United States Treasury Bonds
$500,000	3.125%	11/15/41	$463,435
3,500,000	3.750 (f)	11/15/43	3,623,795
United States Treasury Inflation Protected Securities
2,652,384	1.250	04/15/14	2,658,193
2,245,299	1.125	01/15/21	2,385,630
3,306,784	0.125	01/15/22	3,242,203
United States Treasury Notes
3,900,000	2.125	01/31/21	3,861,312

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,150,525)			$16,234,568

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.5%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$4,000,000	3.590%	03/22/16	$169,927
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,400,000	3.950	01/29/16	111,168
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,400,000	3.950	01/29/16	87,358
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
3,600,000	4.070	03/29/16	95,728
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,000,000	3.570	02/22/16	82,618
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,100,000	3.625	02/22/16	82,158
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
8,600,000	1.950	10/26/15	78,618
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
8,600,000	2.030	10/26/15	73,337
Deutsche Bank Securities, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.980%
4,600,000	2.980	03/04/16	97,329
Deutsche Bank Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.980%
4,600,000	2.980	03/04/16	123,752
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.503%
3,000,000	3.503	07/02/15	114,252
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.503%
3,000,000	3.503	07/02/15	80,493
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
8,400,000	1.855	11/02/15	85,685
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 3.050%
5,000,000	3.050	03/07/16	114,283
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.050%
5,000,000	3.050	03/07/16	127,124
Morgan Stanley Capital Services, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.640%
5,300,000	3.640	03/04/16	216,638
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.640%
5,300,000	3.640	03/04/16	208,737

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
$3,300,000	3.652%	02/22/16	$125,675

TOTAL OPTIONS PURCHASED – 0.5%
(Cost $2,146,482)			$2,074,880

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $367,166,518)			$368,102,211

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(g) – 12.9%
Repurchase Agreement – 12.9%
Joint Repurchase Agreement Account II
$54,900,000	0.080%	04/01/14	$54,900,000
(Cost $54,900,000)

TOTAL INVESTMENTS – 99.7%
(Cost $422,066,518)			$423,002,211

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,331,378

NET ASSETS – 100.0%			$424,333,589

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $87,676,622, which represents approximately 20.7% of net assets as of March 31, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(d)	Guaranteed by a foreign government until maturity. Total market value of this security amounts to $17,852,154, which represents approximately 4.3% of net assets as of March 31, 2014.
(e)	Guaranteed by the United States Government until maturity. Total market value for this security amounts to $3,977,315, which represents approximately 0.9% of net assets as of March 31, 2014.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2014

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $3,880,000)	3.000%	TBA-30yr	04/10/14	$(4,000,000)	$(3,861,562)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(45)	June 2014	$(6,501,094)	$(80,580)
2 Year U.S Treasury Notes	(77)	June 2014	(16,906,313)	22,401
5 Year U.S Treasury Notes	(185)	June 2014	(22,006,328)	130,262
10 Year U.S Treasury Notes	165	June 2014	20,377,500	(138,819)
20 Year U.S. Treasury Bonds	60	June 2014	7,993,125	16,629
TOTAL				$(50,107)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(b)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$11,300	06/20/16	3 month LIBOR	0.750%	$(25,716)	$10,881
4,500	02/01/17	3 month LIBOR	1.625	(1,108)	6,430
3,900	10/30/28	1.450%	3 month LIBOR	(47,820)	8,510
6,500	03/24/18	2.800	3 month LIBOR	19	624
61,400	03/24/18	2.780	3 month LIBOR	(4,271)	(1,482)
15,900	06/18/19	3 month LIBOR	2.000	(140,353)	106,071
13,100	06/18/21	3 month LIBOR	2.500	(103,568)	82,910
11,000	03/24/22	3 month LIBOR	2.933	72	(27,455)
1,200	03/24/22	3 month LIBOR	2.958	10	(4,938)
13,200	01/30/24	4.252	3 month LIBOR	15,503	114,585
2,800	06/18/24	3 month LIBOR	3.000	1,075	(17,914)
4,800	06/18/29	3 month LIBOR	3.500	(105,355)	2,194
4,400	01/30/39	3 month LIBOR	4.370	(4,444)	(117,308)
TOTAL				$(415,956)	$163,108

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 97.2%
United States Treasury Inflation Protected Securities
$1,834,742	0.500%	04/15/15	$1,872,868
4,088,330	1.875	07/15/15	4,288,290
10,841,372	2.000	01/15/16	11,510,502
4,238,440	0.125	04/15/16	4,355,675
9,061,800	0.125	04/15/17	9,323,777
7,487,320	0.125	04/15/18	7,663,946
1,634,055	2.125	01/15/19	1,826,056
20,117,388	1.375	01/15/20	21,761,381
21,223,422	1.125 (a)	01/15/21	22,549,885
17,463,953	0.125	01/15/22	17,122,882
14,597,558	2.500	01/15/29	17,747,419
8,548,748	2.125	02/15/40	10,250,462
6,408,180	2.125	02/15/41	7,705,836
4,114,596	1.375	02/15/44	4,207,833

TOTAL U.S. TREASURY OBLIGATIONS
(Cost 142,217,573)			$142,186,812

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.2%
Interest Rate Swaptions
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$1,300,000	3.950%	01/29/16	$103,227
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,300,000	3.950	01/29/16	81,118
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,400,000	3.625	02/22/16	93,895
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
4,400,000	2.030	10/26/15	37,522
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
5,100,000	1.855	11/02/15	52,023

TOTAL OPTIONS PURCHASED – 0.2%
(Cost $358,838)			$367,785

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $142,576,411)			$142,554,597

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 4.9%
Repurchase Agreement – 4.9%
Joint Repurchase Agreement Account II
$7,100,000	0.080%	04/01/14	$7,100,000
(Cost $7,100,000)

TOTAL INVESTMENTS – 102.3%
(Cost $149,676,411)			$149,654,597

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%			(3,330,603)

NET ASSETS – 100.0%			$146,323,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(37)	December 2015	$(9,143,162)	$25,817
Eurodollars	(41)	March 2016	(10,101,375)	21,307
Eurodollars	(41)	June 2016	(10,070,113)	25,116
Eurodollars	(30)	March 2017	(7,308,375)	14,932
Eurodollars	(30)	June 2017	(7,292,250)	9,308
Ultra Long U.S. Treasury Bonds	(84)	June 2014	(12,135,375)	(183,157)
2 Year U.S Treasury Notes	13	June 2014	2,854,313	(4,418)
5 Year U.S Treasury Notes	65	June 2014	7,731,953	(60,251)
10 Year U.S Treasury Notes	22	June 2014	2,717,000	(11,616)
20 Year U.S. Treasury Bonds	83	June 2014	11,057,156	32,696
TOTAL				$(130,266)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$13,500		05/25/16	2.920%	3 month LIBOR	$(40,648)	$29,146
4,100		02/01/17	3 month LIBOR	1.625%	(1,010)	5,859
11,300		11/25/17	3 month LIBOR	1.675	18,194	62,489
50,300	(a)	03/24/18	2.780	3 month LIBOR	(5,066)	353
6,000		03/24/18	2.800	3 month LIBOR	18	576
600	(a)	06/18/19	3 month LIBOR	2.000	(5,763)	4,469
600	(a)	06/18/21	6 month LIBOR	2.500	(5,063)	4,117
9,000	(a)	03/24/22	3 month LIBOR	2.933	2,248	(24,653)
1,100		03/24/22	3 month LIBOR	2.958	9	(4,526)
6,000	(a)	11/25/23	3 month LIBOR	3.511	21,189	(89,466)
12,100		01/30/24	4.252	3 month LIBOR	14,211	105,037
100	(a)	06/18/29	3 month LIBOR	3.500	(2,382)	233
4,000	(a)	01/30/39	3 month LIBOR	4.370	(4,040)	(106,644)
TOTAL					$(8,103)	$(13,010)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATION FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 12.1%
Banks – 12.1%
Commonwealth Bank of Australia(b)
$400,000	0.735%	09/20/16	$401,971
Royal Bank of Canada
400,000	0.695	09/09/16	401,566
The Toronto-Dominion Bank
400,000	0.695	09/09/16	401,857

TOTAL CORPORATE OBLIGATIONS
(Cost $1,206,654)			$1,205,394

Municipal Debt Obligations – 21.7%
California – 7.7%
California State GO Bonds (Various Purposes) Series 2009
$200,000	5.450%	04/01/15	$209,952
California State GO Bonds Series 2004
65,000	5.300	04/01/29	65,000
Metropolitan Water District Southern California RB (Refunding – Sifma Index) Series 2012 B-2(a)
100,000	0.410	07/01/27	99,908
University of California Regents RB Taxable Series 2011 Y-1(a)
400,000	0.735	07/01/41	400,116

			774,976

Illinois – 0.5%
Illinois State GO Bonds Series 2005
50,000	5.000	04/01/14	50,000

New York – 1.5%
Port Authority of New York & New Jersey RB Series 2008
145,000	4.350	09/15/14	147,606

Pennsylvania(a) – 1.0%
Pennsylvania Turnpike Commission RB Series 2013 B
100,000	0.460	12/01/15	99,954

South Carolina(a) – 4.0%
South Carolina State Public Service Authority RB (Taxable Libor Index Bonds) Series 2013 D
400,000	1.255	06/01/16	401,948

Tennessee – 2.5%
Shelby County GO Bonds Series 2005 A
245,000	5.000	04/01/14	245,000

Texas – 4.5%
University of North Texas Board of Rights
400,000	0.400	04/01/14	400,000
Texas State GO Bond (Water Financial Assistance Economically Distressed) Series 2012 D
55,000	0.366	08/01/14	55,010

			455,010

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,174,132)			$2,174,494

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,380,786)			$3,379,888

Short-term Investments – 66.8%
Certificate of Deposit – 24.0%
Aspen Funding Corp.
$250,000	0.010%	08/29/14	$249,656
Atlantic Asset Securitization Corp.
400,000	0.250	05/20/14	399,896
HSBC Americas, Inc.
200,000	0.250	08/28/14	199,801
Matchpoint Master Trust
500,000	0.010	05/20/14	499,866
Newport Funding Corp.
250,000	0.010	08/29/14	249,657
Northern Pines Funding LLC
400,000	0.010	05/27/14	399,850
Versailles Commercial Paper LLC
400,000	0.010	05/05/14	399,932

			2,398,658

Repurchase Agreement – 42.8%
Citigroup Global Markets, Inc.
490,000	1.134	09/23/14	490,000
Maturity Value: $492,904
Settlement Date: 3/20/14
Collateralized by various corporate security issuers, 0.416% to 6.000%, due 06/20/20 to 11/10/45. The aggregate market value of the collateral, including accrued interest, was $575,204.
Joint Repurchase Agreement Account II(c)
3,300,000	0.079	04/01/14	3,300,000
Royal Bank of Scotland
490,000	1.156	09/23/14	490,000
Maturity Value: $492,958
Settlement Date: 3/20/14

Collateralized by Ambac Assurance Corp., 5.100%, due 06/07/20
and Government National Mortgage Association, 3.000% to
4.500%, due 04/20/26 to 09/20/28. The aggregate market value of the collateral, including accrued interest, was $535,350.

			4,280,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,678,658)			$6,678,658

TOTAL INVESTMENTS – 100.6%
(Cost $10,059,444)			$10,058,546

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(57,597)

NET ASSETS – 100.0%			$10,000,949

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LIMITED MATURITY OBLIGATION FUND

Schedule of Investments (continued)

March 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $401,971, which represents approximately 4.0% of net assets as of March 31, 2014.
(c)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

Investment Abbreviations:
GO—	General Obligation
RB—	Revenue Bond

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – 46.5%
Collateralized Mortgage Obligations – 15.7%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$17,174	21.369%	11/25/20		$23,962

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
322	1,172.807	11/15/21		8,830

Regular Floater(a) – 7.9%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
9,711,871	0.703	02/25/48		9,724,932
FNMA REMIC Series 1988-12, Class B
42,137	0.000	02/25/18	(e)	41,618
FNMA REMIC Series 2007-33, Class HF
1,086,533	0.504	04/25/37		1,089,856
NCUA Guaranteed Notes Series 2010-A1, Class A
3,453,666	0.506	12/07/20		3,460,383
NCUA Guaranteed Notes Series 2010-R2, Class 1A
6,807,665	0.522	11/06/17		6,822,557
NCUA Guaranteed Notes Series 2011-R1, Class 1A
5,300,588	0.602	01/08/20		5,329,368
NCUA Guaranteed Notes Series 2011-R2, Class 1A
17,608,203	0.552	02/06/20		17,675,609
NCUA Guaranteed Notes Series 2011-R3, Class 1A
17,507,387	0.555	03/11/20		17,570,306
NCUA Guaranteed Notes Series 2011-R4, Class 1A
26,542,941	0.536	03/06/20		26,593,747
NCUA Guaranteed Notes Series 2011-R5, Class 1A
15,382,619	0.536	04/06/20		15,410,860
NCUA Guaranteed Notes Series 2011-R6, Class 1A
8,833,423	0.536	05/07/20		8,842,739

				112,561,975

Sequential Fixed Rate – 7.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
8,791,631	3.250	04/25/38		9,006,883
FHLMC REMIC Series 108, Class G
114,227	8.500	12/15/20		125,273
FHLMC REMIC Series 1980, Class Z
682,040	7.000	07/15/27		765,286
FHLMC REMIC Series 2019, Class Z
700,776	6.500	12/15/27		780,991
FHLMC REMIC Series 2755, Class ZA
1,512,781	5.000	02/15/34		1,632,415
FHLMC REMIC Series 3530, Class DB
11,283,235	4.000	05/15/24		12,009,311
FHLMC REMIC Series 4246, Class PT
5,569,180	6.500	02/15/36		6,429,843
FHLMC REMIC Series 4248, Class LM
9,750,372	6.500	05/15/41		11,267,419
FHLMC REMIC Series 4273, Class PD
3,458,282	6.500	11/15/43		3,890,935
FNMA REMIC Series 1989-66, Class J
184,805	7.000	09/25/19		200,567

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 1990-16, Class E
$133,232	9.000%	03/25/20		$151,540
FNMA REMIC Series 2005-65, Class WL
2,127,462	5.500	07/25/34		2,171,874
FNMA REMIC Series 2010-120, Class PC
15,276,935	4.000	09/25/35		16,074,059
FNMA REMIC Series 2012-111, Class B
1,928,020	7.000	10/25/42		2,170,544
FNMA REMIC Series 2012-153, Class B
5,476,752	7.000	07/25/42		6,163,994
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20		20,750,074
NCUA Guaranteed Notes Series 2010-R1, Class 2A
655,121	1.840	10/07/20		660,111
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19		11,450,995

				105,702,114

Sequential Floating Rate(a) – 0.4%
FHLMC REMIC Series 4272, Class SY
1,511,134	5.945	06/15/38		235,204
FHLMC REMIC Series 4273, Class PS
4,500,201	5.945	11/15/43		581,107
FNMA REMIC Series 1988-12, Class A
82,026	3.741	02/25/18		83,969
NCUA Guaranteed Notes Series 2010-R1, Class 1A
4,566,739	0.602	10/07/20		4,590,464

				5,490,744

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$223,787,625

Commercial Mortgage-Backed Securities – 6.5%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1(a)
$47,370,472	0.534%	07/25/20		$47,412,262
FNMA ACES Series 2009-M2, Class A2
12,273,698	3.334	01/25/19		12,691,471
FNMA ACES Series 2014-M1, Class ASQ2(a)
32,500,000	2.323	11/25/18		32,958,351

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$93,062,084

Federal Agencies – 24.3%
Adjustable Rate FHLMC(a) – 0.4%
$41,156	1.740%	05/01/18		$41,339
47,172	2.927	10/01/25		48,021
669,193	2.533	11/01/34		712,272
3,427,353	2.394	06/01/35		3,626,936
335,474	3.086	05/01/36		357,070
90,673	2.137	10/01/36		95,884
149,752	2.654	11/01/36		159,393

				5,040,915

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – 3.3%
$3,805	1.820%	11/01/17	$3,815
70,303	2.611	02/01/18	70,887
60,603	2.042	06/01/18	61,723
85,113	5.833	05/01/20	90,592
42,561	3.020	01/01/23	43,311
214,553	3.173	02/01/27	220,885
2,239,078	2.542	08/01/29	2,276,385
53,429	2.380	07/01/32	56,456
39,555	2.505	07/01/32	41,950
96,104	1.984	01/01/33	99,500
2,186,309	2.593	05/01/33	2,324,283
401,968	2.625	08/01/33	427,907
1,644,342	4.610	08/01/33	1,783,856
1,468,304	2.413	02/01/34	1,556,200
522,322	2.445	05/01/34	553,598
889,647	2.511	05/01/34	943,911
745,304	2.345	06/01/34	790,128
647,847	2.287	10/01/34	687,961
601,056	2.334	10/01/34	639,559
1,561,848	2.131	02/01/35	1,646,144
200,212	2.222	02/01/35	212,113
1,424,889	2.345	03/01/35	1,516,616
392,429	2.464	03/01/35	416,962
1,873,559	2.062	04/01/35	1,961,022
3,043,181	2.182	04/01/35	3,187,240
1,106,164	2.595	04/01/35	1,174,673
643,828	2.163	05/01/35	675,340
343,086	2.302	05/01/35	357,664
2,941,878	2.347	08/01/35	3,121,110
844,472	2.244	10/01/35	883,782
2,060,466	2.362	03/01/36	2,193,109
585,933	2.293	04/01/36	613,661
1,914,134	2.677	04/01/36	2,037,357
1,473,450	2.533	06/01/36	1,554,666
2,522,548	2.634	06/01/36	2,684,937
2,103,087	2.502	07/01/36	2,216,978
3,782,080	2.420	09/01/36	4,025,551
529,248	2.560	11/01/36	563,319
2,435,239	2.563	07/01/37	2,586,365
119,616	2.570	12/01/46	127,317

			46,428,833

Adjustable Rate GNMA(a) – 0.5%
470,516	1.625	05/20/34	486,987
848,828	1.625	07/20/34	878,592
545,254	1.625	08/20/34	564,384
4,179,252	1.625	09/20/34	4,325,932
581,400	1.625	10/20/34	601,908
955,378	1.625	12/20/34	989,159

			7,846,962

FHLMC – 0.5%
5,487	8.500	10/01/15	5,535
39,840	8.000	12/01/15	40,936
4,723	7.000	03/01/16	4,801
996,794	5.500	01/01/20	1,068,819

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$277,412	7.000%	04/01/22	$303,707
5,000	4.500	05/01/23	5,334
32,240	7.500	01/01/31	36,803
7,561	6.000	06/01/36	8,379
5,075,549	7.000	02/01/39	5,710,425

			7,184,739

FNMA – 18.3%
874	8.500	09/01/15	877
26,313	8.500	10/01/15	27,310
2,702	8.500	12/01/15	2,724
8,848,681	3.660	01/01/18	9,492,289
2,535	5.500	01/01/18	2,687
7,339,213	2.800	03/01/18	7,632,565
60,284,487	3.743	06/01/18	64,813,377
162,370	5.500	07/01/18	173,008
109,366	5.500	08/01/18	116,225
206,220	5.500	09/01/18	219,994
15,800,000	2.960	11/01/18	16,431,812
31,214	5.500	12/01/18	33,322
15,126	5.500	01/01/19	16,187
88,529	6.000	01/01/19	98,443
24,299	5.500	03/01/19	26,005
2,249	5.500	08/01/19	2,397
9,223	5.000	09/01/19	9,818
33,111	7.000	11/01/19	35,430
41,287,036	4.317	07/01/21	45,099,828
40,389	6.000	03/01/22	44,912
2,897,114	5.500	09/01/23	3,145,201
677,617	5.500	10/01/23	736,570
5,846	7.000	12/01/24	6,633
113,963	5.000	06/01/25	124,206
97,802	6.000	02/01/26	109,832
546,751	5.000	06/01/27	595,895
374,891	6.000	08/01/27	420,954
1,748	7.000	08/01/27	2,015
1,724	7.000	10/01/28	1,907
45,795	6.000	01/01/29	51,368
1,945	7.000	01/01/29	2,239
1,602,032	4.500	09/01/29	1,721,935
414	7.000	11/01/29	477
127,869	8.000	02/01/31	148,921
1,331	7.000	04/01/31	1,528
9,776	7.000	05/01/32	11,233
8,791	7.000	06/01/32	10,101
4,967	7.000	08/01/32	5,707
30,911	6.000	03/01/33	34,852
4,711	5.000	04/01/33	5,153
9,120	6.000	04/01/33	10,282
2,142,516	6.500	04/01/33	2,405,127
1,091,003	5.000	12/01/33	1,193,384
2,378	7.000	04/01/34	2,739
35,800	6.000	01/01/35	40,338
4,247,774	6.000	04/01/35	4,789,442
120,692	6.000	06/01/35	134,612
277,968	6.000	09/01/35	310,029

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$677	6.000%	11/01/35		$753
64,555	6.000	01/01/36		72,001
116,721	6.000	05/01/36		129,904
13,066	6.000	06/01/36		14,543
1,077,888	6.000	08/01/36		1,199,627
98,068	6.000	09/01/36		109,143
1,932,379	6.000	04/01/37		2,153,816
952,053	6.000	07/01/37		1,059,411
193,699	6.000	08/01/37		215,541
949,077	6.000	09/01/37		1,056,100
427,289	7.500	10/01/37		490,435
587,422	6.000	11/01/37		653,663
956,190	6.000	01/01/38		1,064,015
133,827	6.000	04/01/38		148,918
216,116	6.000	05/01/38		240,486
15,146,981	6.000	10/01/38		16,857,715
264,766	6.000	11/01/38		294,622
119,407	6.000	01/01/39		132,892
3,067,472	7.000	03/01/39		3,449,094
16,395	4.500	08/01/39		17,496
610,973	6.000	09/01/39		679,870
202,936	6.000	10/01/39		225,856
12,851	5.000	11/01/39		14,013
19,647	6.000	12/01/39		21,863
1,233,605	5.000	03/01/40		1,347,965
4,219,393	6.000	06/01/40		4,695,193
98,967	6.000	09/01/40		110,144
152,716	6.000	10/01/40		169,937
5,950,976	6.000	05/01/41		6,622,039
1,389,804	4.500	08/01/41		1,483,127
363,629	4.500	10/01/41		387,990
137,270	5.000	02/01/42		149,545
2,623,992	3.000	08/01/42		2,544,507
2,483,354	3.000	09/01/42		2,409,280
383,430	3.000	10/01/42		372,152
1,536,266	3.000	11/01/42		1,490,478
14,309,321	3.000	12/01/42		13,876,057
9,732,654	3.000	01/01/43		9,442,553
2,801,812	3.000	02/01/43		2,717,669
723,681	3.000	03/01/43		702,394
1,965,235	3.000	04/01/43		1,906,751
98,318	3.000	05/01/43		94,990
18,000,000	6.000	TBA-30yr	(d)	20,067,188

				261,193,626

GNMA – 1.3%
409,660	5.500	07/15/20		436,126
7,243	6.500	01/15/32		8,354
16,180	6.500	02/15/32		18,661
15,370	6.500	08/15/34		17,728
26,077	6.500	05/15/35		29,416
6,807	6.500	06/15/35		7,678
13,234	6.500	07/15/35		14,929
3,478	6.500	08/15/35		3,921
17,851	6.500	09/15/35		20,140
14,191	6.500	10/15/35		16,009

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$52,390	6.500%	11/15/35		$59,106
59,260	6.500	12/15/35		66,834
111,906	6.500	01/15/36		126,755
65,448	6.500	02/15/36		74,416
82,019	6.500	03/15/36		93,397
184,242	6.500	04/15/36		209,801
379,577	6.500	05/15/36		432,235
358,371	6.500	06/15/36		408,089
1,858,102	6.500	07/15/36		2,115,861
2,183,627	6.500	08/15/36		2,486,549
2,698,774	6.500	09/15/36		3,073,165
1,804,283	6.500	10/15/36		2,054,581
1,044,592	6.500	11/15/36		1,189,503
685,685	6.500	12/15/36		780,806
399,953	6.500	01/15/37		455,147
225,767	6.500	02/15/37		256,445
86,242	6.500	03/15/37		98,013
114,943	6.500	04/15/37		130,460
193,919	6.500	05/15/37		220,098
157,123	6.500	08/15/37		178,335
261,330	6.500	09/15/37		296,610
266,562	6.500	10/15/37		302,548
175,382	6.500	11/15/37		199,059
1,303,065	6.500	12/15/37		1,483,832
10,187	6.500	02/15/38		11,601
53,336	6.500	05/15/38		60,399
48,565	6.500	07/15/38		54,765
8,300	6.500	08/15/38		9,451
158,063	6.000	11/15/38		177,803
57,523	6.500	11/15/38		65,289
29,164	6.500	01/15/39		32,902
47,915	6.500	02/15/39		54,562
326,394	6.500	05/15/40		376,403
254,370	6.500	07/15/40		289,657

				18,497,439

TOTAL FEDERAL AGENCIES				$346,192,514

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $656,265,519)				$663,042,223

Agency Debentures – 29.5%
FFCB
$3,200,000	1.460%	11/19/19		$3,041,853
16,000,000	3.500	12/20/23		16,274,070
FHLB
12,200,000	2.125	06/10/16		12,593,311
3,200,000	1.530	11/21/19		3,097,680
7,000,000	1.875	03/13/20		6,901,283
2,300,000	3.250	06/09/23		2,359,906
1,800,000	5.375	08/15/24		2,134,055

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Agency Debentures – (continued)
FHLMC
$132,800,000	1.000%		07/30/14	$133,166,794
9,700,000	0.500		08/28/15	9,735,241
2,780,000	0.850		12/26/17	2,721,278
4,800,000	1.000		01/17/18	4,721,765
FNMA
28,400,000	0.000	(e)	07/05/14	28,387,731
6,900,000	0.750		12/19/14	6,930,746
26,100,000	0.375		03/16/15	26,149,470
7,900,000	0.500		05/27/15	7,928,702
8,000,000	0.500		07/02/15	8,029,620
16,500,000	0.500		10/22/15	16,542,446
96,700,000	2.375		04/11/16	100,387,664
5,200,000	6.250		05/15/29	6,804,838
16,080,000	7.125		01/15/30	22,879,674
Small Business Administration
39,329	7.200		06/01/17	41,821
125,007	6.300		05/01/18	132,923
81,241	6.300		06/01/18	86,141

TOTAL AGENCY DEBENTURES
(Cost $421,766,993)				$421,049,012

Government Guarantee Obligation(f) – 1.3%
Hashemite Kingdom of Jordan Government AID Bond
$19,300,000	2.503%		10/30/20	$19,190,548
(Cost $19,300,000)

U.S. Treasury Obligations – 13.6%
United States Treasury Bonds
$4,500,000	3.750	%(g)	11/15/43	$4,659,165
3,100,000	3.625		02/15/44	3,135,588
United States Treasury Inflation Protected Securities
13,151,404	1.250		04/15/14	13,180,205
4,811,355	1.125		01/15/21	5,112,065
11,057,059	0.125		01/15/22	10,841,115
1,470,650	2.500		01/15/29	1,787,986
1,103,916	1.375		02/15/44	1,128,931
United States Treasury Notes
133,400,000	1.000	(g)	05/31/18	130,965,454
16,800,000	1.500		01/31/19	16,651,992
6,400,000	2.125		01/31/21	6,336,512

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $193,634,972)				$193,799,013

Notional Amount	Exercise Rate		Expiration Date	Value

Options Purchased – 0.3%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$10,300,000	3.590%		03/22/16	$437,562
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
9,500,000	4.070		03/29/16	252,614
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
14,500,000	3.633		02/19/16	561,743
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
8,900,000	3.645		02/16/16	337,709
Citibank Securities, Inc. Call – OTC – 30 year Interest Rate Swap Strike Price 4.000%
1,300,000	4.000		01/29/16	109,973
Citibank Securities, Inc. Call – OTC – 30 year Interest Rate Swap Strike Price 4.000%
1,300,000	4.000		01/29/16	75,949
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
32,300,000	1.950		10/26/15	295,274
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
32,200,000	2.030		10/26/15	274,589
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
5,600,000	3.670		03/08/16	214,968
Deutsche Bank Securities, Inc. Put – OTC – 30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960		01/29/16	136,727
Deutsche Bank Securities, Inc. Call – OTC – 30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960		01/29/16	104,698
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
31,100,000	1.855		11/02/15	317,239
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
7,000,000	3.498		07/02/15	264,779
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
7,000,000	3.498		07/02/15	189,060
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
9,400,000	3.610		02/16/16	369,410

TOTAL OPTIONS PURCHASED
(Cost $3,848,180)				$3,942,294

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,294,815,664)				$1,301,023,090

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(h) – 9.7%
Repurchase Agreement – 9.7%
Joint Repurchase Agreement Account II
$137,300,000	0.080%	04/01/14	$137,300,000
(Cost $137,300,000)

TOTAL INVESTMENTS – 100.9%
(Cost $1,432,115,664)			$1,438,323,090

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(12,175,834)

NET ASSETS – 100.0%			$1,426,147,256

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,731,815, which represents approximately 1.3% of net assets as of March 31, 2014.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $20,067,188 which represents approximately 1.4% of net assets as of March 31, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Guaranteed by the United States Government until maturity. Total market value for this security amounts to $19,190,548, which represents approximately 1.3% of net assets as of March 31, 2014.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(d)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	04/10/14	$(35,000,000)	$(33,788,671)
FNMA	5.000	TBA-30yr	04/10/14	(3,000,000)	(3,271,641)
TOTAL (Proceeds Receivable: $37,221,875)					$(37,060,312)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(357)	December 2015	$(88,219,163)	$247,566
Eurodollars	(352)	March 2016	(86,724,000)	182,773
Eurodollars	(352)	June 2016	(86,455,600)	214,943
Ultra Long U.S. Treasury Bonds	(182)	June 2014	(26,293,313)	(487,974)
2 Year U.S Treasury Notes	4,531	June 2014	994,837,688	(1,427,500)
5 Year U.S Treasury Notes	(22)	June 2014	(2,616,969)	19,858
10 Year U.S Treasury Notes	(819)	June 2014	(101,146,500)	564,813
20 Year U.S. Treasury Bonds	226	June 2014	30,107,438	63,430
TOTAL				$(622,091)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$31,000		11/02/16	3 month LIBOR	1.780%	$(703,340)	$(283,134)
12,600	(a)	02/01/17	3 month LIBOR	1.625	(4,672)	19,574
14,500	(a)	10/28/17	1.450%	3 month LIBOR	(177,793)	31,639
61,200	(a)	11/25/17	3 month LIBOR	1.675	147,553	289,421
2,800	(a)	11/25/17	3 month LIBOR	1.688	8	19,299
133,200	(a)	01/11/18	3 month LIBOR	1.876	400	62,564
142,500	(a)	03/24/18	2.780	3 month LIBOR	(11,670)	(1,682)
15,200	(a)	03/24/18	2.800	3 month LIBOR	46	1,459
183,300	(a)	06/18/19	3 month LIBOR	2.000	(1,349,889)	954,676
73,300	(a)	11/25/20	2.920	3 month LIBOR	(322,957)	260,506
3,300	(a)	11/25/20	2.940	3 month LIBOR	16	262
27,000	(a)	06/18/21	3 month LIBOR	2.500	(197,991)	155,414
25,500	(a)	03/24/22	3 month LIBOR	2.933	2,356	(65,836)
2,700	(a)	03/24/22	3 month LIBOR	2.958	22	(11,110)
32,600	(a)	11/25/23	3 month LIBOR	3.511	167,765	(538,740)
1,500	(a)	11/25/23	3 month LIBOR	3.533	12	(19,378)
36,900	(a)	01/30/24	4.252	3 month LIBOR	92,185	271,472
33,400	(a)	06/18/24	3 month LIBOR	3.000	12,827	(213,691)
17,300	(a)	03/10/26	3.170	3 month LIBOR	(1,254,104)	584,275
7,600	(a)	06/18/29	3 month LIBOR	3.500	(166,900)	3,562
12,300	(a)	01/30/39	3 month LIBOR	4.370	(48,035)	(292,318)
1,300	(a)	06/18/44	3 month LIBOR	3.750	(26,912)	(15,627)
TOTAL					$(3,841,073)	$1,212,607

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 48.0%
Automotive – 1.1%
Ford Motor Credit Co. LLC
$1,600,000	8.000%	12/15/16	$1,873,658

Banks – 20.7%
ABN AMRO Bank NV(a)(b)
1,050,000	1.035	10/28/16	1,056,069
Australia & New Zealand Banking Group Ltd.
300,000	1.000 (b)	10/06/16	301,963
1,350,000	1.250	01/10/17	1,350,719
Banco de Bogota SA(b)
200,000	5.000	01/15/17	212,720
Banco del Estado de Chile(b)
170,000	2.000	11/09/17	169,575
Banco Nacional de Costa Rica(b)
400,000	4.875	11/01/18	402,000
Bank of America Corp.
275,000	3.625	03/17/16	288,259
3,725,000	6.000	09/01/17	4,223,851
400,000	2.650	04/01/19	401,814
BPCE SA(a)
1,075,000	1.489	04/25/16	1,089,709
Capital One Financial Corp.
375,000	1.000	11/06/15	375,060
Citigroup, Inc.
741,000	4.750	05/19/15	773,675
343,000	3.953	06/15/16	363,010
2,025,000	1.700	07/25/16	2,047,966
Commonwealth Bank of Australia
525,000	1.900	09/18/17	530,458
Credit Agricole SA(a)(b)
525,000	1.096	10/03/16	529,287
Credit Suisse New York
500,000	3.500	03/23/15	514,454
HSBC Bank PLC(b)
1,400,000	3.100	05/24/16	1,464,870
ING Bank NV(b)
400,000	2.000	09/25/15	406,444
350,000	1.375	03/07/16	350,970
Intesa Sanpaolo SPA
1,650,000	3.875	01/16/18	1,694,580
JPMorgan Chase & Co.
1,275,000	3.450	03/01/16	1,333,107
1,975,000	6.400	10/02/17	2,277,685
Lloyds Bank PLC
525,000	4.875	01/21/16	562,878
1,000,000	2.300	11/27/18	999,415
Morgan Stanley, Inc.
2,975,000	5.950	12/28/17	3,393,014
Nomura Holdings, Inc.
600,000	2.000	09/13/16	605,891
Regions Financial Corp.
355,000	5.750	06/15/15	373,961
Resona Preferred Global Securities Ltd.(a)(b)(c)
575,000	7.191	12/31/49	612,375

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland PLC
$275,000	4.375%	03/16/16	$292,457
1,100,000	6.400	10/21/19	1,261,976
Santander Holdings USA, Inc.(c)
1,675,000	3.450	08/27/18	1,725,023
Sumitomo Mitsui Banking Corp.(a)
450,000	0.670	01/10/17	451,112
Wells Fargo & Co.
525,000	1.500	07/01/15	530,993
1,125,000	5.625	12/11/17	1,283,294
Westpac Banking Corp.(a)
825,000	0.848	01/17/19	826,551

			35,077,185

Chemicals(c) – 0.3%
Polymer Group, Inc.
400,000	7.750	02/01/19	428,000

Construction Machinery – 0.9%
Case New Holland, Inc.
1,300,000	7.875	12/01/17	1,524,250

Consumer Products – 0.4%
Avon Products, Inc.
450,000	2.375	03/15/16	458,086
Beam, Inc.
250,000	5.375	01/15/16	267,804

			725,890

Consumer Products – Household & Leisure(c) – 0.9%
Easton-Bell Sports, Inc.
1,475,000	9.750	12/01/16	1,552,438

Diversified Manufacturing – 0.1%
Pentair Finance SA
125,000	1.350	12/01/15	126,053

Electric – 0.8%
Commonwealth Edison Co.(c)
300,000	2.150	01/15/19	298,602
Electricite de France(a)(b)
975,000	0.694	01/20/17	978,062

			1,276,664

Energy – 3.2%
Anadarko Petroleum Corp.
375,000	6.375	09/15/17	429,102
BP Capital Markets PLC
1,125,000	1.846	05/05/17	1,140,814
Canadian Natural Resources Ltd.(a)
450,000	0.609	03/30/16	449,779
Devon Energy Corp.(a)
450,000	0.773	12/15/16	450,487
Ecopetrol SA
210,000	4.250	09/18/18	221,550
Lukoil International Finance BV
220,000	6.125	11/09/20	228,250
Noble Holding International Ltd.
100,000	2.500	03/15/17	101,629

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Offshore Drilling Holding SA(c)
$200,000	8.375	%(b)	09/20/20	$217,000
200,000	8.375		09/20/20	217,000
Pacific Rubiales Energy Corp.(b)(c)
280,000	5.375		01/26/19	289,716
Raizen Fuels Finance Ltd.
120,000	9.500		08/15/14	123,300
Rosneft Finance SA
500,000	6.625		03/20/17	535,625
Rosneft Oil Co. via Rosneft International Finance Ltd.(b)
450,000	3.149		03/06/17	443,250
Transocean, Inc.
585,000	2.500		10/15/17	588,947

				5,436,449

Energy – Exploration & Production(c) – 0.2%
Continental Resources, Inc.
200,000	8.250		10/01/19	215,000
Range Resources Corp.
200,000	8.000		05/15/19	209,250

				424,250

Food & Beverage – 0.8%
ConAgra Foods, Inc.
350,000	1.300		01/25/16	352,581
Kraft Foods, Inc.
400,000	4.125		02/09/16	423,155
Pernod-Ricard SA(b)
525,000	2.950		01/15/17	542,920

				1,318,656

Health Care Products – 0.4%
Life Technologies Corp.
150,000	4.400		03/01/15	155,017
Thermo Fisher Scientific, Inc.
450,000	3.250		11/20/14	457,721

				612,738

Health Care Services – 1.0%
Coventry Health Care, Inc.
51,000	6.300		08/15/14	52,038
Express Scripts Holding Co.
175,000	3.125		05/15/16	182,940
375,000	3.500		11/15/16	397,599
McKesson Corp.
175,000	1.400		03/15/18	170,093
Providence Health & Services Obligated Group(a)
525,000	1.047		10/01/16	522,314
UnitedHealth Group, Inc.
400,000	1.400		10/15/17	397,801

				1,722,785

Corporate Obligations – (continued)
Life Insurance – 0.3%
American International Group, Inc.
$395,000	4.875%		09/15/16	$430,626
MetLife, Inc.
150,000	1.756		12/15/17	150,964

				581,590

Media – Cable – 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
500,000	7.250		10/30/17	528,750
COX Communications, Inc.
100,000	5.500		10/01/15	106,358
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
800,000	3.500		03/01/16	837,251
Time Warner Cable, Inc.
520,000	5.850		05/01/17	585,715

				2,058,074

Media – Non Cable – 1.0%
NBCUniversal Media LLC
675,000	2.875		04/01/16	703,562
News America, Inc.
450,000	5.300		12/15/14	465,298
The Walt Disney Co.
475,000	0.450		12/01/15	474,844
WPP Finance UK
100,000	8.000		09/15/14	103,266

				1,746,970

Metals & Mining – 1.7%
BHP Billiton Finance USA Ltd.(a)
550,000	0.484		09/30/16	550,568
Freeport-McMoRan Copper & Gold, Inc.
475,000	1.400		02/13/15	477,725
Xstrata Finance Canada Ltd.(b)
1,750,000	2.700		10/25/17	1,771,175

				2,799,468

Noncaptive – Financial – 0.6%
General Electric Capital Corp.
950,000	2.300		04/27/17	977,639

Pharmaceuticals – 0.8%
Mylan, Inc.(b)(c)
500,000	7.875		07/15/20	561,875
Perrigo Co. PLC(b)
750,000	1.300		11/08/16	750,769
Zoetis, Inc.
75,000	1.150		02/01/16	75,285

				1,387,929

Pipelines – 2.8%
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	363,118
El Paso Pipeline Partners Operating Co. LLC
550,000	4.100		11/15/15	575,182
Energy Transfer Partners LP(a)(c)
100,000	3.255		11/01/66	92,000

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
Enterprise Products Operating LLC(a)(c)
$1,150,000	8.375%	08/01/66	$1,293,750
675,000	7.034	01/15/68	764,438
ONEOK Partners LP(c)
250,000	3.250	02/01/16	259,779
Spectra Energy Partners LP(c)
350,000	2.950	06/15/16	362,498
TransCanada PipeLines Ltd.(a)(c)
950,000	6.350	05/15/67	980,875

			4,691,640

Real Estate Investment Trust – 1.8%
ERP Operating LP
475,000	5.250	09/15/14	484,756
HCP, Inc.
500,000	3.750	02/01/16	522,676
Kilroy Realty LP
450,000	5.000	11/03/15	478,348
Realty Income Corp.(c)
125,000	2.000	01/31/18	123,165
Simon Property Group LP(c)
100,000	6.100	05/01/16	110,161
Ventas Realty LP/Ventas Capital Corp.
675,000	3.125	11/30/15	697,586
WEA Finance LLC(b)
575,000	5.750	09/02/15	613,244

			3,029,936

Restaurants – 0.1%
Brinker International, Inc.
150,000	2.600	05/15/18	148,705

Retailers – Food & Drug – 0.6%
The Kroger Co.(a)
550,000	0.804	10/17/16	550,699
Walgreen Co.
500,000	1.000	03/13/15	502,215

			1,052,914

Technology – 0.9%
Hewlett-Packard Co.
600,000	3.000	09/15/16	626,653
900,000	1.182 (a)	01/14/19	902,094

			1,528,747

Technology – Hardware – 0.1%
Seagate Technology HDD Holdings
27,000	6.800	10/01/16	30,713
Tech Data Corp.
75,000	3.750	09/21/17	77,692

			108,405

Transportation(b) – 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.
701,000	3.375	03/15/18	727,057

Corporate Obligations – (continued)
Wireless Telecommunications – 1.4%
American Tower Corp.
$525,000	4.500%	01/15/18	$567,335
Sprint Communications, Inc.
1,400,000	6.000	12/01/16	1,540,000
Sprint Corp.
175,000	8.375	08/15/17	206,062

			2,313,397

Wirelines Telecommunications – 3.5%
AT&T, Inc.
725,000	2.400	08/15/16	748,046
Frontier Communications Corp.
1,325,000	8.250	04/15/17	1,540,312
PAETEC Holding Corp.(c)
500,000	9.875	12/01/18	548,750
Telecom Italia Capital SA
66,000	5.250	10/01/15	69,300
Telefonica Emisiones SAU
150,000	3.192	04/27/18	153,625
Verizon Communications, Inc.
125,000	3.000	04/01/16	130,370
1,400,000	1.763 (a)	09/15/16	1,440,156
1,300,000	2.500	09/15/16	1,347,190

			5,977,749

TOTAL CORPORATE OBLIGATIONS
(Cost $80,961,493)			$81,229,236

Mortgage-Backed Obligations – 18.6%
Collateralized Mortgage Obligations – 5.9%
Interest Only(d) – 0.1%
GNMA Series 2013-182, Class PI
$479,765	4.500%	12/20/43	$100,462

Inverse Floaters(a) – 0.4%
GNMA REMIC Series 2010-1, Class SD
71,193	5.633	01/20/40	10,644
GNMA REMIC Series 2010-35, Class DS
202,771	5.523	03/20/40	34,439
GNMA REMIC Series 2010-9, Class XD
459,988	6.445	01/16/40	90,993
GNMA REMIC Series 2010-98, Class QS
493,166	6.443	01/20/40	84,903
GNMA REMIC Series 2011-17, Class SA
558,360	5.943	09/20/40	90,707
GNMA REMIC Series 2011-61, Class CS
472,048	6.523	12/20/35	68,434
GNMA REMIC Series 2011-79, Class AS
359,567	5.953	07/20/37	34,593
GNMA REMIC Series 2013-111, Class SA
107,866	6.543	07/20/43	21,528
GNMA REMIC Series 2013-113, Class SA
442,868	6.543	08/20/43	88,538
GNMA REMIC Series 2013-113, Class SD
405,722	6.545	08/16/43	62,267

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Inverse Floaters(a) – (continued)
	GNMA REMIC Series 2013-148, Class SA
	$463,756	6.043%	10/20/43	$82,551

				669,597

	Sequential Fixed Rate – 2.7%
	Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
	230,428	5.361	02/15/40	244,898
	FHLMC Multifamily Structured Pass-Through Certificates Series K019, Class A2
	1,700,000	2.272	03/25/22	1,623,039
	FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
	1,400,000	3.111	02/25/23	1,398,955
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	293,187	2.779	09/25/22	300,019
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
	79,539	1.337	06/25/16	80,201
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	200,000	1.655	11/25/16	203,224
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	101,142
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	99,001
	FNMA REMIC Series 2012-111, Class B
	126,428	7.000	10/25/42	142,331
	FNMA REMIC Series 2012-153, Class B
	340,171	7.000	07/25/42	382,857

				4,575,667

	Sequential Floating Rate(a) – 2.7%
	Darrowby PLC Series 2012- 1, Class A
GBP	63,136	2.222	02/20/44	107,746
	FNMA REMIC Series 2007-33, Class HF
	$65,039	0.504	04/25/37	65,238
	Granite Master Issuer PLC Series 2005-1, Class A6
GBP	23,780	0.724	12/20/54	39,381
	Granite Master Issuer PLC Series 2005-4, Class A6
	118,902	0.724	12/20/54	196,904
	Granite Master Issuer PLC Series 2006-1X, Class A7
	95,121	0.724	12/20/54	157,523
	Granite Master Issuer PLC Series 2006-2, Class A6
	71,341	0.704	12/20/54	118,104
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$166,462	0.297	12/20/54	164,939
	Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP	95,121	0.704	12/20/54	157,472
	Granite Master Issuer PLC Series 2007-2, Class 4A2
	120,328	0.702	12/17/54	199,209
	Granite Mortgages PLC Series 2003-2, Class 1B
	$64,002	1.217	07/20/43	63,642

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(a) – (continued)
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	256,782	1.000%	07/20/43	$427,288
	Granite Mortgages PLC Series 2004-2, Class 3A
	351,067	0.843	06/20/44	582,196
	Granite Mortgages PLC Series 2004-3, Class 2A1
	$117,367	0.515	09/20/44	116,817
	Granite Mortgages PLC Series 2004-3, Class 3A2
GBP	323,859	0.903	09/20/44	538,124
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	51,268	0.572	09/21/38	73,132
	Leek Finance PLC Series 2017X, Class A2C
	34,164	0.592	12/21/37	49,200
	Leek Finance PLC Series 2018X, Class A2B
	$205,072	0.494	09/21/38	211,784
	Permanent Master Issuer PLC Series 2010-1X, Class 2A2
EUR	400,000	1.532	07/15/42	556,819
	Permanent Master Issuer PLC Series 2011-2X, Class 1A2
	$250,000	1.789	07/15/42	251,730
	Quadrivio Finance Series 2011-1, Class A1
EUR	252,524	0.800	04/25/60	343,737
	Springleaf Mortgage Loan Trust Series 2012-3A, Class A(b)
	$131,864	1.570	12/25/59	131,768
	Thrones PLC Series 2013-1, Class A
GBP	94,377	2.020	07/20/44	158,529

				4,711,282

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$10,057,008

	Commercial Mortgage-Backed Securities(a) – 4.2%
	Sequential Floating Rate – 4.2%
	Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A(a)
	$895,474	5.526%	01/15/49	$963,933
	FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
	3,666,146	0.534	07/25/20	3,669,381
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
	1,600,000	3.250	04/25/23	1,612,338
	FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
	800,000	3.300	04/25/23	808,013
	FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
	106,506	0.504	04/25/19	106,533

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$7,160,198

	Federal Agencies – 8.5%
	FHLMC – 0.3%
	$430,131	7.000%	02/01/39	$483,934

	FNMA – 8.2%
	22,465	6.000	11/01/34	25,313
	1,358,708	6.000	10/01/35	1,521,060
	9,362	6.000	11/01/35	10,408

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$8,278	6.000%	02/01/37		$9,212
407,797	6.000	06/01/37		453,783
420,816	6.000	03/01/38		468,340
72,039	6.000	05/01/38		80,162
88,255	6.000	11/01/38		98,207
708,301	6.000	01/01/39		788,173
255,623	7.000	03/01/39		287,424
203,658	6.000	09/01/39		226,623
67,645	6.000	10/01/39		75,285
1,225,189	6.000	06/01/40		1,363,552
50,906	6.000	10/01/40		56,646
773,217	6.000	05/01/41		860,408
14,386	6.000	09/01/41		16,043
63,584	5.000	01/01/42		69,294
165,118	3.000	08/01/42		160,130
150,565	3.000	09/01/42		146,136
50,383	3.000	11/01/42		48,868
692,241	3.000	12/01/42		671,218
529,231	3.000	01/01/43		513,387
201,000	3.000	02/01/43		194,976
52,964	3.000	03/01/43		51,406
73,132	3.000	04/01/43		70,981
5,000,000	6.000	TBA-30yr	(e)	5,574,219

				13,841,254

TOTAL FEDERAL AGENCIES				$14,325,188

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $31,234,822)				$31,542,394

Agency Debenture – 0.8%
FFCB
$1,300,000	3.500%	12/20/23		$1,322,268
(Cost $1,298,176)

Asset-Backed Securities – 16.7%
Auto – 0.8%
Ally Master Owner Trust Series 2012-5, Class A
$350,000	1.540%	09/15/19		$348,735
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(a)
900,000	0.535	01/15/18		901,169
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
80,432	0.680	06/15/15		80,490

				1,330,394

Collateralized Loan Obligations – 7.7%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(b)
579,335	0.888	11/01/18		569,036
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)
600,000	1.464	04/18/24		579,420
ACIS CLO Ltd. Series 2013-2A, Class A(a)(b)
100,000	0.742	10/14/22		97,543

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(b)
$800,000	1.157%	10/14/22		$775,600
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(b)
481,303	0.486	04/29/19		472,141
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(b)
767,063	0.508	02/01/22		754,836
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(b)
360,971	0.508	02/01/22		355,217
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)(b)
100,000	0.985	11/21/22		98,070
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(a)
1,200,000	1.407	12/14/23		1,167,408
Grayson CLO Ltd. Series 2006-1A, Class A1A(a)(b)
224,133	0.483	11/01/21		218,165
Greywolf CLO Ltd. Series 2007-1A, Class A(a)(b)
589,099	0.481	02/18/21		580,286
ICG US CLO Ltd. Series 2014-1A, Class ACOM(a)(b)
1,100,000	1.506	04/20/26		1,067,660
Jasper CLO Ltd. Series 2005-1A, Class A(a)(b)
78,685	0.508	08/01/17		78,461
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)(b)
1,942,766	0.586	05/15/21		1,923,960
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(b)
300,000	1.476	11/22/23		296,850
OCP CLO Ltd. Series 2014-5A, Class ACOM(a)(b)
1,150,000	0.000	04/26/26		1,115,851
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
300,000	1.592	04/17/25		296,220
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(a)(b)
1,050,000	1.436	03/20/25		1,020,075
Red River CLO Ltd. Series 1A, Class A(a)(b)
564,470	0.508	07/27/18		557,565
Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
203,528	0.463	08/01/22		200,195
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(a)(b)
800,000	1.714	04/15/26		775,440

				12,999,999

Credit Card(a) – 1.2%
Bank of America Credit Card Trust Series 2014-A1, Class A
2,050,000	0.535	06/15/21		2,051,966

Home Equity(b) – 2.6%
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1
2,950,000	1.244	01/17/45		2,951,094
New Residential Advance Receivables Trust Advance Receivables Backed Series 2014-T1, Class A1
950,000	1.274	03/15/45		950,000
Springleaf Mortgage Loan Trust Series 2013-2A, Class A(a)
520,388	1.780	12/25/65		519,745

				4,420,839

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loan(a) – 4.4%
	Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
	$981,830	0.954%	02/25/41	$986,645
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	29,925	0.343	09/25/23	29,905
	College Loan Corp. Trust Series 2004-1, Class A4
	100,000	0.429	04/25/24	96,323
	Education Loan Asset-Backed Trust Series 2012-1, Class A1(b)
	52,492	0.604	06/25/22	52,509
	Educational Services of America, Inc. Series 2012-1, Class A1(b)
	159,962	1.304	09/25/40	162,734
	Educational Services of America, Inc. Series 2014-1, Class A(b)
	1,350,000	0.860	02/25/39	1,336,998
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)
	500,000	1.156	02/25/25	506,104
	GCO Education Loan Funding Trust Series 2005-2, Class A5L
	14,564	0.355	05/25/21	14,547
	Nelnet Student Loan Corp. Series 2004-2A, Class A4
	42,871	0.375	08/26/19	42,844
	Nelnet Student Loan Trust Series 2008-3, Class A4
	1,300,000	1.885	11/25/24	1,349,427
	Northstar Education Finance, Inc. Series 2012-1, Class A(b)
	291,773	0.854	12/26/31	292,040
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b)
	151,264	0.704	05/25/27	150,148
	SLC Student Loan Trust Series 2006-1, Class A4
	149,326	0.313	12/15/21	148,914
	SLM Student Loan Trust Series 2003-12, Class A5(b)
	826,420	0.513	09/15/22	826,351
	SLM Student Loan Trust Series 2006-8, Class A4
	153,549	0.319	10/25/21	153,127
	SLM Student Loan Trust Series 2006-9, Class A4
	150,964	0.309	10/25/22	150,542
	SLM Student Loan Trust Series 2012-2, Class A
	190,744	0.854	01/25/29	191,465
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	925,526	0.366	03/01/25	923,433

				7,414,056

	TOTAL ASSET-BACKED SECURITIES
	(Cost $28,064,597)			$28,217,254

	Foreign Debt Obligations – 0.8%
	Sovereign – 0.8%
	Dominican Republic
	$200,000	7.500%	05/06/21	$223,000
	Hellenic Republic Government Bond(a)
EUR	50,000	1.619	05/21/14	67,957
	80,000	1.015	08/10/14	107,364
	Kommunalbanken AS(b)
	$100,000	1.000	09/26/17	98,695

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Perusahaan Penerbit SBSN(b)
	$200,000	6.125%	03/15/19	$218,500
	Republic of Honduras(b)
	200,000	8.750	12/16/20	219,000
	Republic of Italy(b)
EUR	50,000	4.750	09/01/44	74,697
	Republic of Panama
	$29,000	7.250	03/15/15	30,740
	Republic of Turkey
	170,000	7.000	09/26/16	186,788
	Spain Government Bond(b)
EUR	50,000	5.150	10/31/44	79,263

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $1,268,554)			$1,306,004

	Municipal Debt Obligations – 4.0%
	California – 1.3%
	California Educational Facilities Authority RB (Stanford University) Series 2013 U-3
	$350,000	5.000%	06/01/43	$427,164
	California State GO Bonds (Various Purposes) Series 2013
	1,575,000	5.000	11/01/43	1,682,431

				2,109,595

	Florida – 0.2%
	Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
	275,000	5.000	07/01/42	288,032

	Maryland – 0.3%
	City of Baltimore MD RB (Water Project) Series 2013 A
	260,000	5.000	07/01/42	282,108
	260,000	5.000	07/01/43	281,889

				563,997

	Massachusetts – 0.2%
	Massachusetts State College Building Authority RB Series 2014 A
	260,000	5.000	05/01/43	280,444

	New Jersey – 0.6%
	New Jersey Economic Development Authority RB Series B(f)
	550,000	0.000	02/15/16	536,459
	New Jersey State Transportation Trust Fund Authority RB (Transportation System) Series 2012 A
	460,000	5.000	06/15/42	479,762

				1,016,221

	New York – 0.3%
	New York City Water & Sewer System Finance Authority RB (Second General Resolution) Series 2013 BB
	545,000	5.000	06/15/46	576,251

	Puerto Rico – 0.6%
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	805,000	8.000	07/01/35	751,178

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
$5,000	5.250%	08/01/27	$4,162
60,000	0.000 (f)	08/01/32	45,176
30,000	5.750	08/01/37	23,541
5,000	6.375	08/01/39	4,189
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
25,000	0.000 (f)	08/01/33	13,563
35,000	5.500	08/01/37	26,960
10,000	5.375	08/01/39	7,550
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
5,000	6.000	08/01/39	4,030
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
30,000	5.500	08/01/28	25,013
50,000	6.125	08/01/29	43,546

			948,908

Texas – 0.1%
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 B
190,000	5.000	11/01/44	197,102

Washington – 0.4%
University of Washington RB (Refunding) Series 2012 A
680,000	5.000	07/01/41	735,753

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,495,758)			$6,716,303

U.S. Treasury Obligations – 7.3%
United States Treasury Bill(f)
$1,400,000	0.000%	04/24/14	$1,399,973
United States Treasury Bonds
809,000	3.625 (g)	08/15/43	818,805
400,000	3.750	11/15/43	414,148
700,000	3.625	02/15/44	708,036
United States Treasury Notes
800,000	1.500	01/31/19	792,952
6,200,000	1.625	03/31/19	6,168,132
2,100,000	2.250	03/31/21	2,092,209

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,343,638)			$12,394,255

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.4%
Interest Rate Swaptions
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
$13,000,000	3.670%	03/08/16	$499,032

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
$9,300,000	2.030%	10/26/15	$79,306
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
3,000,000	3.498	07/02/15	81,026
JPMorgan Chase Bank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
3,000,000	3.498	07/02/15	113,477

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $841,092)			$772,841

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $162,508,130)			$163,500,555

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 2.3%
Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$3,900,000	0.080%	04/01/14	$3,900,000
(Cost $3,900,000)

TOTAL INVESTMENTS – 98.9%
(Cost $166,408,130)			$167,400,555

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			1,835,798

NET ASSETS – 100.0%			$169,236,353

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $33,526,816, which represents approximately 19.8% of net assets as of March 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $5,574,219 which represents approximately 3.3% of net assets as of March 31, 2014.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on page 91.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	AUD/USD	06/18/14	$164,189	$3,113
	BRL/USD	04/11/14	83,659	2,659
	CHF/EUR	06/18/14	81,272	290
	EUR/CHF	06/18/14	428,355	852
	GBP/USD	06/18/14	244,926	847
	INR/USD	04/04/14	81,522	2,344
	JPY/CHF	06/18/14	160,727	1,375
	KRW/USD	04/24/14	163,014	14
	MYR/USD	04/04/14	159,091	1,040
	MYR/USD	04/14/14	244,677	1,677
	NOK/SEK	06/18/14	159,172	1,498
	PLN/USD	06/18/14	116,623	813
	USD/CNH	05/27/14	161,041	3,383
	USD/CNH	06/18/14	320,139	3,861

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
BNP Paribas SA	BRL/USD	04/14/14	$84,145	$3,145
	EUR/CHF	06/18/14	159,469	320
	EUR/USD	06/18/14	81,272	373
	GBP/USD	06/18/14	163,284	874
	MYR/USD	05/02/14	535,864	5,181
	USD/EUR	06/18/14	325,087	1,420
	USD/KRW	05/12/14	160,665	128
	ZAR/USD	06/18/14	33,158	1,158
Citibank NA	CAD/USD	06/18/14	81,256	129
	CLP/USD	04/10/14	85,256	4,113
	EUR/CHF	06/18/14	428,390	817
	USD/JPY	06/18/14	323,483	1,517
	USD/RUB	05/05/14	81,944	56
Credit Suisse International (London)	CAD/USD	06/18/14	81,317	317
	CHF/EUR	06/18/14	81,272	107
	EUR/CHF	06/18/14	574,855	1,245
	PLN/USD	06/18/14	116,623	249
	RUB/USD	04/04/14	105,199	3,265
	RUB/USD	04/07/14	251,732	8,732
	RUB/USD	04/11/14	84,267	3,267
	RUB/USD	04/14/14	338,157	15,437
	RUB/USD	04/28/14	330,517	4,517
	RUB/USD	05/05/14	82,627	627
Deutsche Bank AG (London)	BRL/USD	04/07/14	42,298	1,624
	BRL/USD	04/17/14	83,032	1,546
	COP/USD	04/21/14	82,925	1,925
	EUR/SEK	06/18/14	315,594	1,955
	EUR/USD	06/18/14	163,921	214
	HUF/EUR	06/18/14	159,788	2,784
	PHP/USD	04/11/14	44,000	197
	PLN/EUR	06/18/14	296,077	801
	PLN/USD	06/18/14	120,257	1,139
	RUB/USD	04/04/14	87,737	3,787
	TRY/USD	06/18/14	163,810	810
	USD/CNH	05/27/14	156,359	2,641
	USD/CNH	06/18/14	70,322	730
	USD/EUR	06/18/14	2,124,651	12,589
	USD/JPY	06/18/14	162,858	142
HSBC Bank PLC	BRL/USD	04/07/14	83,391	3,391
	GBP/USD	06/18/14	83,308	852
	HUF/EUR	06/18/14	135,444	2,995
	MYR/USD	05/02/14	80,112	642
	NOK/EUR	06/18/14	162,544	466
	USD/EUR	06/18/14	326,465	183

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Chase Bank NA	EUR/CHF	06/18/14	$415,832	$828
	INR/USD	04/04/14	68,995	1,645
	MYR/USD	04/14/14	56,172	473
	NOK/SEK	06/18/14	159,608	1,728
	NOK/USD	06/18/14	80,352	154
	PHP/USD	04/11/14	126,018	646
	PLN/USD	06/18/14	126,400	1,182
	SEK/NOK	06/18/14	81,417	122
	USD/EUR	05/07/14	928,456	6,416
	USD/EUR	06/18/14	180,451	381
	USD/GBP	04/24/14	2,985,165	2,245
	USD/JPY	06/18/14	161,901	1,099
Morgan Stanley & Co. International PLC	AUD/EUR	06/18/14	159,789	4,872
	BRL/USD	04/17/14	140,215	3,441
	GBP/USD	06/18/14	244,926	621
	MYR/USD	04/14/14	52,980	330
	TRY/USD	06/18/14	81,162	3,915
	ZAR/USD	06/18/14	81,835	835
Royal Bank of Canada	BRL/USD	04/17/14	84,179	3,179
	CAD/USD	06/18/14	487,323	2,323
	EUR/CHF	06/18/14	416,399	1,485
	EUR/USD	06/18/14	163,921	40
	GBP/USD	06/18/14	164,117	1,374
	INR/USD	04/04/14	87,874	3,310
	KRW/USD	04/24/14	164,204	1,204
	MXN/USD	06/18/14	81,848	949
	USD/CAD	06/18/14	80,636	364
	ZAR/USD	06/18/14	77,022	2,865
State Street Bank and Trust	CAD/USD	06/18/14	81,394	394
	EUR/CHF	06/18/14	416,061	1,370
	MXN/USD	06/18/14	1,417,639	18,541
	USD/EUR	06/18/14	242,438	1,751
	USD/JPY	06/18/14	155,192	740
Westpac Banking Corp.	AUD/GBP	06/18/14	161,618	3,000
	AUD/USD	06/18/14	495,335	13,488
	MYR/USD	04/11/14	179,779	1,073
	MYR/USD	04/14/14	28,547	197
	NZD/USD	06/18/14	411,311	6,456
TOTAL				$217,209

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	CHF/EUR	06/18/14	$79,894	$(99)
	CNH/USD	05/27/14	161,462	(2,473)
	EUR/AUD	06/18/14	42,547	(1,222)
	USD/GBP	06/18/14	1,051,348	(1,974)
	USD/NZD	06/18/14	278,639	(7,460)
	USD/ZAR	06/18/14	110,180	(1,276)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
BNP Paribas SA	CHF/EUR	06/18/14	$161,166	$(64)
	CNH/USD	06/18/14	161,613	(387)
	EUR/AUD	06/18/14	42,227	(902)
	EUR/HUF	06/18/14	81,866	(594)
	EUR/USD	06/18/14	162,544	(428)
	KRW/USD	04/03/14	160,707	(401)
	USD/ZAR	06/18/14	82,259	(1,259)
Citibank NA	EUR/USD	06/18/14	81,272	(458)
	GBP/USD	06/18/14	241,683	(580)
	USD/AUD	06/18/14	82,095	(2,178)
	USD/CAD	06/18/14	82,397	(397)
	USD/IDR	04/14/14	32,509	(571)
	USD/ILS	06/18/14	81,458	(458)
	USD/JPY	06/18/14	162,330	(330)
	USD/KRW	04/03/14	321,156	(2,156)
	USD/KRW	04/24/14	333,236	(6,236)
	USD/NZD	06/18/14	258,915	(6,662)
	USD/RUB	04/14/14	84,616	(3,616)
	USD/TRY	06/18/14	84,664	(3,664)
Credit Suisse International (London)	EUR/CHF	06/18/14	212,324	(191)
	EUR/USD	06/18/14	162,544	(174)
	USD/BRL	04/14/14	84,636	(2,636)
	USD/CLP	04/07/14	32,899	(899)
	USD/CLP	04/10/14	82,776	(1,776)
	USD/CLP	04/30/14	81,422	(422)
	USD/CLP	05/09/14	108,274	(2,468)
	USD/COP	04/21/14	98,391	(391)
	USD/GBP	06/18/14	329,900	(2,865)
	USD/NZD	06/18/14	348,269	(8,889)
	USD/RUB	04/04/14	169,302	(7,302)
	USD/RUB	04/07/14	252,684	(8,684)
	USD/RUB	04/11/14	84,643	(2,643)
	USD/RUB	04/14/14	169,278	(7,278)
Deutsche Bank AG (London)	CNH/USD	06/18/14	228,849	(1,514)
	EUR/HUF	06/18/14	163,374	(2,208)
	EUR/USD	06/18/14	325,087	(1,812)
	JPY/USD	06/18/14	80,156	(844)
	PHP/USD	04/10/14	67,656	(789)
	PLN/HUF	06/18/14	164,932	(1,716)
	THB/USD	04/03/14	97,757	(43)
	USD/CAD	06/18/14	81,117	(117)
	USD/GBP	06/18/14	326,568	(732)
	USD/HUF	06/18/14	499,257	(141)
	USD/IDR	04/14/14	164,101	(2,101)
	USD/INR	04/04/14	255,515	(10,956)
	USD/MYR	04/11/14	15,218	(89)
	USD/PHP	04/11/14	119,171	(1,419)
	USD/THB	04/03/14	97,757	(757)
	USD/THB	04/11/14	79,241	(59)
	USD/THB	05/08/14	97,604	(24)
	USD/TRY	06/18/14	510,753	(20,753)
	USD/TWD	04/21/14	162,044	(44)
	USD/TWD	04/30/14	163,589	(589)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	KRW/USD	04/03/14	$160,450	$(121)
	PHP/USD	04/11/14	80,410	(590)
	USD/AUD	06/18/14	164,189	(4,632)
	USD/BRL	04/30/14	162,140	(140)
	USD/IDR	04/14/14	164,341	(2,341)
	USD/KRW	05/09/14	160,725	(154)
	USD/NZD	06/18/14	81,917	(793)
	USD/RUB	04/14/14	62,902	(1,118)
	USD/SGD	06/18/14	708,139	(4,410)
	USD/TWD	04/24/14	99,001	(901)
JPMorgan Chase Bank NA	USD/TRY	06/18/14	84,375	(3,375)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	155,938	(2,062)
	USD/AUD	06/18/14	83,017	(2,314)
	USD/BRL	04/17/14	252,342	(8,342)
	USD/BRL	04/30/14	81,518	(518)
	USD/CLP	04/28/14	52,575	(1,330)
	USD/ILS	06/18/14	299,100	(150)
	USD/MYR	04/14/14	162,976	(976)
	USD/TWD	04/25/14	82,567	(567)
Royal Bank of Canada	CAD/USD	06/18/14	162,733	(267)
	USD/BRL	04/07/14	165,725	(4,725)
	USD/BRL	04/11/14	84,018	(2,018)
	USD/BRL	04/30/14	81,278	(278)
	USD/CAD	06/18/14	167,190	(3,190)
	USD/EUR	05/07/14	334,701	(906)
State Street Bank and Trust	USD/CAD	06/18/14	1,016,223	(6,511)
	USD/EUR	06/18/14	327,842	(292)
	USD/MXN	06/18/14	247,352	(2,352)
	USD/NZD	06/18/14	258,915	(3,599)
Westpac Banking Corp.	EUR/AUD	06/18/14	82,096	(2,202)
	GBP/AUD	06/18/14	82,024	(383)
	USD/AUD	06/18/14	330,223	(7,038)
	USD/NZD	06/18/14	325,944	(1,050)
	USD/SGD	06/18/14	166,516	(2,516)
TOTAL				$(211,331)

FORWARD SALES CONTRACTS — At March 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $970,000)	3.000%	TBA-30yr	04/10/14	$(1,000,000)	$(965,391)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(118)	December 2015	$(29,159,275)	$68,053
Eurodollars	(116)	March 2016	(28,579,500)	60,144
Eurodollars	(116)	June 2016	(28,491,050)	69,387
Italian 10 Year Government Bonds	6	June 2014	1,006,042	9,426
Japan 10 Year Government Bonds	(6)	June 2014	(8,406,917)	8,115
Ultra Long U.S. Treasury Bonds	(47)	June 2014	(6,790,031)	(76,530)
5 Year German Euro-Bobl	10	June 2014	1,727,159	2,268
10 Year German Euro-Bund	6	June 2014	1,185,164	4,025
10 Year U.K. Long Gilt	(19)	June 2014	(3,469,456)	262
2 Year U.S Treasury Notes	189	June 2014	41,497,313	(64,216)
5 Year U.S Treasury Notes	258	June 2014	30,689,906	(223,405)
10 Year U.S Treasury Notes	(3)	June 2014	(370,500)	(50)
20 Year U.S. Treasury Bonds	49	June 2014	6,527,719	9,577
TOTAL				$(132,944)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	2,410	01/04/16	10.390%	1 month Brazilian Interbank Deposit Average	$(17,198)
Barclays Bank PLC		770	01/04/16	10.300	1 month Brazilian Interbank Deposit Average	(6,122)
	KRW	126,360	05/10/23	3 month KWCDC	2.735%	4,963
		141,900	05/20/23	3 month KWCDC	2.840	4,481
		141,900	05/20/23	3 month KWCDC	2.830	4,588
Citibank NA	BRL	1,610	01/02/15	8.518	1 month Brazilian Interbank Deposit Average	(14,342)
		640	01/04/16	10.090	1 month Brazilian Interbank Deposit Average	(6,270)
Deutsche Bank Securities, Inc.		2,120	01/02/15	8.150	1 month Brazilian Interbank Deposit Average	(24,318)
	KRW	141,880	05/15/23	3 month KWCDC	2.815	4,730
JPMorgan Securities, Inc.	BRL	770	01/02/15	8.220	1 month Brazilian Interbank Deposit Average	(8,455)
		2,160	01/02/15	8.155	1 month Brazilian Interbank Deposit Average	(24,705)
TOTAL						$(82,648)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	5,780	(a)	12/15/15	4.250%	3 month NZDOR	$(4,470)	$2,187
GBP	3,900	(a)	02/03/16	6 month BP	1.250%	4,425	(2,875)
	$5,400	(a)	06/18/16	3 month LIBOR	0.750	(12,268)	5,179
SEK	26,790	(a)	06/18/16	3 month STIBOR	1.500	(21,361)	(7,900)
GBP	1,060	(a)	03/05/17	6 month BP	1.660	994	3,174
	$5,400	(a)	11/25/17	3 month LIBOR	1.675	8,381	30,176
	13,400	(a)	03/24/18	2.780	3 month LIBOR	(882)	(374)
GBP	2,750	(a)	02/03/19	2.280	6 month BP	(15,867)	13,387
	$1,470		03/19/19	2.000	3 month LIBOR	10,542	4,479
	1,470		03/19/19	3 month LIBOR	2.000	(27,496)	12,104
EUR	3,160	(a)	06/18/19	1.250	6 month EURO	39,334	7,263
GBP	670	(a)	06/18/19	2.250	6 month BP	916	4,444
CAD	490	(a)	06/18/19	2.250	6 month CDOR	—	2,313
	$6,470	(a)	06/18/19	3 month LIBOR	2.000	(47,891)	33,941
SEK	13,740	(a)	06/18/19	3 month STIBOR	2.000	(4,979)	(6,946)
NZD	2,300	(a)	06/18/19	4.750	3 month NZDOR	10,446	(8,504)
AUD	1,300	(a)	06/18/19	6 month AUDOR	3.750	350	2,781
	$6,600	(a)	11/25/20	2.920	3 month LIBOR	(30,533)	24,909
GBP	1,160	(a)	02/05/21	2.840	6 month BP	(1,118)	(8,264)
	$6,700	(a)	06/18/21	3 month LIBOR	2.500	(56,000)	45,435
GBP	1,490	(a)	03/05/22	2.780	6 month BP	(9,247)	2,680
	$2,400	(a)	03/24/22	3 month LIBOR	2.933	19	(5,994)
	1,850	(a)	10/08/23	4.250	3 month LIBOR	589	21,541
JPY	283,740	(a)	10/08/23	6 month JYOR	1.250	(3,234)	60
	$2,900	(a)	11/25/23	3 month LIBOR	3.511	11,718	(44,718)
	780	(a)	03/20/24	4.250	3 month LIBOR	2,643	4,193
GBP	560	(a)	03/20/24	6 month BP	3.750	(1,620)	(1,826)
	$4,390	(a)	06/18/24	3 month LIBOR	3.000	(45,955)	19,554
AUD	430	(a)	06/18/24	4.500	6 month AUDOR	802	(78)
JPY	135,980	(a)	06/18/24	6 month JYOR	0.750	11,645	2,509
GBP	1,080	(a)	02/03/25	6 month BP	3.100	17,629	(19,795)
	950	(a)	03/05/25	6 month BP	3.100	9,588	(7,697)
JPY	341,000	(a)	05/09/25	6 month JYOR	1.650	46,418	(34,569)
	$4,900	(a)	03/10/26	3.170	3 month LIBOR	(355,209)	165,488
JPY	209,000	(a)	05/09/27	1.880	6 month JYOR	(41,691)	32,356
	$11,000	(a)	06/18/29	3 month LIBOR	3.500	(172,682)	(63,729)
GBP	740	(a)	02/05/36	6 month BP	3.500	6,401	1,209
	$810	(a)	06/18/44	3.750	3 month LIBOR	2,921	23,584
GBP	650	(a)	06/18/44	6 month BP	3.500	(33,498)	(7,843)
	TOTAL					$(700,240)	$243,834

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	Tranches of Commercial Mortgage Backed Index AAA Series 4	$300	0.350%	02/17/51	0.701%	$(10,564)	$7,397
Citibank NA	Tranches of Commercial Mortgage Backed Index AAA Series 4	400	0.350	02/17/51	0.701	(9,849)	5,626
TOTAL						$(20,413)	$13,023

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Enhanced Income	$41,500,000	$41,500,092	$42,486,585
Government Income	27,200,000	27,200,060	27,846,629
High Quality Floating Rate	54,900,000	54,900,122	56,205,145
Inflation Protected Securities	7,100,000	7,100,016	7,268,789
Limited Maturity Obligations	3,300,000	3,300,007	3,378,451
Short Duration Government	137,300,000	137,300,305	140,564,052
Short Duration Income	3,900,000	3,900,009	3,992,715

REPURCHASE AGREEMENTS — At March 31, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
BNP Paribas Securities Co.	0.080%	$10,345,008	$6,780,343	$13,685,324	$1,769,870	$822,615	$34,225,775	$972,182
Citigroup Global Markets, Inc.	0.090	4,346,642	2,848,883	5,750,136	743,642	345,637	14,380,577	408,480
Merrill Lynch & Co., Inc.	0.080	9,421,781	6,175,240	12,463,995	1,611,919	749,202	31,171,339	885,420
TD Securities (USA) LLC	0.070	6,085,299	3,988,437	8,050,191	1,041,099	483,891	20,132,808	571,871
TD Securities (USA) LLC	0.080	6,085,299	3,988,437	8,050,191	1,041,099	483,891	20,132,808	571,871
Wells Fargo Securities LLC	0.080	5,215,971	3,418,660	6,900,163	892,371	414,764	17,256,693	490,176
TOTAL		$41,500,000	$27,200,000	$54,900,000	$7,100,000	$3,300,000	$137,300,000	$3,900,000

At March 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.161% to 2.400%	02/06/15 to 02/03/20
Federal Home Loan Banks	0.140 to 5.375	02/18/15 to 05/18/16
Federal Home Loan Mortgage Corp.	0.500 to 6.000	04/17/15 to 03/01/44
Federal National Mortgage Association	0.500 to 7.000	07/02/15 to 08/01/47
Government National Mortgage Association	3.000 to 5.000	04/15/18 to 03/20/44
Tennessee Valley Authority	5.250	09/15/39
U.S. Treasury Note	0.250	01/15/15

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2014

Enhanced Income Fund
Assets:
Investments, at value (cost $506,312,375, $556,033,421, $367,166,518, $142,576,411, $5,779,444, $1,294,815,664 and $162,508,130)	$507,324,701
Repurchase agreement, at value which equals cost	41,500,000
Cash	54,871
Foreign currencies, at value (cost $74,603 for Short Duration Income Fund)	—
Receivables:
Fund shares sold	10,662,974
Interest	1,234,572
Investments sold	—
Investments sold on an extended-settlement basis	—
Unrealized gain on forward foreign currency exchange contracts	—
Unrealized gain on swap contracts	—
Reimbursement from investment adviser	—
Collateral on certain derivative contracts(a)(b)	—
Variation margin on certain derivative contracts	—
Deferred offering costs	—
Other assets	4,827
Total assets	560,781,945

Liabilities:
Due to custodian	—
Payables:
Fund shares redeemed	601,245
Variation margin on certain derivative contracts	44,125
Amounts owed to affiliates	173,807
Income distribution	11,849
Investments purchased	—
Investments purchased on an extended — settlement basis	—
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $0, $0, $3,880,000, $0, $0, $37,221,875 and $970,000, respectively)	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Payable for organization costs	—
Due to broker — upfront payment	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	121,845
Total liabilities	952,871

Net Assets:
Paid-in capital	576,638,445
Undistributed (distributions in excess of) net investment income	400,050
Accumulated net realized loss	(18,577,596)
Net unrealized gain (loss)	1,368,175
NET ASSETS	$559,829,074
Net Assets:
Class A	$46,289,420
Class B	102,214
Class C	—
Institutional	512,656,336
Administration	197,851
Service	—
Class IR	583,253
Class R	—
Total Net Assets	$559,829,074
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,888,948
Class B	10,811
Class C	—
Institutional	54,198,047
Administration	20,852
Service	—
Class IR	61,697
Class R	—
Net asset value, offering and redemption price per share:(c)
Class A	$9.47
Class B	9.45
Class C	—
Institutional	9.46
Administration	9.49
Service	—
Class IR	9.45
Class R	—

(a)	Includes segregated cash of $390,000 for Short Duration Income Fund relating to initial margin requirements on futures transactions.
(b)	Segregated for initial margin on swap transactions of $448,353, $994,789, $189,287, $5,673,360 and $765,343 for the Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Fund is $9.61, $15.24, $8.89, $10.69, $10.32 and $10.32, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$559,905,935	$368,102,211	$142,554,597	$5,778,546	$1,301,023,090	$163,500,555
27,200,000	54,900,000	7,100,000	4,280,000	137,300,000	3,900,000
—	442,511	9,516	53,491	169,757	159,599
—	—	—	—	—	75,144

528,069	2,376,287	501,700	1,062	7,299,432	7,280,004
1,626,490	417,020	321,092	16,313	4,579,739	1,062,420
6,929	116,626	—	—	48,483	—
35,469,821	3,880,000	—	—	37,221,875	970,000
—	—	—	—	—	217,209
—	—	—	—	—	31,785
51,631	29,353	—	79,116	31,478	45,454
448,353	994,789	189,287	—	5,673,360	1,155,343
15,612	26,303	1,119	—	437,129	31,937
—	—	—	171,209	—	—
10,904	3,538	5,590	—	19,823	3,752
625,263,744	431,288,638	150,682,901	10,379,737	1,493,804,166	178,433,202

477,717	—	—	—	—	—

27,383,793	800,927	3,803,319	—	5,183,684	566,077
91,686	30,969	1,253	—	—	—
335,880	135,199	53,666	1,514	685,478	61,678
174,796	38,528	—	—	131,883	515
—	—	—	126,917	—	398,977
107,374,883	—	—	—	20,010,313	5,900,415
—	1,940,000	390,000	—	4,305,139	780,000
—	3,861,562	—	—	37,060,312	965,391
—	—	—	—	—	101,410
—	—	—	—	—	211,331
—	—	—	12,000	—	—
—	—	—	—	—	10,986
—	—	—	—	—	20,413
242,219	147,864	110,669	238,357	280,101	179,656
136,080,974	6,955,049	4,358,907	378,788	67,656,910	9,196,849

497,119,704	454,352,839	164,274,128	10,001,052	1,422,333,006	168,505,344
1,024,361	(597,202)	(83,567)	795	6,739,727	33,156
(13,286,656)	(30,489,179)	(17,701,477)	—	(9,884,982)	(347,525)
4,325,361	1,067,131	(165,090)	(898)	6,959,505	1,045,378
$489,182,770	$424,333,589	$146,323,994	$10,000,949	$1,426,147,256	$169,236,353

$194,178,981	$43,550,303	$37,940,455	$—	$277,311,985	$2,326,849
4,441,755	—	—	—	—	—
15,201,807	—	10,173,192	—	48,323,545	563,760
197,288,634	378,957,645	91,482,575	9,975,953	1,043,675,581	166,128,940
—	—	—	24,996	—	—
53,171,877	255,435	—	—	38,817,769	—
4,156,902	1,570,206	2,020,596	—	18,018,376	206,388
20,742,814	—	4,707,176	—	—	10,416
$489,182,770	$424,333,589	$146,323,994	$10,000,949	$1,426,147,256	$169,236,353

13,238,902	4,968,673	3,685,998	—	27,260,706	228,883
302,818	—	—	—	—	—
1,036,458	—	990,516	—	4,781,880	55,453
13,471,930	43,233,944	8,832,169	997,607	102,912,215	16,318,752
—	—	—	2,500	—	—
3,634,804	28,997	—	—	3,833,251	—
283,616	179,463	195,845	—	1,769,612	20,281
1,415,949	—	457,107	—	—	1,024

$14.67	$8.76	$10.29	$ —	$10.17	$10.17
14.67	—	—	—	—	—
14.67	—	10.27	—	10.11	10.17
14.64	8.77	10.36	10.00	10.14	10.18
—	—	—	10.00	—	—
14.63	8.81	—	—	10.13	—
14.66	8.75	10.32	—	10.18	10.18
14.65	—	10.30	—	—	10.18

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2014

Enhanced Income Fund
Investment income:
Interest	$4,306,003

Expenses:
Management fees	1,119,524
Transfer Agent fees(b)	225,815
Custody, accounting and administrative services	139,189
Distribution and Service fees(b)	128,933
Professional fees	96,383
Registration fees	93,593
Printing and mailing costs	40,120
Trustee fees	20,611
Shareholder meeting expense	6,628
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Administration share fees	493
Organization costs	—
Other	13,143
Total expenses	1,884,432
Less — expense reductions	(118,596)
Net expenses	1,765,836
NET INVESTMENT INCOME	2,540,167

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	472,636
Futures contracts	(25,490)
Swap contracts	15,300
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	(1,717,437)
Futures contracts	483,756
Swap contracts	(13,923)
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net realized and unrealized gain (loss)	(785,158)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,755,009

(a)	Commenced operations on February 28, 2014.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:
(c)	Effective March 17, 2014, Class B Shares converted to Class A Shares.

	Distribution and Service Fees					Transfer Agent Fees
Fund	Class A	Class B		Class C	Class R	Class A	Class B		Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$127,379	$1,554		$—	$—	$66,237	$202		$—	$158,293	$79	$—	$1,004	$—
Government Income	569,217	61,901		188,489	107,192	295,992	8,047		24,504	128,221	—	24,491	4,055	27,870
High Quality Floating Rate	133,291	—		—	—	69,311	—		—	90,039	—	86	1,885	—
Inflation Protected Services	111,655	—		134,063	15,781	58,061	—		17,428	74,664	—	—	3,092	4,103
Limited Maturity Obligations	—	—		—	—	—	—		—	79	—	—	—	—
Short Duration Government	828,198	1,253	(c)	576,929	—	430,663	163	(c)	75,001	404,898	—	18,262	24,813	—
Short Duration Income	3,728	—		4,799	51	1,938	—		624	45,191	—	—	155	15

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund(a)	Short Duration Government Fund	Short Duration Income Fund

$11,585,101	$2,474,613	$3,683,788	$2,326	$21,692,553	$2,255,397

3,558,942	1,120,314	825,871	1,986	7,097,378	460,311
513,180	161,321	157,348	79	953,800	47,923
273,588	173,359	71,097	8,734	295,017	211,346
926,799	133,291	261,499	—	1,406,380	8,578
104,880	97,500	94,886	28,730	102,953	121,348
111,823	73,738	80,621	487	99,041	65,455
138,551	32,227	36,966	13,000	99,528	24,941
21,110	21,684	21,529	1,844	24,838	21,458
19,247	8,324	7,676	—	27,210	4,110
153,067	540	—	—	114,139	—
153,067	540	—	—	114,139	—
—	—	—	13,353	—	—
—	—	—	5	—	—
—	—	—	12,000	—	—
23,354	12,877	10,712	1,001	57,283	10,028
5,997,608	1,835,715	1,568,205	81,219	10,391,706	975,498
(722,363)	(598,421)	(530,515)	(79,672)	(1,547,550)	(439,113)
5,275,245	1,237,294	1,037,690	1,547	8,844,156	536,385
6,309,856	1,237,319	2,646,098	779	12,848,397	1,719,012

(4,258,226)	(153,131)	(10,726,968)	—	(5,110,428)	155,309
(1,173,201)	59,719	439,588	—	(826,415)	(707,247)
2,841,918	388,047	(167,758)	—	13,973,258	374,705
—	—	—	—	—	(265,697)
—	—	—	—	—	77,205

(9,203,410)	(501,382)	(15,821,849)	(898)	(12,880,145)	701,725
274,358	(8,256)	(72,960)	—	(781,560)	(109,656)
(1,743,034)	(251,151)	(83,664)	—	(3,219,368)	18,909
—	—	—	—	—	48,109
—	(1)	—	—	—	2,152
(13,261,595)	(466,155)	(26,433,611)	(898)	(8,844,658)	295,514
$(6,951,739)	$771,164	$(23,787,513)	$(119)	$4,003,739	$2,014,526

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$2,540,167	$4,536,483
Net realized gain (loss)	462,446	(315,368)
Net change in unrealized gain (loss)	(1,247,604)	622,390
Net increase (decrease) in net assets resulting from operations	1,755,009	4,843,505

Distributions to shareholders:
From net investment income
Class A Shares	(168,540)	(659,516)
Class B Shares	(43)	(241)
Class C Shares	—	—
Institutional Shares	(2,378,333)	(3,841,709)
Service Shares	—	—
Administration Shares	(829)	(8,655)
Class IR Shares	(4,962)	(16,557)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(2,552,707)	(4,526,678)

From share transactions:
Proceeds from sales of shares	523,694,666	416,088,197
Reinvestment of distributions	2,366,563	4,179,680
Cost of shares redeemed	(313,998,234)	(582,106,180)
Net increase (decrease) in net assets resulting from share transactions	212,062,995	(161,838,303)
TOTAL INCREASE (DECREASE)	211,265,297	(161,521,476)

Net assets:
Beginning of year	348,563,777	510,085,253
End of year	$559,829,074	$348,563,777
Undistributed (distributions in excess of) net investment income	$400,050	$554,062

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013

$6,309,856	$5,895,105	$1,237,319	$1,624,079
(2,589,509)	13,751,242	294,635	(237,647)
(10,672,086)	(1,272,660)	(760,790)	185,816
(6,951,739)	18,373,687	771,164	1,572,248

(2,432,980)	(3,951,301)	(118,007)	(252,506)
(21,644)	(39,169)	—	—
(67,299)	(109,397)	—	—
(4,536,913)	(4,251,606)	(1,182,124)	(1,116,989)
(552,910)	(804,219)	(148)	(609)
—	—	—	—
(46,258)	(24,532)	(6,586)	(8,298)
(182,778)	(187,427)	—	—

(583,050)	(11,813,397)	—	—
(15,972)	(346,922)	—	—
(46,301)	(1,035,988)	—	—
(906,210)	(11,748,028)	—	—
(157,122)	(2,869,795)	—	—
(10,605)	(56,494)	—	—
(61,071)	(805,220)	—–	—
(9,621,113)	(38,043,495)	(1,306,865)	(1,378,402)

205,256,305	376,886,051	424,591,357	171,490,042
7,606,248	31,562,575	1,083,551	1,094,509
(476,713,301)	(412,964,050)	(207,553,611)	(265,924,081)
(263,850,748)	(4,515,424)	218,121,297	(93,339,530)
(280,423,600)	(24,185,232)	217,585,596	(93,145,684)

769,606,370	793,791,602	206,747,993	299,893,677
$489,182,770	$769,606,370	$424,333,589	$206,747,993
$1,024,361	$834,977	$(597,202)	$(785,071)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$2,646,098	$1,387,246
Net realized gain (loss)	(10,455,138)	10,995,745
Net change in unrealized gain (loss)	(15,978,473)	3,960,268
Net increase (decrease) in net assets resulting from operations	(23,787,513)	16,343,259

Distributions to shareholders:
From net investment income
Class A Shares	(137,956)	(1,617,545)
Class B Shares	—	—
Class C Shares	(21,442)	(145,809)
Institutional Shares	(752,866)	(3,148,523)
Service Shares	—	—
Class IR Shares	(8,598)	(56,321)
Class R Shares	(4,463)	(20,195)
From net realized gains
Class A Shares	(536,321)	(3,281,231)
Class B Shares	—	—
Class C Shares	(184,901)	(685,234)
Institutional Shares	(2,494,656)	(5,870,916)
Service Shares	—	—
Class IR Shares	(32,509)	(127,500)
Class R Shares	(52,391)	(58,032)
Return of capital
Class A Shares	(101,572)	—
Class B Shares	—	—
Class C Shares	(15,787)	—
Institutional Shares	(554,306)	—
Service Shares	—	—
Class IR Shares	(6,330)	—
Class R Shares	(3,286)	—
Total distributions to shareholders	(4,907,384)	(15,011,306)

From share transactions:
Proceeds from sales of shares	108,459,245	226,327,931
Reinvestment of distributions	4,410,842	13,178,995
Cost of shares redeemed	(312,574,656)	(174,440,829)
Net increase (decrease) in net assets resulting from share transactions	(199,704,569)	65,066,097
TOTAL INCREASE (DECREASE)	(228,399,466)	66,398,050

Net assets:
Beginning of period	374,723,460	308,325,410
End of period	$146,323,994	$374,723,460
Undistributed (distributions in excess of) net investment income	$(83,567)	$(1,872,755)

(a)	Commenced operations on February 28, 2014.
(b)	Effective March 17, 2014, Class B Shares converted to Class A Shares.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Limited Maturity Obligations Fund	Short Duration Government Fund			Short Duration Income Fund
For the Period Ended March 31, 2014(a)	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013

$779	$12,848,397		$12,148,893	$1,719,012	$571,721
—	8,036,415		(10,477,414)	(365,725)	507,148
(898)	(16,881,073)		9,417,350	661,239	402,677
(119)	4,003,739		11,088,829	2,014,526	1,481,546

—	(2,590,556)		(3,867,009)	(18,439)	(152,273)
—	(247	)(b)	(357)	—	—
—	(219,113)		(174,310)	(4,050)	(1,385)
—	(11,401,938)		(10,833,666)	(1,786,392)	(514,472)
—	(281,585)		(262,787)	—	—
—	(197,559)		(248,203)	(1,831)	(1,135)
—	—		—	(100)	(96)

—	—		(1,928,105)	(810)	(53,555)
—	—		(1,145)	—	—
—	—		(242,333)	(256)	(1,092)
—	—		(3,462,046)	(61,468)	(142,628)
—	—		(179,480)	—	—
—	—		(89,724)	(57)	(489)
—	—		—	(5)	(32)

—	—		—	—	—
—	—		—	—	—
—	—		—	—	—
—	—		—	—	—
—	—		—	—	—
—	—		—	—	—
—	—		—	—	—
—	(14,690,998)		(21,289,165)	(1,873,408)	(867,157)

10,001,093	696,980,979		838,467,480	176,294,003	106,824,219
—	13,265,520		19,223,598	1,871,870	858,669
(25)	(1,026,096,373)		(1,369,737,883)	(88,973,271)	(41,294,010)
10,001,068	(315,849,874)		(512,046,805)	89,192,602	66,388,878
10,000,949	(326,537,133)		(522,247,141)	89,333,720	67,003,267

—	1,752,684,389		2,274,931,530	79,902,633	12,899,366
$10,000,949	$1,426,147,256		$1,752,684,389	$169,236,353	$79,902,633
$795	$6,739,727		$5,752,634	$33,156	$227,253

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$9.49	$0.03		$(0.02)	$0.01	$(0.03)
2014 - B	9.48	—	(d)	(0.03)	(0.03)	— (d)
2014 - Institutional	9.48	0.06		(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04		(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06		(0.04)	0.02	(0.05)
2013 - A	9.49	0.07		— (d)	0.07	(0.07)
2013 - B	9.47	0.01		0.01	0.02	(0.01)
2013 - Institutional	9.47	0.10		0.01	0.11	(0.10)
2013 - Administration	9.51	0.08		(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09		0.01	0.10	(0.09)
2012 - A	9.60	0.09		(0.11)	(0.02)	(0.09)
2012 - B	9.58	0.02		(0.11)	(0.09)	(0.02)
2012 - Institutional	9.59	0.12		(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10		(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11		(0.10)	0.01	(0.12)
2011 - A	9.67	0.10		(0.07)	0.03	(0.10)
2011 - B	9.66	0.03		(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13		(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11		(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09		(0.04)	0.05	(0.09)
2010 - A	9.51	0.12		0.19	0.31	(0.15)
2010 - B	9.50	0.07		0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16		0.18	0.34	(0.18)
2010 - Administration	9.53	0.14		0.18	0.32	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.47	0.10%	$46,289	0.69%		0.73%		0.33%		40%
9.45	(0.29)	102	1.03		1.48		0.03		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	0.17	200	1.32		1.45		0.08		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	(0.93)	476	1.39		1.44		0.19		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71
9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$15.00	$0.12	$(0.25)	$(0.13)	$(0.16)	$(0.04)	$(0.20)
2014 - B	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - B	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - B	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)
2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$14.67	(0.83)%	$194,179	0.92%	1.02%	0.83%	655%
14.67	(1.53)	4,442	1.62	1.78	0.11	655
14.67	(1.53)	15,202	1.62	1.78	0.12	655
14.64	(0.50)	197,289	0.58	0.69	1.19	655
14.63	(1.00)	53,172	1.08	1.18	0.66	655
14.66	(0.58)	4,157	0.67	0.78	1.25	655
14.65	(1.08)	20,743	1.17	1.28	0.62	655
15.00	2.26	285,955	0.91	1.00	0.69	943
15.00	1.50	8,180	1.66	1.75	(0.05)	943
15.00	1.50	25,655	1.66	1.75	(0.06)	943
14.97	2.61	346,782	0.57	0.66	0.97	943
14.96	2.07	79,620	1.07	1.16	0.51	943
14.99	2.51	1,509	0.67	0.75	0.93	943
14.98	2.00	21,907	1.16	1.25	0.41	943
15.37	6.32	396,439	0.92	1.00	1.14	763
15.37	5.53	12,109	1.67	1.75	0.39	763
15.37	5.53	32,148	1.67	1.75	0.38	763
15.34	6.69	241,382	0.58	0.66	1.48	763
15.33	6.17	89,677	1.08	1.16	0.97	763
15.36	6.59	1,669	0.67	0.75	1.35	763
15.35	6.07	20,368	1.17	1.25	0.87	763
14.95	3.63	442,915	0.92	0.99	1.53	545
14.95	2.86	17,358	1.67	1.74	0.79	545
14.95	2.86	33,279	1.67	1.74	0.78	545
14.92	3.92	266,217	0.58	0.65	1.86	545
14.91	3.40	98,072	1.08	1.15	1.36	545
14.94	3.89	663	0.67	0.74	1.74	545
14.93	3.31	13,913	1.17	1.24	1.24	545
15.18	4.48	513,457	0.92	1.00	2.74	366
15.18	3.70	29,438	1.67	1.75	2.02	366
15.18	3.68	39,255	1.67	1.75	1.99	366
15.16	4.84	253,997	0.58	0.66	3.06	366
15.15	4.32	100,242	1.08	1.16	2.56	366
15.18	4.67	239	0.67	0.75	2.68	366
15.17	4.22	5,106	1.17	1.25	2.21	366

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distribution to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$8.78	$0.02		$(0.02)	$—	$(0.02)
2014 - Institutional	8.78	0.04		— (d)	0.04	(0.05)
2014 - Service	8.83	—	(d)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (d)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (d)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)
2012 - A	8.81	0.05		(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08		(0.08)	—	(0.05)
2012 - Service	8.86	0.04		(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07		(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06		(0.06)	—	(0.05	)(e)
2011 - Institutional	8.86	0.09		(0.05)	0.04	(0.08	)(e)
2011 - Service	8.90	0.04		(0.04)	—	(0.04	)(e)
2011 - IR	8.85	0.08		(0.05)	0.03	(0.07	)(e)
2010 - A	8.77	0.10		0.16	0.26	(0.17	)(e)
2010 - Institutional	8.77	0.13		0.16	0.29	(0.20	)(e)
2010 - Service	8.81	0.11		0.13	0.24	(0.15	)(e)
2010 - IR	8.76	0.10		0.18	0.28	(0.19	)(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Includes a return of capital amounting to less than $0.005 per share.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$8.76	(0.01)%	$43,550	0.72%	0.95%	0.20%	130%
8.77	0.45	378,958	0.38	0.59	0.50	130
8.81	(0.14)	255	0.85	1.10	0.05	130
8.75	0.24	1,570	0.47	0.69	0.43	130
8.78	0.44	47,438	0.74	0.96	0.44	286
8.78	0.78	158,132	0.40	0.62	0.79	286
8.83	0.41	160	0.89	1.12	0.38	286
8.77	0.69	1,018	0.49	0.71	0.63	286
8.77	(0.21)	85,905	0.75	0.90	0.53	178
8.77	0.01	212,611	0.41	0.56	0.87	178
8.81	(0.44)	448	0.86	1.06	0.41	178
8.76	(0.08)	930	0.50	0.65	0.79	178
8.81	0.00	118,804	0.82	0.87	0.65	175
8.82	0.45	293,924	0.48	0.53	1.00	175
8.86	(0.05)	924	0.98	1.03	0.49	175
8.81	0.36	1,151	0.57	0.62	0.93	175
8.86	2.96	303,400	0.83	0.87	1.14	111
8.86	3.31	487,133	0.49	0.53	1.45	111
8.90	2.78	2,702	0.99	1.03	1.29	111
8.85	3.22	451	0.58	0.62	1.19	111

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEAR ENDED MARCH 31,
2014 - A	$11.24	$0.09		$(0.83)	$(0.74)	$(0.02)	$(0.16)	$(0.03)	$(0.21)
2014 - C	11.28	—	(d)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13		(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11		(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01		(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04		0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)		0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06		0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03		0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	—	(d)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19		1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13		1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23		1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02		1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18		1.09	1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19		0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11		0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22		0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22		0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17		0.61	0.78	(0.14)	(0.57)	—	(0.71)
2010 - A	10.51	0.31		0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21		0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33		0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23		0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20		0.37	0.57	(0.19)	—	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$10.29	(6.60)%	$37,940	0.63%	0.84%	0.88%	262%
10.27	(7.29)	10,173	1.38	1.59	(0.01)	262
10.36	(6.22)	91,483	0.29	0.50	1.19	262
10.32	(6.35)	2,021	0.38	0.59	1.03	262
10.30	(6.82)	4,707	0.88	1.10	0.10	262
11.24	5.37	73,665	0.62	0.81	0.39	230
11.28	4.57	19,203	1.38	1.56	(0.29)	230
11.28	5.71	276,216	0.28	0.46	0.53	230
11.25	5.63	3,617	0.37	0.55	0.24	230
11.27	5.10	2,023	0.87	1.05	0.02	230
11.16	11.99	123,135	0.63	0.83	1.63	194
11.20	11.24	24,312	1.28	1.58	1.17	194
11.20	12.34	159,075	0.29	0.49	2.05	194
11.17	12.16	393	0.38	0.58	0.21	194
11.19	11.70	1,411	0.88	1.08	1.61	194
10.95	7.53	79,215	0.67	0.83	1.71	211
10.99	6.72	22,111	1.42	1.58	0.96	211
10.99	7.88	108,491	0.33	0.49	1.99	211
10.97	7.80	116	0.42	0.58	1.93	211
10.98	7.36	1,145	0.92	1.08	1.50	211
10.89	5.76	83,263	0.67	0.91	2.88	82
10.93	5.05	21,962	1.42	1.66	1.91	82
10.93	6.20	133,980	0.33	0.57	3.05	82
10.91	6.01	125	0.42	0.66	2.15	82
10.91	5.49	361	0.92	1.16	1.86	82

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain(b)	Total from investment operations
FOR THE PERIOD ENDED MARCH 31,
2014 - Institutional (Commenced on February 28, 2014)	$10.00	$—	$—	$—
2014 - Administration (Commenced on February 28, 2014)	10.00	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income (loss) to average net assets(d)	Portfolio turnover rate(e)

$10.00	—%	$9,976	0.19%	4.30%	0.10%	—%
10.00	—	25	0.44	4.55	(0.15)	—

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.24	$0.07	$(0.06)	$0.01	$(0.08)	$—	$(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (d)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07	— (d)	0.07	(0.09)	(0.03)	(0.12)
2012 - A	10.23	0.05	0.06	0.11	(0.04)	— (d)	(0.04)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	— (d)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	— (d)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	— (d)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	— (d)	(0.07)
2011 - A	10.37	0.06	0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)
2010 - A	10.36	0.16	0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - C	10.30	0.08	0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19	0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14	0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16	0.21	0.37	(0.19)	(0.17)	(0.36)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$10.17	0.10%	$277,312	0.82%	0.91%	0.65%	211%
10.11	(0.20)	48,324	1.22	1.66	0.26	211
10.14	0.44	1,043,676	0.48	0.57	1.00	211
10.13	(0.06)	38,818	0.98	1.07	0.49	211
10.18	0.35	18,018	0.57	0.66	0.91	211
10.24	0.32	471,348	0.81	0.89	0.42	640
10.17	(0.06)	69,496	1.19	1.64	0.05	640
10.21	0.66	1,133,613	0.47	0.55	0.77	640
10.20	0.26	53,464	0.97	1.05	0.27	640
10.25	0.67	24,501	0.56	0.64	0.68	640
10.30	1.10	808,034	0.79	0.87	0.53	359
10.23	0.65	95,446	1.15	1.62	0.18	359
10.27	1.45	1,265,479	0.45	0.53	0.87	359
10.25	0.85	69,463	0.95	1.03	0.39	359
10.30	1.25	36,019	0.54	0.62	0.77	359
10.23	1.11	1,013,335	0.82	0.87	0.61	312
10.17	0.74	126,533	1.31	1.62	0.12	312
10.20	1.56	1,512,908	0.48	0.53	0.95	312
10.19	1.05	128,073	0.98	1.03	0.45	312
10.24	1.46	9,395	0.57	0.62	0.85	312
10.37	3.38	1,503,139	0.84	0.88	1.53	175
10.30	2.53	179,424	1.59	1.63	0.80	175
10.33	3.64	1,921,023	0.50	0.54	1.84	175
10.32	3.23	190,628	1.00	1.04	1.31	175
10.37	3.64	3,366	0.59	0.63	1.54	175

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.17	$0.12		$0.01	$0.13	$(0.13)	$—	(d)	$(0.13)
2014 - C	10.17	0.08		0.01	0.09	(0.09)	—	(d)	(0.09)
2014 - Institutional	10.18	0.15		0.01	0.16	(0.16)	—	(d)	(0.16)
2014 - IR	10.18	0.15		— (e)	0.15	(0.15)	—	(d)	(0.15)
2014 - R	10.18	0.09		0.01	0.10	(0.10)	—	(d)	(0.10)
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)		(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—		(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(d)	(0.03)	(0.03)	— (d)	—		— (d)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(d)	(0.02)	(0.02)	(0.01)	—		(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.17	1.28%	$2,327	0.80%		1.19%		1.16%		157%
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(e)	6.26	(e)	0.79	(e)	29
9.97	(0.28)	10	1.19	(e)	7.01	(e)	0.38	(e)	29
9.97	(0.21)	11,122	0.45	(e)	5.92	(e)	1.11	(e)	29
9.97	(0.22)	10	0.54	(e)	6.01	(e)	0.97	(e)	29
9.97	(0.25)	10	1.04	(e)	6.51	(e)	0.50	(e)	29

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, B, Institutional, Administration and IR	Diversified
Government Income	A, B, C, Institutional, Service, IR and R	Diversified
High Quality Floating Rate	A, Institutional, Service and IR	Diversified
Inflation Protected Securities	A, C, Institutional, IR and R	Diversified
Limited Maturity Obligations (Commenced February 28, 2014)	Institutional and Administration	Diversified
Short Duration Government	A, C, Institutional, Service and IR	Diversified
Short Duration Income	A, C, Institutional, IR and R	Diversified

Class B Shares are generally no longer available for purchase by current or prospective investors. Effective March 17, 2014, Class B Shares of Short Duration Government Fund converted to Class A Shares.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Limited Maturity Obligations Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Limited Maturity Obligations Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds’ do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

At March 31, 2014, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Total gross amount presented in Statements of Assets and Liabilities	$41,500,000	$27,200,000	$54,900,000	$7,100,000	$4,280,000	$137,300,000	$3,900,000
Non-cash Collateral offsetting(1)	(41,500,000)	(27,200,000)	(54,900,000)	(7,100,000)	(4,280,000)	(137,300,000)	(3,900,000)
Net Amount(2)	$—	$—	$—	$—	$—	$—	$—

(1)	At March 31, 2014 the value of the collateral received from each seller exceeded the value of the related repurchase agreement.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2014:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$255,314,004	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	145,438,623	4,106,980	—
Asset-Backed Securities	—	72,814,529	—
Foreign Debt Obligations	—	5,187,970	—
Government Guarantee Obligations	—	24,462,595	—
Short-term Investments	—	41,500,000	—
Total	$145,438,623	$403,386,078	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ENHANCED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Futures Contracts	$355,849	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$254,085,702	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	219,416,164	56,878,604	—
Asset-Backed Securities	—	19,141,120	—
Municipal Debt Obligation	—	2,547,980	—
Government Guarantee Obligations	—	7,680,381	—
Short-term Investments	—	27,200,000	—
Total	$219,416,164	$367,533,787	$—

Derivative Type
Assets
Options Purchased	$—	$155,984	$—
Futures Contracts(a)	726,613	—	—
Interest Rate Swap Contracts(a)	—	256,566	—
Total	$726,613	$412,550	$—
Liabilities(a)
Futures Contracts	$(213,441)	$—	$—
Interest Rate Swap Contracts	—	(316,891)	—
Total	$(213,441)	$(316,891)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$785,600	$—
Mortgage-Backed Obligations	—	136,509,000	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	16,234,568	59,998,360	—
Asset-Backed Securities	—	128,320,334	2,350,000
Government Guarantee Obligations	—	21,829,469	—
Short-term Investments	—	54,900,000	—
Total	$16,234,568	$402,342,763	$2,350,000

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,861,562)	$—

Derivative Type
Assets
Options Purchased	$—	$2,074,880	$—
Futures Contracts(a)	169,292	—	—
Interest Rate Swap Contracts(a)	—	332,205	—
Total	$169,292	$2,407,085	$—
Liabilities(a)
Futures Contracts	$(219,399)	$—	$—
Interest Rate Swap Contracts	—	(169,097)	—
Total	$(219,399)	$(169,097)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$142,186,812	$—	$—
Short-term Investments	—	7,100,000	—
Total	$142,186,812	$7,100,000	$—

Derivative Type
Assets
Options Purchased	$—	$367,785	$—
Futures Contracts(a)	129,176	—	—
Interest Rate Swap Contracts(a)	—	212,279	—
Total	$129,176	$580,064	$—
Liabilities(a)
Futures Contracts	$(259,442)	$—	$—
Interest Rate Swap Contracts	—	(225,289)	—
Total	$(259,442)	$(225,289)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOLDMAN SACHS LIMITED MATURITY OBLIGATION

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$1,205,394	$—
Municipal Debt Obligations	—	2,174,494	—
Short-term Investments	—	6,678,658	—
Total	$—	$10,058,546	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$663,042,223	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	193,799,013	421,049,012	—
Government Guarantee Obligation	—	19,190,548	—
Short-term Investments	—	137,300,000	—
Total	$193,799,013	$1,240,581,783	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(37,060,312)	$—

Derivative Type
Assets
Options Purchased	$—	$3,942,294	$—
Futures Contracts(a)	1,293,383	—	—
Interest Rate Swap Contracts(a)	—	2,654,123	—
Total	$1,293,383	$6,596,417	$—
Liabilities(a)
Futures Contracts	$(1,915,474)	$—	$—
Interest Rate Swap Contracts	—	(1,441,516)	—
Total	$(1,915,474)	$(1,441,516)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$81,229,236	$—
Mortgage-Backed Obligations	—	31,542,394	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	12,394,255	1,322,268	—
Asset-Backed Securities	—	27,267,254	950,000
Foreign Debt Obligations	74,697	1,231,307	—
Municipal Debt Obligations	—	6,716,303	—
Short-term Investments	—	3,900,000	—
Total	$12,468,952	$153,208,762	$950,000
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(965,391)	$—

Derivative Type
Assets
Options Purchased	$—	$772,841	$—
Forward Foreign Currency Exchange Contracts(a)	—	217,209	—
Futures Contracts(a)	231,257	—	—
Interest Rate Swap Contracts(a)	—	483,708	—
Credit Default Swap Contracts(a)	—	13,023	—
Total	$231,257	$1,486,781	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(211,331)	$—
Futures Contracts	(364,201)	—	—
Interest Rate Swap Contracts	—	(322,522)	—
Total	$(364,201)	$(533,853)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$355,849	(a)	—	$—

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$1,139,163	(a)	Variation margin on certain derivative contracts	$(530,332)	(a)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$2,576,377	(a)	Variation margin on certain derivative contracts	$(388,496)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$709,240	(a)	Variation margin on certain derivative contracts	$(484,731)	(a)

Short Duration Government Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$7,889,800	(a)	Variation margin on certain derivative contracts	$(3,356,990)	(a)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$1,487,806	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(686,723)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	13,023		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	217,209		Payable for unrealized loss on forward foreign currency exchange contracts	(211,331)
Total		$1,718,038			$(898,054)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

(b)	Aggregate of amount include $101,410 for Short Duration Income Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise its “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(25,490)	$483,756	538
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	15,300	(13,923)	1
Total		$(10,190)	$469,833	539

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$2,298,340	$(1,331,943)	1,635

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$522,720	$(218,919)	299

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$357,385	$(94,712)	468

Short Duration Government Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$14,092,526	$(3,325,599)	6,187

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(636,576)	$(9,828)	464
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	167,660	(70,662)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(265,697)	$48,109	375
Total		$(734,613)	$(32,381)	846

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2014:

Government Income Fund
	Derivative Assets(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased
Bank of America NA	$155,984	$155,984	$—	$155,984

High Quality Floating Rate Fund
	Derivative Assets(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased
Bank of America NA	$464,181	$464,181	$(310,000)	$154,181
Citibank NA	164,776	164,776	(164,776)	—
Deutsche Bank Securities, Inc.	567,781	567,781	(567,781)	—
JPMorgan Chase Bank NA	85,685	85,685	(85,685)	—
Morgan Stanley Capital Services, Inc.	792,457	792,457	(600,000)	192,457
Total	$2,074,880	$2,074,880	$(1,728,242)	$346,638

Inflation Protected Securities Fund
	Derivative Assets(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased
Bank of America NA	$184,345	$184,345	$—	$184,345
Citibank NA	93,895	93,895	(93,895)	—
Deutsche Bank Securities, Inc.	37,522	37,522	(37,522)	—
JPMorgan Chase Bank NA	52,023	52,023	(52,023)	—
Total	$367,785	$367,785	$(183,440)	$184,785

Short Duration Government Fund
	Derivative Assets(1)	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased
Bank of America NA	$690,176	$690,176	$(690,176)	$—
Citibank Securities, Inc.	1,085,374	1,085,374	(1,085,374)	—
Deutsche Bank Securities, Inc.	1,026,256	1,026,256	(860,000)	166,256
JPMorgan Chase Bank NA	1,140,488	1,140,488	(1,140,488)	—
Total	$3,942,294	$3,942,294	$(3,776,038)	$166,256

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$7,397	$—	$7,397	$(17,198)	$—	$(17,198)	$(9,801)	$—	$(9,801)
Barclays Bank PLC	—	14,032	23,766	37,798	(6,122)	(14,504)	(20,626)	17,172	—	17,172
BNP Paribas S.A.	—	—	12,599	12,599	—	(4,035)	(4,035)	8,564	—	8,564
Citibank NA	—	5,626	6,632	12,258	(20,612)	(27,306)	(47,918)	(35,660)	—	(35,660)
Credit Suisse International (London)	—	—	37,763	37,763	—	(46,618)	(46,618)	(8,855)	—	(8,855)
Deutsche Bank AG (London)	—	—	32,884	32,884	—	(46,707)	(46,707)	(13,823)	—	(13,823)
Deutsche Bank Securities, Inc.	578,338	4,730	—	583,068	(24,318)	—	(24,318)	558,750	(540,000)	18,750
HSBC Bank PLC	—	—	8,529	8,529	—	(15,200)	(15,200)	(6,671)	—	(6,671)
JPMorgan Chase Bank NA	194,503	—	16,919	211,422	—	(3,375)	(3,375)	208,047	—	208,047
JPMorgan Securities, Inc.	—	—	—	—	(33,160)	—	(33,160)	(33,160)	—	(33,160)
Morgan Stanley & Co. International PLC	—	—	14,014	14,014	—	(16,259)	(16,259)	(2,245)	—	(2,245)
Royal Bank of Canada	—	—	17,093	17,093	—	(11,384)	(11,384)	5,709	—	5,709
State Street Bank and Trust	—	—	22,796	22,796	—	(12,754)	(12,754)	10,042	—	10,042
Westpac Banking Corp.	—	—	24,214	24,214	—	(13,189)	(13,189)	11,025	—	11,025
Total	$772,841	$31,785	$217,209	$1,021,835	$(101,410)	$(211,331)	$(312,741)	$709,094	$(540,000)	$169,094

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	(1)
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	(1)
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.20	(1)
Limited Maturity Obligations	0.25	0.25	0.25	0.25	0.25	0.25	0.18	(2)
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.48	0.43	(3)
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

(1)	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 29, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Fund through at least February 28, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(3)	GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% as an annual percentage rate of the Fund’s average daily net assets. This management fee is temporary and may be modified at any time at the option of GSAM, without shareholder approval.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B Shares in an amount equal to a minimum of 0.15% as an annual percentage rate of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2014, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended March 31, 2014, Goldman Sachs waived a portion of the distribution and service fees equal to 0.41% of the average daily net assets attributable to Class B Shares of the Enhanced Income Fund, 0.05% and 0.04% of the average daily net assets attributable to the Class B and Class C Shares of the Government Income Fund, 0.16% and 0.35% of the average daily

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

net assets attributable to the Class B and Class C Shares of the Short Duration Government Fund and 0.35% of the average daily net assets attributable to the Class C Shares of the Short Duration Income Fund.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Enhanced Income	$184	$—	N/A
Government Income	2,866	—	—
High Quality Floating Rate	1,456	N/A	N/A
Inflation Protected Securities	3,747	N/A	—
Limited Maturity Obligations	N/A	N/A	N/A
Short Duration Government	5,751	—	20
Short Duration Income	148	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. In addition, the Trust on behalf of each Fund that offers Administrative Shares, has adopted an Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares. The Administration Plan provides compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Administration Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Administration and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agent fee in order to achieve an effective transfer agency fee rate of 0.01% of the average daily net assets of the Institutional and Administration Shares of the Limited Maturity Obligations Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Limited Maturity Obligations, Short Duration Government and Short Duration Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.004% and 0.014% respectively. These Other Expense limitations will remain in place through at least July 29, 2014 (February 28, 2015 for the Limited Maturity Obligations Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fees	Class A Distribution and Service Fees	Class B Distribution and Service Fees	Class C Distribution and Service Fees	Service Class Fees	Other Expense Reimbursements	Total Expense Reimbursements
Enhanced Income	$—	$1,510	$644	N/A	N/A	$116,442	$118,596
Government Income	65,906	—	2,839	$8,436	$—	645,182	722,363
High Quality Floating Rate	252,071	449	NA	NA	62	345,839	598,421
Inflation Protected Securities	325,343	—	NA	—	NA	205,172	530,515
Limited Maturity Obligations	556	NA	NA	NA	—	79,116	79,672
Short Duration Government	733,042	—	209	202,068	—	612,231	1,547,550
Short Duration Income	—	—	NA	1,680	NA	437,433	439,113

As of March 31, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Enhanced Income	$141,224	$10,244	$22,339	$173,807
Government Income	232,783	67,205	35,892	335,880
High Quality Floating Rate	108,535	9,194	17,470	135,199
Inflation Protected Securities	25,667	18,691	9,308	53,666
Limited Maturity Obligations	1,430	5	79	1,514
Short Duration Government	524,488	86,236	74,754	685,478
Short Duration Income	55,100	830	5,748	61,678

G.  Line of Credit Facility — As of March 31, 2014, the Funds, with the exception of Limited Maturity Obligations Fund, participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2014, the Funds did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014, and the Limited Maturity Obligations Fund will begin participating in the facility as of this date.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2014, Goldman Sachs earned approximately $8,774, $50,148, $12,820, $18,705, $141,940 and $12,622 in brokerage commissions from portfolio transactions, including futures

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

As of March 31, 2014, the Profit Sharing Master Trust was the beneficial owner of 7% of the total outstanding shares of the Institutional Class shares of the Short Duration Government Fund.

As of March 31, 2014, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Class B, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class B	Institutional	Administration	Class IR	Class R
Enhanced Income	10%	—%	—%	—%	—%
Limited Maturity Obligations	—	100	100	—	—
Short Duration Income	—	—	—	5	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$120,097,299	$177,988,467	$12,959,954	$134,543,036
Government Income	4,474,533,020	44,256,375	4,685,350,366	24,151,997
High Quality Floating Rate	340,127,235	138,454,301	250,974,864	44,364,060
Inflation Protected Securities	649,125,538	1,237,742	851,454,942	937,977
Limited Maturity Obligations	—	2,484,286	—	—
Short Duration Government	3,011,472,146	32,074,404	3,502,161,050	69,581,098
Short Duration Income	160,705,434	97,098,854	128,182,404	41,385,241

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Distributions paid from:
Ordinary income	$2,552,707	$7,842,914	$1,306,865	$4,011,432	$—	$14,690,998	$1,852,986
Net long-term capital gains	—	1,778,199	—	214,671	—	—	20,422
Total taxable distributions	$2,552,707	$9,621,113	$1,036,865	$4,226,103	$—	$14,690,998	$1,873,408
Tax return of capital	$—	$—	$—	$681,281	$—	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Distributions paid from:
Ordinary income	$4,526,678	$29,492,424	$1,378,402	$14,670,748	$20,670,773	$863,448
Net long-term capital gains	—	8,551,071	—	340,558	618,392	3,709
Total taxable distributions	$4,526,678	$38,043,495	$1,378,402	$15,011,306	$21,289,165	$867,157

As of March 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Undistributed ordinary income — net	$452,595	$419,462	$48,874	$—	$795	$462,018	$64,293
Undistributed longer-term capital gains	—	—	—	—	—	—	—
Capital loss carryforwards
Expiring 2015	$(987,433)	$—	$(4,261,952)	$—	$—	$—	$—
Expiring 2016	(2,472,185)	—	—	—	—	—	—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(2,382,403)	(5,618,043)	—	—	—	(2,346,006)	—
Perpetual Long-Term	(1,542,499)	(6,152,124)	(860,379)	(6,742,978)	—	(4,703,634)	(316,723)
Total capital loss carryforwards	$(18,099,681)	$(11,770,167)	$(29,462,233)	$(6,742,978)	$—	$(7,049,640)	$(316,723)
Timing differences (Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(133,915)	$(1,178,884)	$(1,112,081)	$(7,660,537)	$—	$(3,590,828)	$(189,946)
Unrealized gains (losses) — net	971,630	4,592,655	506,190	(3,546,619)	(898)	13,992,700	1,173,385
Total accumulated earnings (losses) — net	$(16,809,371)	$(7,936,934)	$(30,019,250)	$(17,950,134)	$(103)	$3,814,250	$731,009

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Tax Cost	$547,853,071	$582,452,955	$422,677,566	$153,188,206	$10,059,444	$1,425,918,216	$166,408,128
Gross unrealized gain	1,443,420	7,508,736	1,651,650	736,972	1,094	15,924,145	1,396,100
Gross unrealized loss	(471,790)	(2,855,756)	(1,327,005)	(4,270,581)	(1,992)	(3,519,271)	(403,673)
Net unrealized gains (losses)	$971,630	$4,652,980	$324,645	$(3,533,609)	$(898)	$12,404,874	$992,427
Net unrealized gain on other investments	—	(60,325)	181,545	(13,010)	—	1,587,826	180,958
Net unrealized gains (losses)	$971,630	$4,592,655	$506,190	$(3,546,619)	$(898)	$13,992,700	$1,173,385

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from expired capital loss carryforwards, dividend redesignations, non-deductible expenses, and the differences in tax treatment relating to inflation protected securities, the recognition of income and gains (losses) of certain bonds, swap transactions, paydown gains and losses, foreign currency transactions, consent fees, premium amortization and the accretion of market discount.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Income	$(320,682)	$462,154	$(141,472)
Government Income	—	(1,720,310)	1,720,310
High Quality Floating Rate	(2,842,873)	2,585,458	257,415
Inflation Protected Securities	—	(68,415)	68,415
Limited Maturity Obligations	(16)	—	16
Short Duration Government	—	(2,829,694)	2,829,694
Short Duration Income	—	102,297	(102,297)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,894,243	$46,326,428	6,521,949	$61,935,562
Reinvestment of distributions	16,404	155,323	64,100	608,251
Shares converted from Class B(a)	2,998	28,386	12,405	117,858
Shares redeemed	(5,382,420)	(50,939,041)	(12,851,034)	(121,987,823)
	(468,775)	(4,428,904)	(6,252,580)	(59,326,152)
Class B Shares
Shares sold	—	—	1	8
Reinvestment of distributions	4	39	22	208
Shares converted to Class A(a)	(3,004)	(28,386)	(12,428)	(117,858)
Shares redeemed	(7,343)	(69,365)	(16,741)	(158,633)
	(10,343)	(97,712)	(29,146)	(276,275)
Institutional Shares
Shares sold	50,468,155	477,241,881	37,329,360	353,778,588
Reinvestment of distributions	233,157	2,205,425	374,716	3,551,991
Shares redeemed	(27,712,680)	(262,077,823)	(48,263,963)	(457,406,849)
	22,988,632	217,369,483	(10,559,887)	(100,076,270)
Administration Shares
Shares sold	5,415	51,383	2,348	22,333
Reinvestment of distributions	86	814	281	2,673
Shares redeemed	(7,742)	(73,438)	(156,524)	(1,488,759)
	(2,241)	(21,241)	(153,895)	(1,463,753)
Class IR Shares
Shares sold	7,934	74,974	37,096	351,706
Reinvestment of distributions	525	4,962	1,747	16,557
Shares redeemed	(88,655)	(838,567)	(112,273)	(1,064,116)
	(80,196)	(758,631)	(73,430)	(695,853)
NET INCREASE (DECREASE)	22,427,077	$212,062,995	(17,068,938)	$(161,838,303)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,526,336	$37,189,890	5,015,302	$77,489,526
Reinvestment of distributions	177,461	2,602,378	931,302	14,146,407
Shares converted from Class B(a)	43,709	640,896	56,690	867,542
Shares redeemed	(8,576,221)	(126,188,214)	(12,731,886)	(196,024,543)
	(5,828,715)	(85,755,050)	(6,728,592)	(103,521,068)
Class B Shares
Shares sold	5,065	74,813	53,745	827,766
Reinvestment of distributions	2,195	32,097	21,386	323,724
Shares converted to Class A(a)	(43,709)	(640,896)	(56,690)	(867,542)
Shares redeemed	(206,170)	(3,025,108)	(260,908)	(4,018,871)
	(242,619)	(3,559,094)	(242,467)	(3,734,923)
Class C Shares
Shares sold	156,230	2,297,713	488,310	7,534,250
Reinvestment of distributions	5,702	83,370	57,433	868,542
Shares redeemed	(836,225)	(12,321,276)	(926,941)	(14,238,307)
	(674,293)	(9,940,193)	(381,198)	(5,835,515)
Institutional Shares
Shares sold	10,068,087	147,527,737	16,216,247	249,170,782
Reinvestment of distributions	274,034	4,012,063	808,535	12,251,214
Shares redeemed	(20,033,256)	(293,431,603)	(9,594,977)	(146,609,378)
	(9,691,135)	(141,891,803)	7,429,805	114,812,618
Service Shares
Shares sold	652,854	9,556,456	2,047,613	31,345,142
Reinvestment of distributions	39,502	577,592	191,548	2,899,067
Shares redeemed	(2,380,433)	(34,836,291)	(2,766,367)	(42,471,268)
	(1,688,077)	(24,702,243)	(527,206)	(8,227,059)
Class IR Shares
Shares sold	256,984	3,760,295	99,378	1,550,773
Reinvestment of distributions	3,882	56,820	5,329	81,019
Shares redeemed	(77,909)	(1,143,790)	(112,715)	(1,754,371)
	182,957	2,673,325	(8,008)	(122,579)
Class R Shares
Shares sold	330,004	4,849,401	580,648	8,967,812
Reinvestment of distributions	16,536	241,928	65,536	992,602
Shares redeemed	(393,153)	(5,767,019)	(510,549)	(7,847,312)
	(46,613)	(675,690)	135,635	2,113,102
NET DECREASE	(17,988,495)	$(263,850,748)	(322,031)	$(4,515,424)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,985,815	$34,999,602	3,055,691	$26,767,076
Reinvestment of distributions	12,318	108,057	26,309	230,500
Shares redeemed	(4,431,261)	(38,865,372)	(7,477,913)	(65,598,280)
	(433,128)	(3,757,713)	(4,395,913)	(38,600,704)
Institutional Shares
Shares sold	44,276,816	388,307,061	16,227,150	142,424,709
Reinvestment of distributions	110,479	968,765	97,572	855,115
Shares redeemed	(19,165,085)	(168,047,886)	(22,555,537)	(197,817,129)
	25,222,210	221,227,940	(6,230,815)	(54,537,305)
Service Shares
Shares sold	17,603	155,358	352	3,103
Reinvestment of distributions	16	145	68	597
Shares redeemed	(6,695)	(59,041)	(33,164)	(291,396)
	10,924	96,462	(32,744)	(287,696)
Class IR Shares
Shares sold	128,950	1,129,336	262,173	2,295,154
Reinvestment of distributions	752	6,584	948	8,297
Shares redeemed	(66,389)	(581,312)	(253,180)	(2,217,276)
	63,313	554,608	9,941	86,175
NET INCREASE (DECREASE)	24,863,319	$218,121,297	(10,649,531)	$(93,339,530)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,725,017	$28,360,212	5,494,983	$62,714,454
Reinvestment of distributions	62,076	640,962	409,664	4,694,050
Shares redeemed	(5,652,722)	(60,224,329)	(10,383,922)	(117,891,809)
	(2,865,629)	(31,223,155)	(4,479,275)	(50,483,305)
Class C Shares
Shares sold	107,102	1,140,195	361,494	4,181,470
Reinvestment of distributions	15,752	161,132	54,665	628,133
Shares redeemed	(834,360)	(8,833,941)	(884,764)	(10,123,081)
	(711,506)	(7,532,614)	(468,605)	(5,313,478)
Institutional Shares
Shares sold	6,981,756	73,839,969	13,351,005	152,153,055
Reinvestment of distributions	337,580	3,502,836	660,740	7,595,043
Shares redeemed	(22,965,291)	(239,868,643)	(3,734,541)	(42,769,837)
	(15,645,955)	(162,525,838)	10,277,204	116,978,261
Class IR Shares
Shares sold	97,134	1,018,490	538,397	6,171,062
Reinvestment of distributions	4,458	46,003	16,031	183,792
Shares redeemed	(227,274)	(2,407,642)	(268,097)	(3,081,203)
	(125,682)	(1,343,149)	286,331	3,273,651
Class R Shares
Shares sold	390,550	4,100,379	96,760	1,107,890
Reinvestment of distributions	5,862	59,909	6,791	77,977
Shares redeemed	(118,781)	(1,240,101)	(50,173)	(574,899)
	277,631	2,920,187	53,378	610,968
NET INCREASE (DECREASE)	(19,071,141)	$(199,704,569)	5,669,033	$65,066,097

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Limited Maturity Obligations Fund(a)

	For the Period Ended March 31, 2014

	Shares	Dollars

Institutional Shares
Shares sold	997,609	$9,976,082
Shares redeemed	(2)	(15)
	997,607	9,976,067
Administration Shares
Shares sold	2,501	25,011
Shares redeemed	(1)	(10)
	2,500	25,001
NET INCREASE	1,000,107	$10,001,068

(a)	Commenced operations on February 28, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,832,423	$100,227,635	22,925,195	$235,986,236
Reinvestment of distributions	225,275	2,296,239	522,032	5,363,762
Shares converted from Class B(a)	718	7,314	762	7,845
Shares redeemed	(28,818,164)	(294,007,732)	(55,889,182)	(574,802,959)
	(18,759,748)	(191,476,544)	(32,441,193)	(333,445,116)
Class B Shares(b)
Shares sold	—	—	1,059	10,870
Reinvestment of distributions	24	243	136	1,389
Shares converted to Class A(a)	(721)	(7,314)	(765)	(7,845)
Shares redeemed	(25,422)	(258,313)	(22,141)	(226,967)
	(26,119)	(265,384)	(21,711)	(222,553)
Class C Shares
Shares sold	566,290	5,734,163	713,950	7,298,634
Reinvestment of distributions	15,243	154,345	28,650	292,189
Shares redeemed	(2,630,085)	(26,636,769)	(3,241,780)	(33,133,073)
	(2,048,552)	(20,748,261)	(2,499,180)	(25,542,250)
Institutional Shares
Shares sold	56,626,168	575,385,195	56,457,547	578,654,456
Reinvestment of distributions	1,020,467	10,367,205	1,252,796	12,835,220
Shares redeemed	(65,773,753)	(668,465,272)	(69,949,364)	(717,266,777)
	(8,127,118)	(82,712,872)	(12,239,021)	(125,777,101)
Service Shares
Shares sold	314,187	3,188,151	549,448	5,626,423
Reinvestment of distributions	24,640	250,005	38,488	393,594
Shares redeemed	(1,749,532)	(17,750,133)	(2,120,001)	(21,716,847)
	(1,410,705)	(14,311,977)	(1,532,065)	(15,696,830)
Class IR Shares
Shares sold	1,220,294	12,445,835	1,057,598	10,890,861
Reinvestment of distributions	19,359	197,483	32,811	337,444
Shares redeemed	(1,860,378)	(18,978,154)	(2,195,480)	(22,591,260)
	(620,725)	(6,334,836)	(1,105,071)	(11,362,955)
NET DECREASE	(30,992,967)	$(315,849,874)	(49,838,241)	$(512,046,805)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Effective March 17, 2014, Class B Shares converted to Class A Shares.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	222,549	$2,251,401	2,170,049	$21,862,193
Reinvestment of distributions	1,900	19,277	19,505	197,535
Shares redeemed	(81,093)	(821,224)	(2,279,451)	(23,181,813)
	143,356	1,449,454	(89,897)	(1,122,085)
Class C Shares
Shares sold	52,903	536,957	124,220	1,254,699
Reinvestment of distributions	424	4,300	225	2,281
Shares redeemed	(15,018)	(152,674)	(108,301)	(1,095,102)
	38,309	388,583	16,144	161,878
Institutional Shares
Shares sold	17,058,301	173,339,220	8,221,773	83,562,727
Reinvestment of distributions	181,670	1,846,300	64,751	657,100
Shares redeemed	(8,650,438)	(87,883,820)	(1,673,044)	(17,012,641)
	8,589,533	87,301,700	6,613,480	67,207,186
Class IR Shares
Shares sold	16,438	166,425	14,241	144,600
Reinvestment of distributions	185	1,888	160	1,624
Shares redeemed	(11,306)	(115,553)	(438)	(4,454)
	5,317	52,760	13,963	141,770
Class R Shares
Reinvestment of distributions	11	105	13	129
NET INCREASE	8,776,526	$89,192,602	6,553,703	$66,388,878

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Income Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2014

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 (February 28, 2014 for Limited Maturity Obligations Fund) through March 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*
Class A
Actual	$1,000.00	$1,001.50		$3.44	$1,000.00	$1,009.80		$4.61	$1,000.00	$998.40		$3.54	$1,000.00	$996.70		$3.14
Hypothetical 5% return	1,000.00	1,021.49	+	3.48	1,000.00	1,020.34	+	4.63	1,000.00	1,021.39	+	3.58	1,000.00	1,021.79	+	3.18
Class B
Actual	1,000.00	1,001.10		3.84	1,000.00	1,006.00		8.35	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.09	+	3.88	1,000.00	1,016.60	+	8.40	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	1,006.00		8.35	N/A	N/A		N/A	1,000.00	993.80		6.86
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.60	+	8.40	N/A	N/A		N/A	1,000.00	1,018.05	+	6.94
Institutional
Actual	1,000.00	1,003.10		1.80	1,000.00	1,010.80		2.91	1,000.00	1,002.40		1.85	1,000.00	998.60		1.45
Hypothetical 5% return	1,000.00	1,023.14	+	1.82	1,000.00	1,022.04	+	2.92	1,000.00	1,023.09	+	1.87	1,000.00	1,023.49	+	1.46
Service
Actual	N/A	N/A		N/A	1,000.00	1,009.00		5.41	1,000.00	999.00		4.14	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.55	+	5.44	1,000.00	1,020.79	+	4.18	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,002.70		2.25	1,000.00	1,011.00		3.36	1,000.00	1,000.80		2.29	1,000.00	998.60		1.89
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,021.59	+	3.38	1,000.00	1,022.64	+	2.32	1,000.00	1,023.04	+	1.92
Class R
Actual	N/A	N/A		N/A	1,000.00	1,008.50		5.86	N/A	N/A		N/A	1,000.00	995.70		4.38
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.10	+	5.89	N/A	N/A		N/A	1,000.00	1,020.54	+	4.43
Administration
Actual	1,000.00	1,021.89		3.04	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,001.90	+	3.07	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2014 (Unaudited) (continued)

	Limited Maturity Obligations Fund(a)			Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 2/28/14	Ending Account Value 3/31/14	Expenses Paid for the period ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*
Class A
Actual	N/A	N/A	N/A	$1,000.00	$1,002.40		$4.09	$1,000.00	$1,014.20		$4.02
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,020.84	+	4.13	1,000.00	1,020.94	+	4.03
Class B
Actual	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A	N/A	1,000.00	1,001.40		6.09	1,000.00	1,012.20		6.02
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,018.85	+	6.14	1,000.00	1,018.95	+	6.04
Institutional
Actual	$1,000.00	$1,000.00	$0.17	1,000.00	1,004.10		2.40	1,000.00	1,015.90		2.31
Hypothetical 5% return	1,000.00	1,004.22	0.17	1,000.00	1,022.54	+	2.42	1,000.00	1,022.64	+	2.32
Service
Actual	N/A	N/A	N/A	1,000.00	999.70		4.89	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,020.04	+	4.94	N/A	N/A		N/A
Class IR
Actual	N/A	N/A	N/A	1,000.00	1,000.10		2.84	1,000.00	1,015.50		2.76
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,022.09	+	2.87	1,000.00	1,022.19	+	2.77
Class R
Actual	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,013.00		5.22
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A		N/A	1,000.00	1,019.75	+	5.24
Administration
Actual	1,000.00	1,000.00	0.39	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,004.00	0.39	N/A	N/A		N/A	N/A	N/A		N/A

(a)	Commenced operations on February 28, 2014.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R	Administration
Enhanced Income	0.69%	0.77%	N/A	0.36%	N/A	0.45%	N/A	0.61%
Government Income	0.92	1.67	1.67%	0.58	1.08%	0.67	1.17%	N/A
High Quality Floating Rate	0.71	N/A	N/A	0.37	0.83	0.46	N/A	N/A
Inflation Protected Securities	0.63	N/A	1.38	0.29	N/A	0.38	0.88	N/A
Limited Maturity Obligations	N/A	N/A	N/A	0.19	N/A	N/A	N/A	0.44
Short Duration Government	0.82	N/A	1.22	0.48	0.98	0.57	N/A	N/A
Short Duration Income	0.80	N/A	1.20	0.46	N/A	0.55	1.04	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 14 portfolios (12 of which offered shares to the public). The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”) and Goldman Sachs MLP Income Opportunities Funds (“GSMLP”), and with respect to Mr. McNamara, GSTII and GSMLP. GSTII, GSBDC and GSMLP each consisted of one portfolio. GSBDC did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration and Government Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Income, Inflation Protected Securities, and Short Duration Income Funds designate $1,778,199, $214,671, and $20,422 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2014.

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities and Short Duration Income Funds designate $3,086,054 and $41,449 respectively as short-term capital gain dividends paid during the year ended March 31, 2014.

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $925,325 as interest-related dividends paid during the year ended March 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014. Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Long Short Credit Strategies Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Effective at the close of business February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category. Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website link provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of March 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 129608.MF.MED.TMPL/5/2014 SDFIAR14/27K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,208,710	$3,311,663	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$723,485	$538,925	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2014